[front cover]
                                                                   MAY 31, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
STRATEGIC ALLOCATION:
   CONSERVATIVE
   MODERATE
   AGGRESSIVE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]


Y2K TESTING EFFORTS PAY DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition to our testing schedule, our Y2K team has developed contingency plans. These plans will minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

STRATEGIC ALLOCATION:  CONSERVATIVE
(TWSCX)
------------------------------------

STRATEGIC ALLOCATION:  MODERATE
(TWSMX)
------------------------------------

STRATEGIC ALLOCATION: AGGRESSIVE
(TWSAX)
------------------------------------

Turn to the inside back cover of this report to see a list of American Century funds classified by objective and risk.

MINIMIZE YOUR MUTUAL FUND TAX HIT

     American Century's newest equity fund, Tax-Managed Value, is designed for long-term growth and to minimize the tax hit you take on your mutual fund investments each year. The fund is managed to keep taxable distributions to a minimum by using the following strategies:

     * BUY AND HOLD --Low portfolio turnover helps limit realized capital gains and takes advantage of long-term capital gains tax rates.

     * OFFSET GAINS --When gains are realized in the portfolio, they are offset with capital losses from securities sold in that tax year or losses carried over from previous years.

     * SELL HIGHER-COST SHARES FIRST --Selling shares that cost the most first helps minimize the taxable gains incurred from a sale.


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended May 31, 1999, we witnessed some surprising events in the U.S. financial markets. When we last addressed you in the annual report for the American Century Strategic Asset Allocation funds, the Federal Reserve (the U.S. central bank) had recently cut short-term interest rates to bolster the U.S. economy and help stabilize markets worldwide. This came after economic and financial crises in Asia, Russia, and Latin America, and the near collapse of several hedge funds. The global economic outlook was still quite uncertain.

     But the Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. Interest rates rose while the U.S. stock market soared -- the benchmark 30-year Treasury bond yield closed above 6% for the first time in a year and a half and the Dow Jones Industrial Average broke through 10,000 in the first quarter and continued to climb in the second quarter.

     The year also began on an up note for us. We focused on making American Century easier to do business with and helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we enhanced our Web site (www.americancentury.com). There you'll find daily fund information -- including performance and price data -- market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, we continued to expand the American Century investment team, which has doubled over the last three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
STRATEGIC ALLOCATION: CONSERVATIVE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    9
STRATEGIC ALLOCATION: MODERATE
   Performance Information ................................................   20
   Management Q&A .........................................................   21
   Schedule of Investments ................................................   24
STRATEGIC ALLOCATION: AGGRESSIVE
   Performance Information ................................................   38
   Management Q&A .........................................................   39
   Schedule of Investments ................................................   42
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   55
   Statements of Operations ...............................................   56
   Statements of Changes
      in Net Assets .......................................................   57
   Notes to Financial
      Statements ..........................................................   58
   Financial Highlights ...................................................   63
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   69
   Background Information
      Investment Philosophy
         and Policies .....................................................   70
      Comparative Indices .................................................   70
      Neutral Asset Mixes .................................................   70
      Investment Team
         Leaders ..........................................................   70
   Glossary ...............................................................   71


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Surging U.S. growth and more stable economies overseas meant world stock markets generally performed well, while bond returns were relatively poor in the six months ended May 31, 1999.

* Among U.S. equities, value stocks outperformed growth, and small- and mid-cap shares did better relative to large-cap stocks than in recent years.

* Foreign stocks performed relatively well after a difficult 1998. In general, the worse a country's or region's performance last year, the better it has done so far this year.

* An expanding economy and rising interest rates hurt domestic bond returns. Corporate and mortgage-backed securities outperformed Treasury bonds.

* Healthier world economies and the strength of the U.S. dollar meant relatively poor foreign bond returns for U.S. investors.

STRATEGIC CONSERVATIVE

* The portfolio's conservative mix of bonds, stocks, and cash produced positive returns, though performance was limited by higher interest rates.

*   We modestly overweighted bonds, adding higher-yielding corporate securities.

* We have a positive outlook for the global economy, which analysts expect to grow at around 2.5-3.0% this year.

* We'll continue to modestly overweight U.S. stocks and bonds, likely underweighting cash and foreign bonds.

STRATEGIC MODERATE

* The fund's return for the six months reflected the blended return of its stock, bond, and cash portfolios, giving shareholders long-term capital growth with relatively moderate share price volatility.

* We ran Strategic Moderate's portfolio close to its neutral asset mix, with only a modest overweight in value stocks.

* We have a positive outlook for the global economy, which analysts expect to grow at around 2.5-3.0% this year.

* We'll continue to modestly overweight value stocks going forward. Economic growth overseas is expected to be better, so foreign stocks also look attractive.

STRATEGIC AGGRESSIVE

* The fund's return for the six months reflected the blended return of its stock, bond, and cash portfolios, giving shareholders long-term capital growth in a single well-diversified investment.

* We ran Strategic Aggressive's portfolio close to its neutral asset mix, with only a modest overweight in value stocks.

* We have a positive outlook for the global economy, which analysts expect to grow at around 2.5-3.0% this year.

* We'll continue to modestly overweight value stocks going forward. Economic growth overseas is expected to be better, so foreign stocks also look attractive.

[left margin]

              CONSERVATIVE(1)
                  (TWSCX)
TOTAL RETURNS:               AS OF 5/31/99
   6 Months                          3.77%(2)
   1 Year                            5.74%
INCEPTION DATE:                    2/15/96
NET ASSETS:                 $199.7 million(3)

                MODERATE(1)
                  (TWSMX)
TOTAL RETURNS:               AS OF 5/31/99
   6 Months                          6.14%(2)
   1 Year                            5.76%
INCEPTION DATE:                    2/15/96
NET ASSETS:                 $313.4 million(3)

               AGGRESSIVE(1)
                  (TWSAX)
TOTAL RETURNS:               AS OF 5/31/99
   6 Months                          7.90%(2)
   1 Year                            5.32%
INCEPTION DATE:                    2/15/96
NET ASSETS:                 $173.1 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor classes.

Investment terms are defined in the Glossary on pages 71-72.


2      1-800-345-2021


Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
/photo of Jeff Tyler/
Jeff Tyler, senior vice president and lead manager of the Strategic Asset Allocation funds

THE BIG PICTURE

     There was a dramatic change in global financial markets in the six months ended May 31, 1999. Looking back at 1998, crises in Asia, Russia, and Latin America caused sharp volatility in world stock and bond markets. Only the U.S. posted strong economic growth.

     But by mid-1999, the rest of the world was catching up. Healthier world economies meant much better stock market performance, but resurgent growth and slightly higher inflation led to generally poor returns for bonds.

U.S. STOCKS

     So far in 1999, U.S. stocks have performed reasonably well regardless of size (see the table at right). That's in contrast to 1998, when small-company stocks fell and shares of mid-sized companies rose only about half as much as those of large companies. In April 1999, investors began to view big-company stocks as too expensive, while mid- and small-company stocks looked undervalued

     Similarly, value stocks (shares considered to be relatively inexpensive) gained ground at the expense of growth stocks (companies with above-average earnings growth). Growth stocks had been in favor during the past three years, but that changed early in 1999.

     For the six months, the S&P 500/ BARRA Value Index returned 13.60%, outpacing the 11.44% return of the S&P 500/BARRA Growth Index. Most of the performance disparity was focused in April, when the S&P 500/BARRA Value Index was up 8.62%, compared with a 0.19% return for the S&P 500/BARRA Growth Index.

     Another big U.S. stock story was sector rotation. It became clearer by April that the global economy in general was regaining some strength, and cyclical stocks (whose prices and earnings tend to follow the ups and downs of the economy) made a comeback. To buy these cyclical stocks, investors sold previous favorites such as high-tech and pharmaceutical stocks.

FOREIGN STOCKS

     Foreign stocks bounced back after the turmoil of 1998 to produce positive returns. For the most part, the worse a country's or region's stock market performance in 1998, the better its returns so far this year.

     Emerging market stocks are a great example of the phenomenon--after plummeting last year, they've performed best so far in 1999. That's because--with the exception of certain Latin American countries--most emerging market economies have stabilized or bounced back sharply. For example, after growing just 0.7% in 1998, Asian economies (excluding Japan) are expected to grow a full 4% in 1999. That recovery has led to outsized gains in South Korean, Indonesian, and other Southeast Asian stock markets.

     Japan also appears to have stabilized. After contracting in 1998, Japan's economy is expected to hold its ground in 1999. Record low interest rates and prospects for better growth helped Japanese stocks post gains after years of difficulty.

[right margin]

"HEALTHIER WORLD ECONOMIES MEANT MUCH BETTER STOCK MARKET PERFORMANCE."

U.S. STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 1999
   S&P 500                               12.59%
   S&P MIDCAP 400                        13.71%
   S&P SMALLCAP 600                       5.73%

FOREIGN STOCK MARKET PERFORMANCE (IN U.S. DOLLARS)
FOR THE SIX MONTHS ENDED MAY 31, 1999
   MORGAN STANLEY EAFE(reg.tm) INDEX      4.01%
   Morgan Stanley Europe Index            0.16%
   Morgan Stanley Far East Index         15.51%
   Morgan Stanley Emerging
      Markets Latin American Index       17.77%
   MORGAN STANLEY EAFE(reg.tm) INDEX
      (IN LOCAL CURRENCIES)               9.75%

Source: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 70.


                                                  www.americancentury.com      3


Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
                                                                    (Continued)

     European stocks benefited from mergers and acquisitions, as well as interest rate cuts by the new European Central Bank. Lower rates and better growth contributed to positive returns for these stocks, but weakness in the euro, the new single European currency, limited returns for U.S. investors.

U.S. BONDS

     U.S. bond returns were relatively poor for the six-month period--strong economic growth translated into fears of future inflation and higher interest rates.

     The theme of dramatic change applies to the bond market as well. In late 1998, many analysts still thought that the Federal Reserve would have to cut interest rates again to bolster the economy. But by the end of May, that view changed 180 degrees--investors believed that the Fed would raise interest rates to ward off inflation.

     Treasury securities were the worst-performing domestic bond sector for the six months. Treasurys had been the investment of choice in 1998 for those worried about the health of global economies and capital markets. But as economic and financial conditions improved, many investors sold Treasurys and bought either stocks or higher-yielding corporate and mortgage-backed securities.

     Corporate and mortgage-backed bond returns were also limited by higher interest rates; however, these bonds significantly outperformed Treasurys for the six months. Continued economic strength and healthy corporate profits helped boost the corporate bond market. Higher rates held one positive for the mortgage-backed bond market--rising rates helped slow the record mortgage refinancing wave that occurred in 1998.

FOREIGN BONDS

     Foreign bond performance was mixed, but returns were generally poor for U.S. investors because of the strength of the U.S. dollar. A stronger dollar relative to foreign currencies means gains from investments overseas translate back into fewer dollars.

     The European Central Bank lowered interest rates in April to help stimulate growth. Lower rates helped European bond returns; however, lower rates make the currency, the euro, less attractive. As a result of lower interest rates and a weaker economy than in the U.S., the euro was down more than 10% against the dollar in the first five months of 1999.

     Riskier emerging market bonds performed better in early 1999 after brutal losses in 1998. The stabilization and recovery of global capital markets was key to the rebound of these bonds. Investors bought these securities at bargain prices in the belief that the worst was over.

     Japanese bonds performed relatively well for the six months. Modest progress on bank and economic reform helped returns. But again, the yen was lower versus the dollar, limiting returns for U.S. investors.

[left margin]

"RESURGENT GROWTH AND SLIGHTLY HIGHER INFLATION LED TO GENERALLY POOR RETURNS FOR BONDS."

U.S. BOND MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 1999
   LEHMAN AGGREGATE BOND INDEX           -0.76%
   Lehman Treasury Bond Index            -2.11%
   Lehman Corporate Bond Index           -1.47%
   Lehman Mortgage-Backed
      Securities Index                    1.32%

FOREIGN BOND MARKET PERFORMANCE (IN U.S. DOLLARS)
FOR THE SIX MONTHS ENDED MAY 31, 1999
   J.P. MORGAN NON-U.S.
      GOVERNMENT BOND INDEX              -4.55%
   J.P. Morgan European Government
      Bond Index                         -7.14%
   J.P. Morgan Japan Government
      Bond Index                          1.23%
   J.P. MORGAN NON-U.S.
      GOVERNMENT BOND INDEX
      (IN LOCAL CURRENCIES)               1.38%

Source: Lipper Inc. and Russell/Mellon Analytical

Indices are defined on page 70.


4      1-800-345-2021


Strategic Conservative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                   INVESTOR CLASS (INCEPTION 2/15/96)                        ADVISOR CLASS (INCEPTION 10/2/96)
                                       LEHMAN      THREE-MONTH                                LEHMAN      THREE-MONTH
            STRATEGIC                 AGGREGATE        U.S.         STRATEGIC                AGGREGATE        U.S.
           CONSERVATIVE    S&P 500    BOND INDEX   TREASURY BILL   CONSERVATIVE    S&P 500   BOND INDEX   TREASURY BILL
====================================================================================================================
6 MONTHS(1)    3.77%        12.59%     -0.76%         2.22%           3.56%         12.59%    -0.76%         2.22%
1 YEAR         5.74%        21.04%      4.35%         4.62%           5.25%         21.04%     4.35%         4.62%
====================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS       10.24%        27.07%      7.83%         4.98%            --             --        --            --
LIFE OF FUND   9.52%        25.66%     6.72%(2)      4.99%(2)        10.17%         28.70%    7.56%(3)      4.95%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 69-71 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/99
S&P 500                     $21,512
Strategic Conservative      $13,637
Lehman Aggregate            $12,352
Three-Month T-Bill          $11,713

                 S&P 500         Strategic         Lehman         Three-Month
                  Index         Conservative      Aggregate          T-Bill
DATE              VALUE            VALUE            VALUE            VALUE
2/29/96          $10,000          $10,000          $10,000          $10,000
3/31/96          $10,096          $10,044           $9,930          $10,041
4/30/96          $10,244          $10,145           $9,874          $10,082
5/31/96          $10,508          $10,186           $9,855          $10,125
6/30/96          $10,548          $10,222           $9,987          $10,167
7/31/96          $10,081          $10,038          $10,014          $10,211
8/31/96          $10,294          $10,160           $9,997          $10,254
9/30/96          $10,873          $10,441          $10,171          $10,297
10/31/96         $11,173          $10,585          $10,396          $10,339
11/30/96         $12,016          $10,831          $10,574          $10,382
12/31/96         $11,778          $10,772          $10,476          $10,425
1/31/97          $12,513          $10,876          $10,508          $10,469
2/28/97          $12,612          $10,814          $10,535          $10,513
3/31/97          $12,095          $10,636          $10,418          $10,558
4/30/97          $12,816          $10,761          $10,574          $10,603
5/31/97          $13,599          $11,117          $10,674          $10,648
6/30/97          $14,204          $11,384          $10,801          $10,691
7/31/97          $15,333          $11,828          $11,093          $10,736
8/31/97          $14,475          $11,640          $10,999          $10,783
9/30/97          $15,267          $12,051          $11,160          $10,827
10/31/97         $14,757          $11,899          $11,322          $10,871
11/30/97         $15,440          $12,008          $11,374          $10,919
12/31/97         $15,705          $12,154          $11,489          $10,966
1/31/98          $15,878          $12,200          $11,636          $11,012
2/28/98          $17,023          $12,567          $11,627          $11,058
3/31/98          $17,895          $12,872          $11,666          $11,105
4/30/98          $18,077          $12,918          $11,727          $11,150
5/31/98          $17,766          $12,895          $11,839          $11,197
6/30/98          $18,487          $13,031          $11,939          $11,243
7/31/98          $18,291          $12,961          $11,964          $11,289
8/31/98          $15,648          $12,284          $12,159          $11,335
9/30/98          $16,651          $12,646          $12,444          $11,378
10/31/98         $18,004          $12,881          $12,378          $11,416
11/30/98         $19,095          $13,140          $12,448          $11,458
12/31/98         $20,194          $13,434          $12,486          $11,501
1/31/99          $21,039          $13,482          $12,574          $11,542
2/28/99          $20,384          $13,116          $12,354          $11,585
3/31/99          $21,200          $13,364          $12,422          $11,628
4/30/99          $22,020          $13,758          $12,462          $11,669
5/31/99          $21,512          $13,637          $12,352          $11,713

$10,000 investment made 2/29/96

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month U.S. Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Conservative's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)
              Strategic                         Lehman        Three-Month
             Conservative      S&P 500        Aggregate         T-Bill
DATE            RETURN          RETURN          RETURN          RETURN
5/96*            1.86%           5.04%          -1.45%           1.25%
5/97             9.16%          29.48%           8.32%           5.17%
5/98            15.99%          30.68%          10.91%           5.16%
5/99             5.74%          21.04%           4.35%           4.62%

* From 2/29/96 (the date nearest the class's inception for which index data are available) to 5/31/96.


                                                  www.americancentury.com      5


Strategic Conservative--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the Strategic Asset Allocation funds management team.

HOW DID STRATEGIC CONSERVATIVE PERFORM DURING THE SIX MONTHS ENDED MAY 31, 1999

     Strategic Conservative returned 3.77% (see the previous page for additional performance information).* That performance reflects the portfolio's conservative mix of stocks (which performed well), bonds (whose returns were limited by rising interest rates), and cash.

HOW IS STRATEGIC CONSERVATIVE MANAGED?

     We manage Strategic Conservative to give shareholders regular income and moderate long-term capital growth while providing some protection for principal in a down market. To do that, we generally allocate 45% of the fund's investments to bonds, 40% to stocks, and 15% to money market securities.

     These weightings represent the portfolio's neutral position. We make modest adjustments around these percentages to try and enhance performance.

HOW DID YOU POSITION THE FUND RELATIVE TO ITS NEUTRAL ASSET MIX OVER THE LAST SIX MONTHS?

     Our largest overweight was in the bond portion of the portfolio, where we continued to add higher-yielding corporate securities (see the chart at left). One way to measure the relative attractiveness of corporate bonds is to look at the spread, or difference in yield, between corporates and Treasurys. The wider the yield spread, the more attractive corporate bonds become. In late 1998, the spread between corporates and Treasurys reached its widest level since the recession of 1990. With the economy and corporate profits healthy, we simply felt these values were too good to pass up.

DID YOU EMPHASIZE A PARTICULAR SECTOR OF THE CORPORATE BOND MARKET?

     In general, we liked bonds issued by cyclical companies. Cyclical companies are closely tied to the health of the economy, so their bonds tend to perform best when the economy is strong. When fears of recession crippled the market in the third quarter of 1998, these bonds were severely punished and experienced sharp price declines. We used that opportunity to buy some of these securities at attractive prices. As economic growth improved and investors once again became interested in these bonds, cyclicals performed relatively well.

WHAT ABOUT THE PORTFOLIO'S FOREIGN  BOND POSITION?

     We modestly underweighted foreign bonds because we were concerned that the strength of the U.S. dollar might hinder international bond performance. The foreign bond markets that performed best were those of countries whose currencies held up well versus the dollar. Good examples include bonds in the U.K., Australia, Canada, and New Zealand. On the other hand, we were hurt by our underweight in Japanese bonds, which performed reasonably well for the six months.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"WE MANAGE STRATEGIC CONSERVATIVE TO GIVE SHAREHOLDERS REGULAR INCOME AND MODERATE LONG-TERM CAPITAL GROWTH."

[pie chart - data below]

ASSET ALLOCATION
(AS OF MAY 31, 1999)
PERCENT OF FUND INVESTMENTS
   U.S. Stocks        36%
   U.S. Bonds         45%
   Foreign Stocks      7%
   Foreign Bonds       4%
   Money Market
      Securities       8%

See page 70 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 71-72.


6      1-800-345-2021


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU TALK A LITTLE BIT ABOUT STRATEGIC CONSERVATIVE'S STOCK HOLDINGS?

     Sure. We added more mid-sized and value shares in the last six months, putting less emphasis on bigger, higher-priced growth stocks. That's consistent with what we've been saying for some time now--large-cap growth stocks were trading at prices that were very expensive by historical standards. We felt the fundamental variables we look at argued that value had a better risk/return outlook than growth.

     And while value stocks performed much better during the period than they have in recent years, we might have been a little early on that trade--many of these stocks underperformed large-cap growth stocks until April and May.

WHAT'S YOUR OUTLOOK FOR THE GLOBAL ECONOMY?

     We have a generally positive outlook. Analysts expect global growth to come in at 2.5-3.0% this year, compared with only about 1.5% in 1998. Also in contrast to 1998, many think the U.S. will lag the rest of the world in 1999. Better economic growth would lead you to expect higher stock prices. Because world economies are so closely linked, more business overseas should also benefit companies here at home.

ARE THERE ANY POTENTIAL RISKS TO THIS OUTLOOK?

     Two issues we're watching carefully are inflation and the potential year 2000 (Y2K) computer problem. While it's impossible to predict the economic impact of the Y2K problem, we are taking steps to measure the Y2K-readiness of the issuers of the fund's portfolio securities. We'll also be keeping a close eye on the financial markets as we get closer to year-end.

AND WHAT ABOUT THE RISK  OF INFLATION?

     A big reason the inflation rate fell to its lowest level in a dozen years in 1998 was the weakness of the global economy. With growth rebounding this year, inflation has begun to pick up, though it remains modest by historical standards.

     That brings us to the other reason inflation has declined throughout the 1990s--increased worker productivity. More productive workers explain why both wages and corporate profits rose while inflation fell. However, it's uncertain if productivity gains can continue at the same pace they have in the past. Federal Reserve Chairman Alan Greenspan said as much when announcing his intention to raise short-term interest rates to head off more serious inflation down the road. But it seems that a vigilant Fed and the ability of the global economy to produce more goods than there's currently demand for will keep inflation from getting out of hand anytime soon.

[right margin]

FUND'S U.S. STOCKS (AS OF MAY 31, 1999)
   NUMBER OF COMPANIES               447
   DIVIDEND YIELD                    1.59%
   PRICE/EARNINGS RATIO              22.6
                                   % OF FUND'S           % OF
                                   U.S. STOCKS           FUND
TOP 5 U.S. STOCKS
   FIRST VIRGINIA BANKS, INC.         1.9%               0.7%
   MICROSOFT CORP.                    1.8%               0.6%
   BELLSOUTH CORP.                    1.7%               0.6%
   BANKAMERICA CORP.                  1.7%               0.6%
   SBC COMMUNICATIONS INC.            1.7%               0.6%


FUND'S FOREIGN STOCKS (AS OF MAY 31, 1999)
   NUMBER OF COMPANIES               119
   DIVIDEND YIELD                    1.17%
                                                % OF FUND'S       % OF
                             COUNTRY          FOREIGN STOCKS      FUND
TOP 5 FOREIGN STOCKS
   ROYAL DUTCH
      PETROLEUM CO.
      NEW YORK SHARES       NETHERLANDS            3.3%           0.2%
   MANNESMANN AG              GERMANY              3.2%           0.2%
   BP AMOCO PLC ADR            U.K.                2.0%           0.1%
   TELEFONICA S.A.             SPAIN               1.9%           0.1%
   VIVENDI                    FRANCE               1.9%           0.1%

[pie chart - data below]

PERCENT OF FUND'S FOREIGN STOCKS
   Europe              78%
   Asia/Pacific        17%
   Americas
     (excluding U.S.)   5%


                                                  www.americancentury.com      7


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We've already seen a big increase in interest rates since the beginning of the year, so we don't expect rates to go much higher. Instead, we think it's more likely bond yields will trade in a relatively narrow range. Of course, that assumes inflation doesn't increase dramatically and that the world economy gradually improves.

GIVEN THIS OUTLOOK, HOW WILL YOU POSITION STRATEGIC CONSERVATIVE'S  BOND
PORTFOLIO?

     Strong growth and relatively stable rates make a very appealing environment for corporate bonds. However, the outlook is somewhat clouded by Y2K. We think the prudent thing to do is keep an eye on this situation and do our best to position the portfolio to respond to the investment challenges and opportunities Y2K might present.

AND HOW DO YOU EXPECT TO POSITION STRATEGIC CONSERVATIVE'S STOCKS?

     We'll continue to modestly overweight stocks relative to our benchmark. In U.S. equities, we think value shares continue to look like good buys. As a result, our biggest bet in U.S. equities is likely to be in that area. With economic growth overseas likely to be stronger, we also think foreign stocks look very attractive. That means we'll probably overweight foreign stocks relative to foreign bonds going forward.

[left margin]

"ANALYSTS EXPECT GLOBAL GROWTH TO COME IN AT 2.5-3.0% THIS YEAR, COMPARED WITH ONLY ABOUT 1.5% IN 1998."

FUND'S U.S. BONDS (AS OF MAY 31, 1999)
   NUMBER OF SECURITIES              116
   WEIGHTED AVERAGE MATURITY         8.2 YEARS
   AVERAGE DURATION                  4.8 YEARS

[pie chart - data below]

PERCENT OF FUND'S U.S. BONDS
   Corporate              38%
   Mortgage-Backed        21%
   U.S. Treasury          23%
   Asset-Backed            7%
   U.S. Govt. Agency      11%

FUND'S FOREIGN BONDS (AS OF MAY 31, 1999)
   NUMBER OF SECURITIES              9
   WEIGHTED AVERAGE MATURITY         8.9 YEARS
   AVERAGE DURATION                  6.1 YEARS

[pie chart - data below]

PERCENT OF FUND'S FOREIGN BONDS
   Europe                71%
   Asia/Pacific          22%
   Americas
     (excluding U.S.)     7%


8      1-800-345-2021


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS--43.0%
AEROSPACE & DEFENSE--1.2%
                     500   Alliant Techsystems Inc.(1)              $     42,500
                   1,200   Aviation Sales Co.(1)                          46,200
                     800   Avondale Industries, Inc.(1)                   29,200
                  11,600   Boeing Co.                                    490,100
                   5,300   Bombardier Inc. Cl B ORD                       82,338
                   2,200   Cordant Technologies Inc.                     106,700
                   1,200   EG&G, Inc.                                     35,625
                   1,500   General Dynamics Corp.                         98,625
                   4,500   Goodrich (B.F.) Company (The)                 182,250
                  11,400   Lockheed Martin Corp.                         460,988
                     700   Newport News Shipbuilding Inc.                 19,250
                   5,800   Raytheon Co. Cl B                             394,762
                   5,100   United Technologies Corp.                     316,519
                                                                    ------------
                                                                       2,305,057
                                                                    ------------
AIRLINES(2)
                     400   AMR Corp.(1)                                   26,025
                                                                    ------------
AUTOMOBILES & AUTO PARTS--0.9%
                   1,600   Coachmen Industries, Inc.                      35,200
                   9,800   Cooper Tire and Rubber Company                232,750
                   1,101   DaimlerChrysler AG ORD                         94,948
                     629   Delphi Automotive Systems Corp.(1)             12,344
                   9,100   Ford Motor Co.                                519,269
                  19,000   Fuji Heavy Industries Ltd. ORD                123,524
                     900   General Motors Corp.                           62,100
                     800   Johnson Controls, Inc.                         50,450
                   1,500   National R.V. Holdings, Inc.(1)                38,531
                  23,200   Superior Industries International, Inc.       578,550
                                                                    ------------
                                                                       1,747,666
                                                                    ------------
BANKING--5.0%
                   4,600   Argentaria SA ORD                             103,021
                   7,800   Australia & New Zealand Banking
                              Group Ltd. ORD                              56,579
                   4,700   Banc One Corp.                                265,844
                  18,400   BankAmerica Corp.                           1,190,250
                   7,044   Bank of Ireland ORD                           130,452
                   3,700   Barclays PLC ORD                              112,160
                   9,800   Chase Manhattan Corp.                         710,500
                   3,700   Citigroup Inc.                                245,125
                   2,000   Deutsche Pfandbrief-und
                              Hypothekenbank AG ORD                      172,997
                   1,900   Fifth Third Bancorp                           129,616
                  12,300   First Union Corp.                             566,569
                  26,600   First Virginia Banks, Inc.                  1,321,688
                  21,800   KeyCorp                                       757,550
                  13,400   Mellon Bank Corp.                             478,212
                   4,400   National Westminster Bank PLC
                              ORD                                        100,898

Shares                                                                  Value
--------------------------------------------------------------------------------

                   1,300   Northern Trust Corp.                     $    117,650
                   6,500   PNC Bank Corp.                                372,125
                  12,600   Regions Financial Corp.                       477,619
                   1,000   Societe Generale Cl A ORD                     181,543
                  12,900   Standard Chartered plc ORD                    195,109
                   5,000   Sumitomo Bank, Ltd. (The) ORD                  60,198
                  27,500   Summit Bancorp.                             1,125,781
                   1,000   Toronto-Dominion Bank (The) ORD                52,780
                     670   UBS AG ORD                                    193,891
                   7,700   Wachovia Corp.                                679,525
                   2,200   Wells Fargo & Co.                              88,000
                   1,900   Zions Bancorporation                          121,125
                                                                    ------------
                                                                      10,006,807
                                                                    ------------
BIOTECHNOLOGY--0.3%
                   3,500   Amgen Inc.(1)                                 221,484
                   1,700   Biogen, Inc.(1)                               185,406
                   2,100   Duramed Pharmaceuticals, Inc.(1)               30,844
                     600   IDEC Pharmaceuticals Corp.(1)                  30,244
                   1,000   MedImmune, Inc.(1)                             63,562
                   2,000   Pharmaceutical Product
                              Development, Inc.(1)                        53,125
                   2,300   Protein Design Labs, Inc.(1)                   44,994
                   1,200   Ventana Medical Systems, Inc.(1)               23,962
                                                                    ------------
                                                                         653,621
                                                                    ------------
BROADCASTING & MEDIA--1.0%
                   7,400   CBS Corp.(1)                                  308,950
                   4,400   Clear Channel Communications,
                              Inc.(1)                                    290,675
                   1,500   EchoStar Communications Corp.
                              Cl A(1)                                    171,750
                   6,200   Fox Entertainment Group, Inc.
                              Cl A(1)                                    158,100
                   3,500   Infinity Broadcasting Corp. Cl A(1)            89,469
                   6,500   Mediaset SpA ORD                               52,634
                   1,400   NTL Inc.(1)                                   132,212
                   1,200   RCN Corp.(1)                                   49,650
                   4,200   Rogers Communications, Inc.
                              Cl B ORD(1)                                 86,618
                     500   Societe Television
                              Francaise 1 ORD                            119,847
                     500   Telewest Communications plc
                              ADR(1)                                      21,562
                  32,900   TeleWest Communications plc
                              ORD(1)                                     141,326
                   2,100   United International Holdings,
                              Inc. Cl A(1)                               150,412
                   1,900   United Pan-Europe
                              Communications NV ORD(1)                   116,330
                     600   Westwood One, Inc.(1)                          20,850
                                                                    ------------
                                                                       1,910,385
                                                                    ------------

See Notes to Financial Statements


                                                  www.americancentury.com      9


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
BUILDING & HOME IMPROVEMENTS--0.1%
                     700   Centex Construction Products Inc.        $     25,112
                   1,500   Elcor Corp.                                    60,562
                   4,500   York International Corporation                189,844
                                                                    ------------
                                                                         275,518
                                                                    ------------
BUSINESS SERVICES & SUPPLIES--0.4%
                   1,500   Acxiom Corp.(1)                                40,641
                     383   Altran Technologies SA ORD                     86,654
                   6,000   Capita Group Plc ORD                           59,330
                   2,500   CSG Systems International, Inc.(1)             81,406
                     700   MAXIMUS, Inc.(1)                               20,825
                   1,700   Metzler Group, Inc. (The)(1)                   55,941
                   1,000   NCO Group, Inc.(1)                             30,656
                       7   NTT Data Corp. ORD                             46,315
                   1,200   Professional Detailing, Inc.(1)                31,875
                   1,600   Quanta Services, Inc.(1)                       54,300
                   2,500   Quintiles Transnational Corp.(1)              101,406
                   2,400   Securitas AB Cl B ORD                          34,168
                     750   Valassis Communications, Inc.(1)               26,109
                  13,200   WPP Group plc ORD                             106,535
                                                                    ------------
                                                                         776,161
                                                                    ------------
CHEMICALS & RESINS--0.7%
                   4,300   Air Products and Chemicals, Inc.              176,300
                     700   Compagnie Francaise d'Etudes et
                              de Construction Technip ORD                 75,869
                   3,000   Dow Chemical Co.                              364,500
                   1,700   du Pont (E.I.) de Nemours & Co.               111,244
                  12,300   IMC Global Inc.                               257,531
                  13,400   Lubrizol Corp.                                368,500
                                                                    ------------
                                                                       1,353,944
                                                                    ------------
COMMUNICATIONS EQUIPMENT--1.2%
                  11,900   Andrew Corp.(1)                               184,078
                   6,500   ANTEC Corp.(1)                                190,328
                   3,000   C-COR Electronics, Inc.(1)                     71,531
                   2,100   CIENA Corp.(1)                                 60,309
                   2,200   CommScope, Inc.(1)                             57,750
                   2,300   Comverse Technology, Inc.(1)                  155,322
                   1,600   FORE Systems, Inc.(1)                          54,950
                   2,100   Harmonic Lightwaves, Inc.(1)                  103,556
                   5,000   Harris Corp.                                  189,062
                   2,100   JDS Fitel Inc. ORD(1)                         142,322
                   8,400   Lucent Technologies Inc.                      477,750
                   2,300   Motorola, Inc.                                190,469
                   3,500   Newbridge Networks Corp.(1)                    96,688
                   1,900   Nortel Networks Corp.                         142,500
                   1,900   Polycom, Inc.(1)                               48,569
                   1,700   Powerwave Technologies, Inc.(1)                39,206
                   2,200   QUALCOMM Inc.(1)                              213,881

Shares                                                                  Value
--------------------------------------------------------------------------------

                     700   Terayon Communication Systems,
                              Inc.(1)                               $     22,531
                                                                    ------------
                                                                       2,440,802
                                                                    ------------
COMPUTER PERIPHERALS--0.5%
                   5,100   Cisco Systems Inc.(1)                         555,741
                   2,800   EMC Corp. (Mass.)(1)                          278,950
                     400   Lexmark International Group,
                              Inc. Cl A(1)                                54,450
                   3,300   Seagate Technology, Inc.(1)                    99,619
                                                                    ------------
                                                                         988,760
                                                                    ------------
COMPUTER SOFTWARE & SERVICES--2.0%
                   1,200   Advantage Learning Systems, Inc.(1)            26,550
                   4,100   America Online Inc.                           489,438
                   1,000   American Management System,
                              Inc.(1)                                     31,781
                   1,700   At Home Corp. Series A(1)                     215,422
                     400   BroadVision, Inc.(1)                           20,788
                  14,900   Cadence Design Systems, Inc.(1)               191,838
                     998   Cap Gemini SA ORD                             143,633
                   1,200   Compuware Corp.(1)                             37,238
                   1,800   Equant NV New York Shares(1)                  149,288
                   3,500   First Data Corp.                              157,281
                   1,500   Getronics N.V. ORD                             57,839
                   7,300   GTECH Holdings Corp.(1)                       180,219
                   2,100   International Integration Inc.(1)              39,966
                     300   Intraware, Inc.(1)                              6,600
                   1,200   Keane, Inc.(1)                                 34,800
                   5,700   Logica plc ORD                                 52,849
                   6,400   Mentor Graphics Corp.(1)                       80,600
                  15,500   Microsoft Corp.(1)                          1,251,141
                   1,400   National Instruments Corp.(1)                  53,156
                   1,700   NCR Corp.(1)                                   66,406
                   4,300   Novell, Inc.(1)                               100,916
                   1,900   Proxicom, Inc.(1)                              39,544
                     700   QRS Corp.(1)                                   51,975
                     300   Sapient Corp.(1)                               19,134
                   2,400   Sterling Software, Inc.(1)                     58,350
                  10,200   Unisys Corp.(1)                               386,962
                   2,000   USWeb Corp.(1)                                 50,812
                     400   Veritas Software Corp.(1)                      35,288
                                                                    ------------
                                                                       4,029,814
                                                                    ------------
COMPUTER SYSTEMS--0.8%
                   6,500   Apple Computer, Inc.(1)                       286,203
                  11,800   Compaq Computer Corp.                         279,512
                   3,400   Dell Computer Corp.(1)                        116,981
                  11,000   Fujitsu Ltd. ORD                              182,858
                     700   Gateway 2000, Inc.(1)                          42,569
                   3,500   Hewlett-Packard Co.                           330,094
                   3,400   International Business Machines
                              Corp.                                      395,462
                                                                    ------------
                                                                       1,633,679
                                                                    ------------

                                              See Notes to Financial Statements


10      1-800-345-2021


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
CONSTRUCTION & PROPERTY  DEVELOPMENT--0.1%
                   1,400   Centex Corp.                             $     51,888
                   3,400   CRH plc ORD                                    58,039
                   1,600   D.R. Horton, Inc.                              27,200
                     400   Dycom Industries, Inc.(1)                      19,300
                   2,800   Insituform Technologies, Inc. Cl A(1)          46,638
                   1,500   Lafarge Corp.                                  50,156
                   1,700   Pulte Corp.                                    40,481
                                                                    ------------
                                                                         293,702
                                                                    ------------
CONSUMER PRODUCTS--0.6%
                   1,100   Avon Products, Inc.                            54,381
                     800   Chattem, Inc.(1)                               29,100
                     700   Clorox Co. (The)                               70,656
                     300   Gillette Company                               15,300
                   1,900   Helen of Troy Ltd.(1)                          30,103
                   9,000   Kao Corporation ORD                           245,896
                   2,200   Procter & Gamble Co. (The)                    205,425
                  12,000   Shiseido Co., Ltd. ORD                        176,768
                   6,800   Whirlpool Corp.                               438,600
                                                                    ------------
                                                                       1,266,229
                                                                    ------------
DIVERSIFIED COMPANIES--1.5%
                  13,100   BBA Group plc ORD                              92,512
                   3,200   Brambles Industries Limited ORD                85,304
                   6,600   General Electric Co. (U.S.)                   671,138
                  12,900   Minnesota Mining &
                              Manufacturing Co.                        1,106,175
                   6,700   Tyco International Ltd.                       585,412
                   1,071   Unilever N.V. New York Shares                  69,950
                   3,927   Vivendi ORD                                   290,569
                                                                    ------------
                                                                       2,901,060
                                                                    ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--2.2%
                   2,100   Advanced Energy Industries, Inc.(1)            52,106
                   2,600   Aeroflex Inc.(1)                               37,862
                  10,200   Arrow Electronics, Inc.(1)                    177,225
                   1,700   ASM Lithography Holding N.V.
                              New York Shares(1)                          74,906
                  15,500   Avnet, Inc.                                   675,219
                     400   Broadcom Corp. Cl A(1)                         38,275
                   2,200   Conexant Systems, Inc.(1)                      85,044
                   2,300   DII Group, Inc.(1)                             75,397
                     400   Hi/fn, Inc.(1)                                 23,138
                  11,900   Intel Corp.                                   644,831
                   1,100   KLA-Tencor Corporation(1)                      50,084
                   1,300   Micron Technology, Inc.(1)                     49,319
                     800   Optical Coating Laboratory, Inc.               51,950
                   1,100   Philips Electronics N.V. New York
                              Shares(1)                                   94,600
                   3,300   Pinnacle Systems, Inc.(1)                     169,744
                     600   PMC-Sierra, Inc.(1)                            29,119

Shares                                                                  Value
--------------------------------------------------------------------------------

                     600   Qlogic Corp.(1)                          $     65,925
                     600   Rockwell International Corp.                   33,112
                   1,300   Sanmina Corp.(1)                               97,541
                   1,600   Sawtek Inc.(1)                                 63,600
                   1,200   Siemens AG ORD                                 80,662
                   2,700   Solectron Corp.(1)                            147,825
                   2,600   Sony Corp. ORD                                243,065
                   2,100   Teradyne, Inc.(1)                             110,906
                   2,500   Texas Instruments Inc.                        273,438
                   4,300   Thomas & Betts Corp.                          184,094
                   4,000   Tokyo Electron Ltd. ORD                       219,561
                   1,900   Uniphase Corp.(1)                             255,253
                   2,100   Unitrode Corp.(1)                              43,706
                   9,600   Vishay Intertechnology, Inc.                  199,800
                   1,100   Xilinx, Inc.(1)                                48,847
                                                                    ------------
                                                                       4,396,154
                                                                    ------------
ENERGY (PRODUCTION & MARKETING)--2.8%
                   1,500   Anadarko Petroleum Corp.                       56,250
                  10,700   Apache Corp.                                  385,200
                  11,400   Atlantic Richfield Co.                        954,038
                   2,679   BP Amoco Plc ADR                              286,988
                  19,900   Burlington Resources Inc.                     854,456
                   3,100   Chevron Corp.                                 287,331
                   1,000   Elf Aquitaine SA ORD                          144,650
                  12,400   Exxon Corp.                                   990,450
                   2,700   Mobil Corp.                                   273,375
                  11,600   Murphy Oil Corp.                              569,125
                   8,500   Royal Dutch Petroleum Co. New
                              York Shares                                480,781
                     900   Texaco Inc.                                    58,950
                   3,800   Union Pacific Resources                        52,962
                   4,600   Unocal Corp.                                  182,850
                                                                    ------------
                                                                       5,577,406
                                                                    ------------
ENERGY (SERVICES)--0.3%
                  15,500   Baker Hughes Inc.                             482,438
                   2,600   Reliant Energy, Inc.                           79,300
                     900   Schlumberger Ltd.                              54,169
                   2,000   Tidewater Inc.                                 51,125
                                                                    ------------
                                                                         667,032
                                                                    ------------
ENVIRONMENTAL SERVICES--0.1%
                   3,682   Waste Management, Inc.                        194,686
                                                                    ------------
FINANCIAL SERVICES--1.6%
                  16,500   Amvescap Plc ORD                              150,607
                   9,722   Banca Intesa S.p.A. ORD                        49,443
                   2,000   Capital One Financial Corp.                   301,375
                   9,500   CIT Group, Inc. (The) Cl A                    275,500
                     800   Credit Suisse Group ORD                       138,802
                   4,200   Fannie Mae                                    285,600
                   2,300   Federal Home Loan Mortgage
                              Corporation                                134,119

See Notes to Financial Statements


                                                 www.americancentury.com      11


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                   1,200   Franklin Resources, Inc.                 $     52,200
                   3,375   ING Groep N.V. ORD                            180,259
                      72   Julius Baer Holding AG ORD                    217,789
                     500   Lehman Brothers Holdings Inc.                  27,312
                   8,400   Lloyds TSB Group plc ORD                      110,974
                   1,300   Merrill Lynch & Co., Inc.                     109,200
                   3,600   Morgan Stanley Dean Witter,
                              Discover & Co.                             347,400
                   2,612   Provident Financial plc ORD                    38,732
                   2,700   Providian Financial Corp.                     259,031
                   1,600   Schwab (Charles) Corp.                        169,300
                     100   Shohkoh Fund & Co., Ltd. ORD                   55,631
                  12,200   Skandia Forsakrings AB ORD                    209,135
                                                                    ------------
                                                                       3,112,409
                                                                    ------------
FOOD & BEVERAGE--2.1%
                   1,200   American Italian Pasta Co. Cl A(1)             33,000
                  72,649   Archer-Daniels-Midland Co.                  1,089,735
                   1,100   Coca-Cola Company (The)                        75,144
                   5,200   Coca-Cola Enterprises, Inc.                   188,500
                   4,400   Diageo plc ORD                                 46,257
                   1,500   Earthgrains Company                            35,156
                     400   Groupe Danone ORD                             110,051
                   2,100   Heineken NV ORD                               116,648
                     800   Hormel Foods Corp.                             31,700
                   3,300   IBP, Inc.                                      70,744
                  43,200   Interstate Bakeries Corp.                     945,000
                     700   Keebler Foods Co.(1)                           23,450
                   6,000   Kirin Brewery Company, Ltd. ORD                68,584
                      70   Nestle S.A. ORD                               125,806
                   2,200   PepsiCo, Inc.                                  78,788
                   3,300   Quaker Oats Co. (The)                         218,006
                   1,000   Seagram Co. Ltd. (The)                         51,938
                   2,700   Suiza Foods Corp.(1)                           98,888
                  29,500   Tyson Foods, Inc. Cl A                        678,500
                                                                    ------------
                                                                       4,085,895
                                                                    ------------
HEALTHCARE--1.4%
                  11,600   Aetna Inc.                                  1,053,425
                   3,400   Apria Healthcare Group Inc.(1)                 70,125
                   9,600   Beckman Coulter Inc.                          487,200
                  39,000   Columbia/HCA Healthcare Corp.                 918,938
                   4,000   Eisai Company, Ltd. ORD                        74,230
                   2,200   Hooper Holmes, Inc.                            39,875
                   1,000   PacifiCare Health Systems,
                              Inc. Cl B(1)                                86,344
                                                                    ------------
                                                                       2,730,137
                                                                    ------------
INDUSTRIAL--0.1%
                  25,400   Invensys plc ORD                              115,718
                                                                    ------------

Shares                                                                  Value
--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT &
MACHINERY--0.3%
                   2,600   Ingersoll-Rand Co.                       $    165,588
                   3,370   Mannesmann AG ORD                             460,078
                                                                    ------------
                                                                         625,666
                                                                    ------------
INSURANCE--1.6%
                     183   Allianz AG ORD                                 49,967
                   4,400   Allstate Corp.                                160,325
                   1,600   American International Group, Inc.            182,900
                   1,433   ASR Verzekeringsgroep N.V. ORD                 98,639
                   3,000   Assicurazioni Generali ORD                    106,612
                   1,655   Axa-UAP ORD                                   190,586
                     700   Blanch (E.W.) Holdings, Inc.                   44,800
                  11,800   Chubb Corp. (The)                             826,738
                  17,500   CNA Financial Corp.(1)                        760,156
                   3,300   Fidelity National Financial, Inc.              55,894
                   3,800   First American Financial Corp.
                              (The)                                       62,462
                   2,460   Fortis AG ORD                                  78,833
                   1,500   Gallagher (Arthur J.) & Co.                    73,031
                   1,200   LandAmerica Financial Group, Inc.              34,425
                   3,200   Lincoln National Corp.                        325,600
                   1,400   Loews Corp.                                   113,838
                  14,400   Mediolanum SpA ORD                             97,995
                     900   Sampo Insurance Co. plc
                              Cl A ORD                                    27,200
                                                                    ------------
                                                                       3,290,001
                                                                    ------------
LEISURE--0.4%
                     275   Accor SA ORD                                   67,406
                     700   Anchor Gaming(1)                               31,391
                   3,400   Circus Circus Enterprises, Inc.(1)             71,825
                   5,700   Eastman Kodak Co.                             385,462
                   3,000   Mirage Resorts, Inc.(1)                        61,500
                   2,500   Park Place Entertainment Corp.(1)              26,250
                   3,400   Viacom, Inc. Cl B(1)                          130,900
                                                                    ------------
                                                                         774,734
                                                                    ------------
MACHINERY & EQUIPMENT--0.7%
                     170   ABB AG ORD(1)                                 240,750
                   2,500   Brooks Automation, Inc.(1)                     45,781
                   1,600   Case Corp.                                     75,200
                  15,000   Cooper Industries, Inc.                       743,438
                   1,700   Lam Research Corp.(1)                          47,122
                   3,800   Premark International, Inc.                   136,088
                   1,500   PRI Automation, Inc.(1)                        36,750
                     800   Sidel SA ORD                                  110,885
                                                                    ------------
                                                                       1,436,014
                                                                    ------------

                                              See Notes to Financial Statements


12      1-800-345-2021


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES--0.5%
                     400   Andrx Corp.(1)                           $     40,238
                   2,600   Boston Scientific Corp.(1)                     98,638
                     600   Closure Medical Corp.(1)                       18,619
                   3,800   CONMED Corp.(1)                               129,081
                   3,200   Guidant Corp.                                 160,000
                   1,600   Hillenbrand Industries, Inc.                   67,100
                   1,700   IDEXX Laboratories, Inc.(1)                    43,244
                   1,700   KeraVision, Inc.(1)                            16,894
                     700   Novoste Corp.(1)                               17,872
                   1,400   Ocular Sciences, Inc.(1)                       42,831
                   1,250   Priority Healthcare Corp. Cl B(1)              42,891
                   2,600   VISX, Inc.(1)                                 134,956
                   1,700   Wesley Jessen VisionCare, Inc.(1)              52,753
                   1,400   Xomed Surgical Products, Inc.(1)               57,312
                                                                    ------------
                                                                         922,429
                                                                    ------------
METALS & MINING--0.1%
                   3,300   Alcoa Inc.                                    181,500
                   9,100   Broken Hill Proprietary Co.
                              Ltd. ORD                                    93,353
                                                                    ------------
                                                                         274,853
                                                                    ------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
                   2,500   Electronics for Imaging, Inc.(1)              122,578
                                                                    ------------
PACKAGING & CONTAINERS--0.2%
                  15,300   Tenneco Inc.                                  356,681
                                                                    ------------
PAPER & FOREST PRODUCTS--0.5%
                   6,400   Consolidated Papers, Inc.                     177,600
                     600   Georgia-Pacific Corp.                          51,862
                   3,567   International Paper Co.                       178,350
                   3,900   Rayonier, Inc.                                181,838
                  12,500   Westvaco Corp.                                357,031
                     500   Weyerhaeuser Co.                               31,031
                     700   Willamette Industries, Inc.                    29,662
                                                                    ------------
                                                                       1,007,374
                                                                    ------------
PHARMACEUTICALS--1.5%
                   2,200   American Home Products Corp.                  126,775
                   2,500   AstraZeneca Group plc ORD                      99,324
                   5,000   Bristol-Myers Squibb Co.                      343,125
                   2,400   ChiRex Inc.(1)                                 72,375
                   1,900   Forest Laboratories, Inc.(1)                   90,488
                   2,800   Genentech, Inc.(1)                            245,175
                   2,700   Glaxo Wellcome plc ORD                         75,750
                   1,300   Johnson & Johnson                             120,412
                   1,200   Lilly (Eli) & Co.                              85,725
                     700   Merck & Co., Inc.                              47,250
                      89   Novartis AG ORD                               129,128
                   2,500   Pfizer, Inc.                                  267,500
                   3,300   Pharmacia & Upjohn Inc.                       182,944

Shares                                                                  Value
--------------------------------------------------------------------------------

                  11,800   Schering-Plough Corp.                    $    531,738
                   4,000   Takeda Chemical Inds. ORD                     176,768
                   1,800   UCB SA ORD                                     77,455
                   5,300   Warner-Lambert Co.                            328,600
                                                                    ------------
                                                                       3,000,532
                                                                    ------------
PRINTING & PUBLISHING--0.5%
                  12,500   Banta Corp.                                   306,250
                   5,900   Deluxe Corp.                                  212,769
                   8,600   Mondadori (Arnoldo) Editore
                              SpA ORD                                    149,225
                   6,000   Pearson plc ORD                               114,336
                  37,400   Seat Pagine Gialle SpA ORD                     50,864
                   3,000   Toppan Forms Co., Ltd. ORD                     56,536
                   3,100   VNU N.V. ORD                                  131,488
                   2,620   Wolters Kluwer NV ORD                         105,258
                                                                    ------------
                                                                       1,126,726
                                                                    ------------
RAILROAD--0.2%
                     800   Canadian National Railway
                              Company ORD                                 51,179
                   8,000   CSX Corp.                                     375,500
                                                                    ------------
                                                                         426,679
                                                                    ------------
REAL ESTATE--0.1%
                     900   Arden Realty, Inc.                             23,006
                     500   Equity Residential Properties Trust            23,969
                     900   Hospitality Properties Trust(1)                24,412
                   1,100   Prologis Trust                                 22,481
                     800   Simon Property Group, Inc.                     23,400
                                                                    ------------
                                                                         117,268
                                                                    ------------
RESTAURANTS--0.4%
                  33,100   CBRL Group, Inc.                              572,009
                   6,000   Foodmaker, Inc.(1)                            162,000
                     900   McDonald's Corp.                               34,650
                   2,300   PJ America, Inc.(1)                            53,978
                                                                    ------------
                                                                         822,637
                                                                    ------------
RETAIL (APPAREL)--0.3%
                   3,600   AnnTaylor Stores Corp.(1)                     155,475
                   1,400   Chico's FAS, Inc.(1)                           31,675
                   1,000   Children's Place Retail Stores,
                              Inc. (The)(1)                               38,719
                   2,150   DM Management Co.(1)                           34,602
                   1,300   Gucci Group N.V. New York Shares               85,962
                  10,000   Hennes & Mauritz AB Cl B ORD                  224,301
                                                                    ------------
                                                                         570,734
                                                                    ------------
RETAIL (FOOD & DRUG)--0.2%
                   1,800   CVS Corp.                                      82,800
                   2,904   Koninklijke Ahold NV ORD                      101,233
                   4,200   Safeway Inc.(1)                               195,300
                   2,100   Universal Corp.                                54,862
                                                                    ------------
                                                                         434,195
                                                                    ------------

See Notes to Financial Statements


                                                 www.americancentury.com      13


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
RETAIL (GENERAL MERCHANDISE)--1.2%
                   1,900   Ames Department Stores, Inc.(1)          $     77,841
                     660   Carrefour SA ORD                               86,528
                  10,800   Dillard's Inc. Cl A                           379,350
                   1,200   Douglas Holding AG ORD                         51,274
                   1,500   Fred's, Inc.                                   19,594
                     500   Lands' End, Inc.(1)                            21,375
                   4,100   May Department Stores Co. (The)               177,581
                     900   Neiman-Marcus Group, Inc.(1)                   24,806
                   5,700   Next Plc ORD                                   66,221
                   9,000   Penney (J.C.) Company, Inc.                   465,188
                     900   Pinault-Printemps-Redoute
                              SA ORD                                     153,165
                     200   Ryohin Keikaku Co. Limited ORD                 39,156
                   1,600   ShopKo Stores, Inc.(1)                         56,800
                  16,900   Wal-Mart Stores, Inc.                         720,362
                                                                    ------------
                                                                       2,339,241
                                                                    ------------
RETAIL (INTERNET)(2)
                     200   eBay Inc.(1)                                   35,419
                                                                    ------------
RETAIL (SPECIALTY)--0.6%
                   1,200   Best Buy Co., Inc.(1)                          54,600
                   1,600   Circuit City Stores-Circuit
                              City Group                                 114,900
                   4,621   Dixons Group plc ORD                           82,952
                   5,400   Home Depot, Inc.                              307,125
                   3,500   Starbucks Corp.(1)                            129,172
                   3,500   Sunglass Hut International, Inc.(1)            53,156
                   8,300   Toys 'R' Us, Inc.(1)                          191,419
                   2,200   Tractor Supply Co.(1)                          65,312
                   2,000   Yamada Denki ORD                               82,788
                   1,500   Zale Corp.(1)                                  57,844
                                                                    ------------
                                                                       1,139,268
                                                                    ------------
RUBBER & PLASTICS(2)
                   1,100   Tupperware Corp.                               24,475
                                                                    ------------
TELEPHONE COMMUNICATIONS--3.3%
                     300   Aliant Communications, Inc.                    14,100
                   2,700   ALLTEL Corp.                                  193,556
                   2,600   Ameritech Corp.                               171,112
                   5,400   AT&T Corp.                                    299,700
                   6,400   Bell Atlantic Corp.                           350,400
                  25,300   BellSouth Corp.                             1,193,844
                  15,287   British Telecommunications
                              plc ORD                                    254,835
                  14,600   Cable & Wireless Communications
                              plc ORD(1)                                 138,642
                  21,889   Cable & Wireless Optus
                              Limited ORD(1)                              41,832
                   9,824   COLT Telecom Group plc ORD(1)                 207,343
                   3,928   Energis plc ORD(1)                             94,729
                     900   Global TeleSystems Group, Inc.(1)              68,316

Shares                                                                  Value
--------------------------------------------------------------------------------

                  15,200   GTE Corp.                                $    958,550
                     700   Intermedia Communications Inc.(1)              17,653
                       2   Japan Telecom Co. Ltd. ORD                     24,359
                   2,100   MCI WorldCom, Inc.(1)                         181,322
                      17   Nippon Telegraph & Telephone
                              ORD                                        165,082
                  23,000   SBC Communications Inc.                     1,175,875
                   2,147   Sonera Group Oyj ORD                           41,953
                   2,100   Sprint Corp.                                  236,775
                     179   Swisscom AG ORD(1)                             64,458
                     800   Tele Danmark A/S ORD                           81,591
                  16,300   Telecom Italia SpA ORD                        167,832
                   5,834   Telefonica S.A. ORD(1)                        279,554
                   1,300   Teleglobe Inc. ORD                             39,334
                   2,300   U S WEST, Inc.                                124,344
                                                                    ------------
                                                                       6,587,091
                                                                    ------------
TEXTILES & APPAREL--0.1%
                   1,600   Dexter Corp. (The)                             62,000
                   1,700   Polymer Group, Inc.(1)                         20,825
                     750   Quiksilver, Inc.(1)                            21,375
                   1,600   VF Corp.                                       73,600
                                                                    ------------
                                                                         177,800
                                                                    ------------
TOBACCO--0.5%
                   1,300   Fortune Brands, Inc.                           53,138
                   8,000   Imperial Tobacco Group plc ORD                 89,932
                   2,500   Philip Morris Companies Inc.                   96,406
                  22,100   UST Inc.                                      674,050
                                                                    ------------
                                                                         913,526
                                                                    ------------
TRANSPORTATION--0.1%
                   2,100   Atlas Air, Inc.(1)                             56,438
                   1,100   Eagle USA Airfreight, Inc.(1)                  51,906
                   1,800   Forward Air Corp.(1)                           49,106
                   1,500   Hertz Corp. Cl A                               82,406
                                                                    ------------
                                                                         239,856
                                                                    ------------
UTILITIES--1.9%
                   1,000   AES Corp. (The)(1)                             49,750
                  20,500   AGL Resources Inc.                            386,938
                  14,200   Ameren Corp.                                  581,312
                   1,000   Calpine Corp.(1)                               54,188
                   1,700   Energy East Corp.                              47,175
                  13,800   Florida Progress Corp.                        578,738
                  17,600   FPL Group, Inc.                             1,024,100
                   1,400   KN Energy, Inc.                                30,012
                   3,000   LG&E Energy Corp.                              68,438
                   3,400   Minnesota Power & Light Co.                    73,100
                   1,600   Northeast Utilities(1)                         28,200
                   3,400   Sempra Energy                                  73,100
                   7,700   Sierra Pacific Resources                      280,088
                   4,300   Southern Co.                                  122,012

                                              See Notes to Financial Statements


14      1-800-345-2021


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

                   4,900   Texas Utilities Co.                      $    220,500
                   3,100   Utilicorp United Inc.                          77,306
                                                                    ------------
                                                                       3,694,957
                                                                    ------------
WIRELESS COMMUNICATIONS--0.8%
                   5,600   AirTouch Communications, Inc.(1)              562,800
                   7,000   Europolitan Holdings AB ORD                    60,608
                     700   Nextel Communications, Inc.(1)                 25,791
                   3,700   Nokia Corp. ADR Cl A                          262,700
                       3   NTT Mobile Communication
                              Network, Inc. ORD                          163,190
                   4,700   Orange plc ORD(1)                              65,028
                   3,700   Pinnacle Holdings Inc.(1)                      66,947
                     700   Sprint PCS(1)                                  31,500
                  13,100   Vodafone Group plc ORD                        249,425
                   1,300   VoiceStream Wireless Corp.(1)                  35,100
                   1,300   Western Wireless Corp. Cl A(1)                 31,809
                                                                    ------------
                                                                       1,554,898
                                                                    ------------
TOTAL COMMON STOCKS                                                   85,504,299
                                                                    ------------
   (Cost $71,005,861)

U.S. TREASURY SECURITIES--10.4%
               $6,600,000  U.S. Treasury Notes, 5.50%,
                              3/31/00                                  6,624,959
               6,100,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                                  6,245,218
                 575,000   U.S. Treasury Notes, 5.75%,
                              8/15/03                                    576,218
               1,000,000   U.S. Treasury Notes, 4.75%,
                              2/15/04                                    965,172
               1,000,000   U.S. Treasury Notes, 7.875%,
                              11/15/04                                 1,097,748
                 950,000   U.S. Treasury Notes, 6.625%,
                              5/15/07                                    998,721
               1,000,000   U.S. Treasury Notes, 5.50%,
                              5/15/09                                    990,914
               1,050,000   U.S. Treasury Bonds, 8.75%,
                              5/15/17                                  1,346,930
               1,350,000   U.S. Treasury Bonds, 7.875%,
                              2/15/21                                  1,630,481
                 100,000   U.S. Treasury Bonds, 6.125%,
                              11/15/27                                   101,145
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        20,577,506
                                                                    ------------
   (Cost $20,762,267)

U.S. GOVERNMENT AGENCY SECURITIES--4.8%
               2,200,000   FHLB, 5.05%, 3/1/00                         2,195,666
               1,350,000   FHLMC, 7.93%, 1/20/05                       1,463,515
                 500,000   FNMA, 5.25%, 1/15/03                          488,075
               1,500,000   FNMA, 7.69%, 9/13/06                        1,556,700

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $2,500,000   FNMA MTN, 6.23%, 7/21/08                 $  2,428,690
               1,500,000   SLMA MTN, VRN, 5.22%,
                              6/1/99, resets weekly off the
                              3-month T-Bill plus 0.60% with
                              no caps                                  1,501,755
                                                                    ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                      9,634,401
                                                                    ------------
   (Cost $9,640,303)

SOVEREIGN GOVERNMENTS & AGENCIES--4.2%
AUD              625,000   Australian Government,
                               9.50%, 8/15/03                            466,098
USD              350,000   Province of British Columbia,
                               5.375%, 10/29/08                          323,519
EURO             882,339   Deutschland Republic, 4.75%,
                               7/4/98                                    873,093
EURO           2,986,134   Deutschland Republic,
                               6.00%, 9/15/03                          3,445,295
CAD              280,000   Government of Canada,
                               5.00%, 3/15/00                            189,974
CAD              500,000   Government of Canada,
                               6.00%, 6/1/08                             352,590
JPY          140,000,000   Japan Global, 3.30%,
                               6/20/06                                 1,320,331
DKK            1,900,000   Kingdom of Denmark,
                               8.00%, 3/15/06                            324,608
GBP              100,000   U.K. Treasury Bonds, 7.50%,
                               12/7/06                                   184,395
GBP              400,000   U.K. Treasury Bonds, 9.00%,
                               8/6/12                                    885,226
                                                                    ------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                             8,365,129
                                                                    ------------
   (Cost $9,009,739)

MORTGAGE-BACKED SECURITIES(3)--9.6%
                 460,671   FHLMC Pool #E68523, 6.50%,
                              12/1/12                                    460,672
                  37,620   FNMA Pool #343829, 6.50%,
                              4/1/11                                      37,547
                 584,855   FNMA Pool #341477, 6.50%,
                              5/1/11                                     583,722
                 196,440   FNMA Pool #346400, 6.50%,
                              5/1/11                                     196,060
                 343,402   FNMA Pool #346779, 6.50%,
                              5/1/11                                     342,737
                 170,034   FNMA Pool #369034, 6.50%,
                              2/1/12                                     169,682
                 302,563   FNMA Pool #377181, 6.50%,
                              4/1/12                                     301,937
                 610,245   FNMA Pool #378039, 6.50%,
                              5/1/12                                     608,983
                  66,944   FNMA Pool #250576, 7.00%,
                              6/1/26                                      67,173

See Notes to Financial Statements


                                                 www.americancentury.com      15


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $  507,351   FNMA Pool #373510, 7.50%,
                              3/1/27                                $    519,000
               2,265,330   FNMA Pool #412562, 6.50%,
                              1/1/28                                   2,218,852
                 283,715   GNMA Pool #351417, 7.00%,
                              1/15/24                                    285,131
                  96,849   GNMA Pool #361446, 8.00%,
                              7/15/24                                    100,785
                 121,621   GNMA Pool #377238, 8.50%,
                              7/20/24                                    127,911
                 176,423   GNMA Pool #355903, 8.00%,
                              9/15/24                                    183,593
                 459,681   GNMA Pool #404303, 8.25%,
                              10/15/24                                   484,483
                  30,478   GNMA Pool #392995, 8.75%,
                              3/15/25                                     32,413
                 116,899   GNMA Pool #001991, 9.00%,
                              4/20/25                                    123,787
                 412,229   GNMA Pool #009297, 8.25%,
                              7/20/25                                    430,816
                 428,267   GNMA Pool #412177, 7.00%,
                              9/15/25                                    430,155
                 380,814   GNMA Pool #416856, 7.50%,
                              10/15/25                                   390,250
                 211,079   GNMA Pool #425081, 7.50%,
                              2/15/26                                    216,277
                  22,008   GNMA Pool #417549, 6.00%,
                              4/15/26                                     20,969
                 139,466   GNMA Pool #372335, 7.50%,
                              4/15/26                                    142,901
                 177,191   GNMA Pool #422006, 7.50%,
                              5/15/26                                    181,555
                 141,486   GNMA Pool #402680, 8.00%,
                              5/15/26                                    147,177
                 213,939   GNMA Pool #417068, 8.00%,
                              5/15/26                                    222,543
                  42,976   GNMA Pool #402682, 7.50%,
                              6/15/26                                     44,034
                 705,438   GNMA Pool #431942, 8.25%,
                              7/15/26                                    743,611
                 129,712   GNMA Pool #002273, 9.00%,
                              8/20/26                                    137,351
                 756,965   GNMA Pool #456569, 7.50%,
                              11/15/27                                   775,490
               1,272,933   GNMA Pool #457351, 7.00%,
                              12/15/27                                 1,277,091
                 543,237   GNMA Pool #404525, 6.50%,
                              2/15/28                                    530,802
                 514,998   GNMA Pool #436196, 6.50%,
                              2/15/28                                    503,209
                  54,059   GNMA Pool #463081, 6.50%,
                              2/15/28                                     52,821
                 399,482   GNMA Pool #256771, 6.50%,
                              3/15/28                                    390,338

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $  395,482   GNMA Pool #461658, 6.50%,
                              3/15/28                               $    386,429
                 376,067   GNMA Pool #462615, 6.50%,
                              3/15/28                                    367,458
               3,438,257   GNMA Pool #466804, 6.50%,
                              4/15/28                                  3,359,552
                  51,014   GNMA Pool #474216, 6.50%,
                              4/15/28                                     49,846
                 505,585   GNMA Pool #433786, 6.00%,
                              5/15/28                                    480,058
                 421,909   GNMA Pool #481773, 6.00%,
                              7/15/28                                    400,608
                 484,371   GNMA Pool #473140, 6.00%,
                              10/15/28                                   459,915
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      18,985,724
                                                                    ------------
   (Cost $19,003,844)

ASSET-BACKED SECURITIES(3)--3.3%
                 600,000   AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%, 4/25/27               593,889
                 400,000   Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                             380,262
               1,200,000   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%, 5/15/33             1,153,806
                 571,880   Money Store (The) Home Equity
                              Trust, Series 1995 C, Class A9
                              SEQ, 6.375%, 9/15/11                       573,724
                 500,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        503,502
                 946,482   Morgan Stanley Capital I,
                              Series 1998 WF1, Class A1
                              SEQ, 6.25%, 7/15/07                        935,753
                 678,325   Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                            663,236
               1,000,000   Nationslink Funding Corp.,
                              Series 1999-1, Class A2 SEQ,
                              6.32%, 11/20/08                            971,515
                 216,454   Textron Financial Corp. Receivables
                              Trust, Series 1997 A, Class A,
                              6.05%, 3/16/09 (Acquired
                              9/18/97, Cost $216,167)(4)                 216,901
                 600,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997 C, Class A7, 6.85%,
                              1/15/29                                    603,291
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          6,595,879
                                                                    ------------
   (Cost $6,749,617)

                                              See Notes to Financial Statements


16      1-800-345-2021


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
CORPORATE BONDS--17.0%
AEROSPACE & DEFENSE--0.1%
              $  200,000   Lockheed Martin Corp., 6.85%,
                              5/15/01                               $    202,417
                                                                    ------------
AUTOMOBILES & AUTO PARTS--0.4%
               1,000,000   Ford Motor Co., 6.375%, 2/1/29                898,234
                                                                    ------------
BANKING--3.5%
               1,500,000   American Express Centurion Bank,
                              VRN, 4.85%, 6/18/99, resets
                              monthly off the 1-month LIBOR
                              minus 0.055% with no caps                1,499,985
                 550,000   Citigroup Inc., 7.125%, 5/15/06               556,712
                 500,000   First Bank System Inc., 7.625%,
                              5/1/05                                     523,217
                 350,000   Fleet National Bank, 5.75%,
                              1/15/09                                    325,035
               2,000,000   KeyBank N.A., VRN, 4.84%,
                              6/1/99, resets daily off the Fed
                              Funds rate plus 0.03% with
                              no caps                                  2,000,000
               1,000,000   NationsBank, N.A., VRN, 5.09%,
                              6/1/99, resets daily off the Fed
                              Funds rate plus 0.22% with
                              no caps                                  1,000,180
               1,000,000   NationsBank, N.A., 6.125%,
                              7/15/04                                    991,072
                                                                    ------------
                                                                       6,896,201
                                                                    ------------
BROADCASTING & MEDIA--0.3%
                 600,000   British Sky Broadcasting, 6.875%,
                              2/23/09                                    573,948
                                                                    ------------
CHEMICALS & RESINS--0.3%
                 700,000   Monsanto Co., 6.60%, 12/1/28
                              (Acquired 12/4/98, Cost
                              $697,480)(4)                               644,126
                                                                    ------------
DIVERSIFIED COMPANIES--0.6%
               1,300,000   Hutchison Whampoa Financial,
                              7.50%, 8/1/27 (Acquired
                              4/27/99-5/26/99, Cost
                              $1,135,082)(4)                           1,133,122
                                                                    ------------
ENERGY (PRODUCTION & MARKETING)--0.9%
                 500,000   Enron Corp., 6.75%, 7/1/05                    493,133
                 600,000   Enron Corp., 6.625%, 11/15/05                 588,450
                 800,000   USX Corp., 6.65%, 2/1/06                      776,116
                                                                    ------------
                                                                       1,857,699
                                                                    ------------
ENERGY (SERVICES)--0.3%
                 650,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                            608,990
                                                                    ------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES--3.7%
              $1,000,000   Associates Corp., N.A., 6.25%,
                              11/1/08                               $    969,560
                 600,000   Comdisco Inc., 7.75%, 9/1/99                  602,906
                 900,000   Ford Motor Credit Co., 6.55%,
                              9/10/02                                    906,442
               2,000,000   GMAC, 8.00%, 10/1/99                        2,018,575
                 350,000   Lehman Brothers Holdings Inc.,
                              6.625%, 4/1/04                             344,936
                 500,000   Toyota Motor Credit Corp., 5.625%,
                              11/13/03                                   486,130
               2,000,000   USL Capital Corp. MTN, Series D,
                              6.18%, 11/8/99                           2,006,708
                                                                    ------------
                                                                       7,335,257
                                                                    ------------
FOOD & BEVERAGE--0.8%
                 800,000   Pepsi Bottling Group Inc., 5.625%,
                              2/17/09 (Acquired 2/3/99,
                              Cost $796,536)(4)                          746,310
                 800,000   Pepsi Bottling Group Inc., 7.00%,
                              3/1/29 (Acquired 3/3/99,
                              Cost $794,560)(4)                          775,606
                                                                    ------------
                                                                       1,521,916
                                                                    ------------
INSURANCE--0.4%
                 800,000   Conseco Inc., 6.40%, 6/15/01                  785,122
                                                                    ------------
METALS & MINING--0.2%
                 100,000   Alcan Aluminium Ltd., 5.875%,
                              4/1/00                                     100,258
                 300,000   Barrick Gold Corp., 7.50%,
                              5/1/07                                     309,517
                                                                    ------------
                                                                         409,775
                                                                    ------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
                 550,000   Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $572,132)(4)                          563,578
                                                                    ------------
PAPER & FOREST PRODUCTS--0.4%
                 850,000   Fort James Corp., 6.625%,
                              9/15/04                                    853,449
                                                                    ------------
PRINTING & PUBLISHING--0.3%
                 500,000   News America Holdings Inc.,
                              9.125%, 10/15/99                           505,640
                                                                    ------------
RAILROAD--0.1%
                 200,000   Norfolk Southern Corp., 7.90%,
                              5/15/97                                    211,774
                                                                    ------------
RETAIL (FOOD & DRUG)--0.7%
                 800,000   Rite Aid Corp., 6.70%, 12/15/01               802,180
                 750,000   Rite Aid Corp., 6.125%, 12/15/08
                              (Acquired 1/6/99, Cost
                              $754,740)(4)                               690,681
                                                                    ------------
                                                                       1,492,861
                                                                    ------------

See Notes to Financial Statements


                                                 www.americancentury.com      17


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
TELEPHONE COMMUNICATIONS--2.3%
              $1,500,000   Cable & Wireless Communications
                              plc, 6.625%, 3/6/05                   $  1,476,278
                 400,000   Cincinnati Bell Inc., 6.30%,
                              12/1/28                                    363,874
                 800,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                                   747,157
                 600,000   MCI WorldCom, Inc., 7.55%,
                              4/1/04                                     621,907
                 500,000   MCI WorldCom, Inc., 6.40%,
                              8/15/05                                    490,694
                 300,000   Sprint Capital Corp., 6.875%,
                              11/15/28                                   282,225
                 500,000   U S West Capital Funding Inc.,
                              6.125%, 7/15/02                            496,960
                                                                    ------------
                                                                       4,479,095
                                                                    ------------
UTILITIES--0.9%
                 300,000   Citizens Utilities Co., 7.60%,
                              6/1/06                                     311,664
                 700,000   Georgia Power Co., 5.50%,
                              12/1/05                                    662,679
                 600,000   Southern Investments UK, 6.80%,
                              12/1/06                                    594,119
                 250,000   Virginia Electric & Power, 8.00%,
                              3/1/04                                     265,898
                                                                    ------------
                                                                       1,834,360
                                                                    ------------
WIRELESS COMMUNICATIONS--0.5%
                 800,000   TCI Communications, Inc., 8.75%,
                              8/1/15                                     944,437
                                                                    ------------
TOTAL CORPORATE BONDS                                                 33,752,001
                                                                    ------------
   (Cost $34,409,954)

COMMERCIAL PAPER(5)--5.8%
BANKING--1.2%
               2,315,000   Banque National de Paris, 4.82%,
                              6/15/99                                  2,309,377
                                                                    ------------
ENERGY (PRODUCTION & MARKETING)--0.7%
               1,500,000   Motiva Enterprises LLC, 4.90%,
                              8/26/99 (Acquired 5/28/99,
                              Cost $1,481,625)(4)                      1,481,484
                                                                    ------------
FINANCIAL SERVICES--2.1%
               1,500,000   Quincy Capital Corp., 4.82%,
                              7/6/99 (Acquired 5/7/99,
                              Cost $1,487,950)(4)                      1,492,096
               1,210,000   Receivables Capital Corp., 4.81%,
                              6/16/99 (Acquired 5/7/99,
                              Cost $1,203,533)(4)                      1,206,898
               1,500,000   Windmill Funding Corp., 4.82%,
                              7/14/99 (Acquired 5/13/99,
                              Cost $1,487,548)(4)                      1,490,450
                                                                    ------------
                                                                       4,189,444
                                                                    ------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE--0.5%
              $1,000,000   Hershey Foods Corp., 4.85%,
                              9/3/99 (Acquired 5/28/99,
                              Cost $986,797)(4)                     $    986,542
                                                                    ------------
INDUSTRIAL--0.5%
               1,000,000   Siebe plc, 4.82%, 8/11/99
                              (Acquired 5/13/99, Cost
                              $987,950)(4)                               989,754
                                                                    ------------
INSURANCE--0.8%
               1,500,000   Transamerica Occidental Life
                              Insurance Co., 4.82%, 7/19/99
                              (Acquired 5/13/99, Cost
                              $1,486,544)(4)                           1,489,416
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                11,446,017
                                                                    ------------
   (Cost $11,453,202)

TEMPORARY CASH INVESTMENTS--1.9%
    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 4.75%, dated 5/28/99, due
       6/1/99 (Delivery value $3,802,006)                              3,800,000
                                                                    ------------
   (Cost $3,800,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $198,660,956
                                                                    ============
   (Cost $185,834,787)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   Contracts        Settlement                         Unrealized
     to Sell           Date            Value           Gain/(Loss)
------------------------------------------------------------------
    86,435  CHF       6/30/99       $   56,765           $   340
 2,002,477  EURO      6/30/99        2,090,712            14,287
   282,924  GBP       6/30/99          452,919            (955)
78,782,200  JPY       6/30/99          650,770            (618)
   230,125  SEK       6/30/99           26,783            144
                                 ---------------     ---------------
                                    $3,277,949           $13,198
                                 ===============     ===============
(Value on Settlement Date $3,291,147)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future--and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

                                              See Notes to Financial Statements


18      1-800-345-2021


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

DKK = Danish Krone

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

SEK = Swedish Krona

SLMA = Student Loan Marketing Association

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1999.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1999, was $13,906,964, which represented 7.0% of net assets.

(5) The rates for commercial paper are the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      19


Strategic Moderate--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                    INVESTOR CLASS (INCEPTION 2/15/96)                  ADVISOR CLASS (INCEPTION 10/2/96)
                                     LEHMAN      THREE-MONTH                              LEHMAN      THREE-MONTH
             STRATEGIC              AGGREGATE        U.S.         STRATEGIC              AGGREGATE        U.S.
             MODERATE    S&P 500    BOND INDEX   TREASURY BILL    MODERATE    S&P 500    BOND INDEX   TREASURY BILL
================================================================================================================
6 MONTHS(1)    6.14%     12.59%      -0.76%         2.22%           5.81%      12.59%      -0.76%        2.22%
1 YEAR         5.76%     21.04%       4.35%         4.62%           5.46%      21.04%       4.35%        4.62%
================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS       12.19%     27.07%       7.83%         4.98%            --          --          --           --
LIFE OF FUND  12.10%     25.66%      6.72%(2)      4.99%(2)        12.23%      28.70%     7.56%(3)      4.95%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 69-71 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/99
S&P 500                     $21,512
Strategic Moderate          $14,662
Lehman Aggregate            $12,352
Three-Month T-Bill          $11,713

                 S&P 500         Strategic         Lehman         Three-Month
                  Index           Moderate        Aggregate          T-Bill
2/29/96          $10,000          $10,000          $10,000          $10,000
3/31/96          $10,096          $10,071           $9,930          $10,041
4/30/96          $10,244          $10,314           $9,874          $10,082
5/31/96          $10,508          $10,394           $9,855          $10,125
6/30/96          $10,548          $10,411           $9,987          $10,167
7/31/96          $10,081          $10,085          $10,014          $10,211
8/31/96          $10,294          $10,309           $9,997          $10,254
9/30/96          $10,873          $10,650          $10,171          $10,297
10/31/96         $11,173          $10,773          $10,396          $10,339
11/30/96         $12,016          $11,080          $10,574          $10,382
12/31/96         $11,778          $11,019          $10,476          $10,425
1/31/97          $12,513          $11,204          $10,508          $10,469
2/28/97          $12,612          $11,121          $10,535          $10,513
3/31/97          $12,095          $10,824          $10,418          $10,558
4/30/97          $12,816          $10,989          $10,574          $10,603
5/31/97          $13,599          $11,529          $10,674          $10,648
6/30/97          $14,204          $11,851          $10,801          $10,691
7/31/97          $15,333          $12,414          $11,093          $10,736
8/31/97          $14,475          $12,143          $10,999          $10,783
9/30/97          $15,267          $12,711          $11,160          $10,827
10/31/97         $14,757          $12,397          $11,322          $10,871
11/30/97         $15,440          $12,523          $11,374          $10,919
12/31/97         $15,705          $12,699          $11,489          $10,966
1/31/98          $15,878          $12,742          $11,636          $11,012
2/28/98          $17,023          $13,353          $11,627          $11,058
3/31/98          $17,895          $13,819          $11,666          $11,105
4/30/98          $18,077          $13,928          $11,727          $11,150
5/31/98          $17,766          $13,862          $11,839          $11,197
6/30/98          $18,487          $14,084          $11,939          $11,243
7/31/98          $18,291          $13,974          $11,964          $11,289
8/31/98          $15,648          $12,717          $12,159          $11,335
9/30/98          $16,651          $13,015          $12,444          $11,378
10/31/98         $18,004          $13,393          $12,378          $11,416
11/30/98         $19,095          $13,815          $12,448          $11,458
12/31/98         $20,194          $14,318          $12,486          $11,501
1/31/99          $21,039          $14,457          $12,574          $11,542
2/28/99          $20,384          $13,972          $12,354          $11,585
3/31/99          $21,200          $14,315          $12,422          $11,628
4/30/99          $22,020          $14,826          $12,462          $11,669
5/31/99          $21,512          $14,662          $12,352          $11,713

10,000 investment made 2/29/96

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month U.S. Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Moderate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)
           Strategic                         Lehman        Three-Month
            Moderate        S&P 500        Aggregate         T-Bill
DATE         RETURN          RETURN          RETURN          RETURN
5/96*         3.94%           5.04%          -1.45%           1.25%
5/97         10.92%          29.48%           8.32%           5.17%
5/98         20.24%          30.68%          10.91%           5.16%
5/99          5.76%          21.04%           4.35%           4.62%

* From 2/29/96 (the date nearest the class's inception for which index data are available) to 5/31/96.


20      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the Strategic Asset Allocation funds management team.

HOW DID STRATEGIC MODERATE PERFORM DURING THE SIX MONTHS ENDED MAY 31, 1999?

     Strategic Moderate returned 6.14% for the six-month period (see the previous page for additional performance information).* That return reflects Strategic Moderate's diversified investment approach. The portfolio's stock holdings helped the fund produce positive returns despite relatively poor performance by bonds (see pages 3 and 4 for a detailed discussion of world stock and bond markets for the last six months).

HOW IS STRATEGIC MODERATE MANAGED?

     We manage Strategic Moderate to give shareholders long-term capital growth while trying to limit share price volatility and moderate losses in a down market. To do that, we generally allocate 60% of the fund's investments to stocks, 30% to bonds, and 10% to money market securities.

     These weightings represent the portfolio's neutral position. We make modest adjustments around these percentages to try and enhance performance.

HOW DID YOU POSITION THE FUND RELATIVE TO ITS NEUTRAL ASSET MIX OVER THE LAST SIX MONTHS?

     We ran the portfolio close to neutral, with only a very modest overweight in stocks. Within equities, we added more mid-sized and value shares in the last six months, putting less emphasis on bigger, higher-priced growth stocks.

CAN YOU ELABORATE ON YOUR DECISION TO OVERWEIGHT VALUE STOCKS?

     Sure, but first let's take a step back. The last few years, investors focused on a handful of very large, fast-growing companies--typically traditional technology stocks, but also including some Internet shares. In effect, these stocks became highly leveraged plays on the U.S. economy--the better the economy, the faster the earnings for these companies were expected to grow, and the higher their stock price.

     But rising interest rates over the last several months threatened those lofty growth assumptions, calling into question the extremely high valuations awarded many large-company growth stocks. As a result, we felt value shares had a better risk/return outlook than the largest growth stocks.

DID THE PORTFOLIO BENEFIT FROM ITS  EMPHASIS ON VALUE STOCKS?

     Yes, though we might have been a little early on that trade--many of these stocks generally underperformed large-cap growth shares until April and May.
That's when interest rates shot higher, plus Compaq Computer, a leading high-tech firm, said profits would be much lower than expected. Many investors took money out of high-priced growth stocks and put it to work in undervalued sectors of the market. In general, that money went from growth to value and down the capitalization ladder from large- to mid-cap stocks. As a result, value outperformed growth and mid- beat large-cap for the six months (see page 3).

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE FELT VALUE SHARES HAD A BETTER RISK/RETURN OUTLOOK THAN THE LARGEST GROWTH STOCKS."

[pie chart - data below]

ASSET ALLOCATION
(AS OF MAY 31, 1999)
PERCENT OF FUND INVESTMENTS
   U.S. Stocks        47%
   U.S. Bonds         25%
   Foreign Stocks     14%
   Foreign Bonds       5%
   Money Market
      Securities       9%

See page 70 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 71-72.


                                                 www.americancentury.com      21


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT CHANGES DID YOU MAKE TO THE BOND PORTION OF THE PORTFOLIO?

     We made only very modest adjustments, adding some higher-yielding corporate bonds. One way to measure the relative attractiveness of corporate bonds is to look at the spread, or difference in yield, between corporates and Treasurys. The wider the yield spread, the more attractive corporate bonds become. In late 1998, the spread between corporates and Treasurys reached its widest level since the recession of 1990. With the economy and corporate profits generally healthy, we simply felt these values were too good to pass up.

DID YOU EMPHASIZE A PARTICULAR SECTOR OF THE CORPORATE BOND MARKET?

     In general, we liked bonds issued by cyclical companies. Cyclical companies are closely tied to the health of the economy, so their bonds tend to perform best when the economy is strong. When fears of recession crippled the market in the third quarter of 1998, these bonds were severely punished and experienced sharp price declines. We used that opportunity to buy some of these securities at attractive prices. As economic growth improved and investors once again became interested in these bonds, cyclicals performed relatively well.

WHAT'S YOUR OUTLOOK FOR THE GLOBAL ECONOMY?

     We have a generally positive outlook. Analysts expect global growth to come in at 2.5-3.0% this year, compared with only about 1.5% in 1998. Also in contrast to 1998, many think the U.S. will lag the rest of the world in 1999. Better economic growth would lead you to expect higher stock prices. Because world economies are so closely linked, more business overseas should also benefit companies here at home.

ARE THERE ANY POTENTIAL RISKS TO THIS OUTLOOK?

     Two issues we're watching carefully are inflation and the potential year 2000 (Y2K) computer problem. While it's impossible to predict the economic impact of the Y2K problem, we are taking steps to measure the Y2K-readiness of the issuers of the fund's portfolio securities. We'll also be keeping a close eye on the financial markets as we get closer to year-end.

[left margin]

FUND'S U.S. STOCKS (AS OF MAY 31, 1999)
   NUMBER OF COMPANIES               357
   DIVIDEND YIELD                    1.38%
   PRICE/EARNINGS RATIO              23.7
                                  % OF FUND'S           % OF
                                  U.S. STOCKS           FUND
TOP 5 U.S. STOCKS
   MICROSOFT CORP.                   2.4%               1.1%
   BELLSOUTH CORP.                   1.6%               0.7%
   SBC COMMUNICATIONS INC.           1.4%               0.6%
   WAL-MART STORES, INC.             1.4%               0.6%
   CHASE MANHATTAN CORP.             1.4%               0.6%


FUND'S FOREIGN STOCKS (AS OF MAY 31, 1999)
   NUMBER OF COMPANIES               283
   DIVIDEND YIELD                    1.19%
                                            % OF FUND'S         % OF
                            COUNTRY        FOREIGN STOCKS       FUND
TOP 5 FOREIGN STOCKS
   MANNESMANN AG            GERMANY             2.3%            0.3%
   VIVENDI                  FRANCE              1.5%            0.2%
   TELEFONICA S.A.           SPAIN              1.3%            0.2%
   BRITISH TELECOM-
      MUNICATIONS PLC        U.K.               1.3%            0.2%
   VODAFONE GROUP PLC        U.K.               1.2%            0.2%

[pie chart - data below]

PERCENT OF FUND'S FOREIGN STOCKS
   Europe              69%
   Asia/Pacific        22%
   Americas
     (excluding U.S.)   9%


22      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

AND WHAT ABOUT THE RISK OF INFLATION?

     A big reason the inflation rate fell to its lowest level in a dozen years in 1998 was the weakness of the global economy. With growth rebounding this year, inflation has begun to pick up, though it remains modest by historical standards.

     That brings us to the other reason inflation has declined throughout the 1990s--increased worker productivity. More productive workers explain why both wages and corporate profits rose while inflation fell. However, it's uncertain if productivity gains can continue at the same pace they have in the past. Federal Reserve Chairman Alan Greenspan said as much when announcing his intention to raise short-term interest rates to head off more serious inflation down the road. But it seems that a vigilant Fed and the ability of the global economy to produce more goods than there's currently demand for will keep inflation from getting out of hand anytime soon.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We've already seen a big increase in interest rates since the beginning of the year, so we don't expect rates to go much higher. Instead, we think it's more likely bond yields will trade in a relatively narrow range. Of course, that assumes inflation doesn't increase dramatically and that the world economy gradually improves.

GIVEN THIS OUTLOOK, HOW WILL YOU POSITION STRATEGIC MODERATE'S STOCK PORTFOLIO?

     If we're right and we get good growth and modest inflation, stocks could do well. Value shares continue to look like good buys, so our biggest bet in U.S. equities is likely to be in that area. And with economic growth overseas expected to be even stronger than here at home, foreign stocks look very attractive. As a result, we may overweight foreign stocks relative to foreign bonds going forward.

AND HOW DO YOU EXPECT TO POSITION THE FUND'S BONDS?

     Strong growth and relatively stable rates make a very appealing environment for corporate bonds. However, the outlook is somewhat clouded by Y2K. We think the prudent thing to do is keep an eye on this situation and do our best to position the portfolio to respond to the investment challenges and opportunities Y2K might present.

[right margin]

"ANALYSTS EXPECT GLOBAL GROWTH TO COME IN AT 2.5-3.0% THIS YEAR, COMPARED WITH ONLY ABOUT 1.5% IN 1998. BETTER ECONOMIC GROWTH WOULD LEAD YOU TO EXPECT HIGHER STOCK PRICES."

FUND'S U.S. BONDS (AS OF MAY 31, 1999)
   NUMBER OF SECURITIES             139
   WEIGHTED AVERAGE MATURITY        8.3 YEARS
   AVERAGE DURATION                 4.7 YEARS

[pie chart - data below]

PERCENT OF FUND'S U.S. BONDS
   Corporate              44%
   Mortgage-Backed        17%
   U.S. Treasury          21%
   Asset-Backed            7%
   U.S. Govt. Agency      11%

FUND'S FOREIGN BONDS (AS OF MAY 31, 1999)
   NUMBER OF SECURITIES             9
   WEIGHTED AVERAGE MATURITY        8.9 YEARS
   AVERAGE DURATION                 6.1 YEARS

[pie chart - data below]

PERCENT OF FUND'S FOREIGN BONDS
   Europe                 72%
   Asia/Pacific           22%
   Americas
     (excluding U.S.)      6%


                                                 www.americancentury.com      23


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS & RIGHTS--60.3%
AEROSPACE & DEFENSE--1.5%
                   1,200   Alliant Techsystems Inc.(1)             $    102,000
                   2,900   Aviation Sales Co.(1)                        111,650
                   1,900   Avondale Industries, Inc.(1)                  69,350
                  16,300   Boeing Co.                                   688,675
                  10,700   Bombardier Inc. Cl B ORD                     166,229
                   4,300   Cobham PLC ORD                                63,694
                   6,300   Cordant Technologies Inc.                    305,550
                   3,600   EG&G, Inc.                                   106,875
                   3,500   General Dynamics Corp.                       230,125
                  13,100   Goodrich (B.F.) Company (The)                530,550
                  16,100   Lockheed Martin Corp.                        651,044
                   1,700   Newport News Shipbuilding Inc.                46,750
                   8,200   Raytheon Co. Cl B                            558,112
                  14,700   United Technologies Corp.                    912,319
                                                                   ------------
                                                                      4,542,923
                                                                   ------------
AIRLINES(2)
                   1,100   AMR Corp.(1)                                  71,569
                     600   Delta Air Lines Inc.                          34,425
                                                                   ------------
                                                                        105,994
                                                                   ------------
AUTOMOBILES & AUTO PARTS--1.1%
                   4,400   Coachmen Industries, Inc.                     96,800
                  15,800   Cooper Tire and Rubber Company               375,250
                   2,236   DaimlerChrysler AG ORD                       192,828
                   1,817   Delphi Automotive Systems Corp.(1)            35,659
                  20,500   Ford Motor Co.                             1,169,781
                  41,000   Fuji Heavy Industries Ltd. ORD               266,551
                   2,600   General Motors Corp.                         179,400
                   2,000   Johnson Controls, Inc.                       126,125
                   3,800   National R.V. Holdings, Inc.(1)               97,612
                      50   Porsche AG ORD                               113,855
                  32,700   Superior Industries International, Inc.      815,456
                                                                   ------------
                                                                      3,469,317
                                                                   ------------
BANKING--6.1%
                  56,739   Anglo Irish Bank Corp. plc ORD               155,823
                   9,300   Argentaria SA ORD                            208,281
                  15,700   Australia & New Zealand Banking
                              Group Ltd. ORD                            113,883
                  13,700   Banc One Corp.                               774,906
                   7,066   Banca Popolare Commercio e
                              Industria ORD                             160,900
                   4,382   Banca Popolare di Brescia ORD                172,850
                   2,600   Banca Popolare di Lodi ORD                    28,315
                   7,495   Banco Mello, S.A. ORD                         69,127
                  14,109   Bank of Ireland ORD                          261,293
                      45   Bank Sarasin & Cie Cl B ORD                   76,014
                  29,300   BankAmerica Corp.                          1,895,344
                   7,500   Barclays PLC ORD                             227,352

Shares                                                                 Value
--------------------------------------------------------------------------------

                  27,700   Chase Manhattan Corp.                   $  2,008,250
                  10,100   Citigroup Inc.                               669,125
                  24,500   Dao Heng Bank Group Ltd. ORD                  95,097
                   4,000   Deutsche Pfandbrief-und
                              Hypothekenbank AG ORD                     345,994
                  20,450   Equitable Banking Corp. ORD                   51,327
                   4,900   Fifth Third Bancorp                          334,272
                  22,900   First Union Corp.                          1,054,831
                  37,900   First Virginia Banks, Inc.                 1,883,156
                   4,100   Housing & Commercial Bank,
                              Korea ORD(1)                              112,367
                   2,400   HSBC Holdings plc ORD                         78,610
                  62,200   Keppel Bank ORD                              136,299
                  30,500   KeyCorp                                    1,059,875
                   5,000   Kookmin Bank ORD                              75,684
                  19,100   Mellon Bank Corp.                            681,631
                     941   National Bank of Greece S.A.
                              ORD                                        65,626
                   8,900   National Westminster Bank PLC
                              ORD                                       204,089
                   3,800   Northern Trust Corp.                         343,900
                   1,800   Piraeus Bank S.A. ORD                         52,810
                   9,100   PNC Bank Corp.                               520,975
                  17,800   Regions Financial Corp.                      674,731
                   4,100   Shinhan Bank GDR(1)                           78,002
                   2,000   Societe Generale Cl A ORD                    363,085
                  26,000   Standard Chartered plc ORD                   393,244
                  11,000   Sumitomo Bank, Ltd. (The) ORD                132,436
                  38,800   Summit Bancorp.                            1,588,375
                   2,000   Toronto-Dominion Bank (The)
                              ORD                                       105,560
                   1,300   UBS AG ORD                                   376,207
                   3,600   Unibanco-Uniao de Bancos
                              Brasileiros S.A. GDR(1)                    81,225
                     567   Van der Moolen Holding N.V. ORD               36,872
                  10,800   Wachovia Corp.                               953,100
                   5,600   Wells Fargo & Co.                            224,000
                  10,000   Wing Hang Bank Ltd. ORD                       28,241
                   5,300   Zions Bancorporation                         337,875
                                                                   ------------
                                                                     19,290,959
                                                                   ------------
BIOTECHNOLOGY--0.6%
                   9,600   Amgen Inc.(1)                                607,500
                   4,500   Biogen, Inc.(1)                              490,781
                   5,700   Duramed Pharmaceuticals, Inc.(1)              83,719
                   1,500   IDEC Pharmaceuticals Corp.(1)                 75,609
                   2,700   MedImmune, Inc.(1)                           171,619
                   4,800   Pharmaceutical Product
                              Development, Inc.(1)                      127,500
                   6,100   Protein Design Labs, Inc.(1)                 119,331
                   1,100   QIAGEN N.V.(1)                                77,619
                   3,100   Ventana Medical Systems, Inc.(1)              61,903
                                                                   ------------
                                                                      1,815,581
                                                                   ------------

                                              See Notes to Financial Statements


24      1-800-345-2021


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
BROADCASTING & MEDIA--1.9%
                   9,600   BEC World Public Co., Limited
                              ORD                                   $    51,724
                   2,900   Capital Radio plc ORD                         40,727
                  21,400   CBS Corp.(1)                                 893,450
                  11,600   Clear Channel Communications,
                              Inc.(1)                                   766,325
                   1,300   Cogeco Cable, Inc. ORD                        26,722
                   4,000   EchoStar Communications
                              Corp. Cl A(1)                             458,000
                  15,600   Fox Entertainment Group,
                              Inc. Cl A(1)                              397,800
                   6,700   Grupo Televisa S.A. GDR(1)                   280,144
                   1,264   Havas Advertising SA ORD                     246,990
                  10,000   Infinity Broadcasting Corp. Cl A(1)          255,625
                  13,100   Mediaset SpA ORD                             106,077
                   4,400   Modern Times Group
                              MTG AB Cl B ORD(1)                         96,647
                     200   NRJ SA ORD                                    42,728
                   3,800   NTL Inc.(1)                                  358,862
                   1,600   PrimaCom AG ORD(1)                            65,030
                   3,100   RCN Corp.(1)                                 128,262
                   8,300   Rogers Communications,
                              Inc. Cl B ORD(1)                          171,175
                   1,000   Societe Television
                              Francaise 1 ORD                           239,694
                   1,700   Telewest Communications
                              plc ADR(1)                                 73,312
                  66,000   TeleWest Communications
                              plc ORD(1)                                283,511
                   9,200   United International Holdings,
                              Inc. Cl A(1)                              658,950
                   3,700   United Pan-Europe
                              Communications NV ORD(1)                  226,537
                   1,400   Westwood One, Inc.(1)                         48,650
                                                                   ------------
                                                                      5,916,942
                                                                   ------------
BUILDING & HOME IMPROVEMENTS--0.2%
                   2,600   Centex Construction Products Inc.             93,275
                   3,400   Elcor Corp.                                  137,275
                   6,000   York International Corporation               253,125
                                                                   ------------
                                                                        483,675
                                                                   ------------
BUSINESS SERVICES & SUPPLIES--1.0%
                   4,100   Acxiom Corp.(1)                              111,084
                   1,065   Altran Technologies SA ORD                   240,957
                   5,200   Athlon Groep N.V. ORD                        132,228
                  12,500   Capita Group Plc ORD                         123,604
                  14,400   CGI Group, Inc. ORD(1)                       313,097
                   6,800   CSG Systems International, Inc.(1)           221,425
                   1,000   DIS Deutscher Industrie
                              Service AG ORD                             50,023
                   5,780   Korea Telecom Corporation ORD                329,536
                   1,700   MAXIMUS, Inc.(1)                              50,575

Shares                                                                 Value
--------------------------------------------------------------------------------

                   5,000   Metzler Group, Inc. (The)(1)            $    164,531
                   3,000   NCO Group, Inc.(1)                            91,969
                      13   NTT Data Corp. ORD                            86,014
                   5,837   Parity plc ORD                                56,503
                   3,400   Professional Detailing, Inc.(1)               90,312
                     200   PubliGroupe S.A. ORD                         121,780
                   4,600   Quanta Services, Inc.(1)                     156,112
                   6,800   Quintiles Transnational Corp.(1)             275,825
                   4,800   Securitas AB Cl B ORD                         68,336
                 161,000   Singapore Technologies
                              Engineering Ltd. ORD                      175,467
                     700   Sixt AG ORD                                   51,430
                   1,000   Toyo Information Systems Co., Ltd.
                              ORD                                        27,075
                   2,100   Triad Group PLC ORD                           14,460
                   2,748   Unique International NV ORD                   62,718
                     700   VA Technologie AG ORD                         58,725
                   1,800   Valassis Communications, Inc.(1)              62,662
                  26,500   WPP Group plc ORD                            213,876
                                                                   ------------
                                                                      3,350,324
                                                                   ------------
CHEMICALS & RESINS--0.7%
                   6,000   Air Products and Chemicals, Inc.             246,000
                   1,500   Compagnie Francaise d'Etudes et
                              de Construction Technip ORD               162,575
                   6,000   Dow Chemical Co.                             729,000
                   4,800   du Pont (E.I.) de Nemours & Co.              314,100
                  17,200   IMC Global Inc.                              360,125
                  18,700   Lubrizol Corp.                               514,250
                                                                   ------------
                                                                      2,326,050
                                                                   ------------
COMMUNICATIONS EQUIPMENT--1.8%
                  16,700   Andrew Corp.(1)                              258,328
                  17,200   ANTEC Corp.(1)                               503,638
                   7,400   C-COR Electronics, Inc.(1)                   176,444
                   5,600   CIENA Corp.(1)                               160,825
                   5,500   CommScope, Inc.(1)                           144,375
                   5,650   Comverse Technology, Inc.(1)                 381,552
                   4,000   FORE Systems, Inc.(1)                        137,375
                   1,400   Gilat Satellite Networks Ltd.(1)              74,025
                   5,400   Harmonic Lightwaves, Inc.(1)                 266,288
                   6,700   Harris Corp.                                 253,344
                     756   International Contract
                              Manufacturing Limited ORD(1)                  661
                   4,300   JDS Fitel Inc. ORD(1)                        291,422
                  24,500   Lucent Technologies Inc.                   1,393,438
                   3,200   Motorola, Inc.                               265,000
                   9,600   Newbridge Networks Corp.(1)                  265,200
                   4,000   Nortel Networks Corp.                        300,000
                   4,600   Polycom, Inc.(1)                             117,588
                   3,900   Powerwave Technologies, Inc.(1)               89,944
                   5,700   QUALCOMM Inc.(1)                             554,147

See Notes to Financial Statements


                                                 www.americancentury.com      25


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                   4,900   Tandberg ASA ORD(1)                     $     65,695
                   2,000   Terayon Communication
                              Systems, Inc.(1)                           64,375
                                                                   ------------
                                                                      5,763,664
                                                                   ------------
COMPUTER PERIPHERALS--0.9%
                  14,100   Cisco Systems Inc.(1)                      1,536,459
                   6,500   EMC Corp. (Mass.)(1)                         647,562
                   1,100   Lexmark International Group,
                              Inc. Cl A(1)                              149,738
                   7,700   Psion plc ORD                                 96,177
                   9,000   Seagate Technology, Inc.(1)                  271,688
                                                                   ------------
                                                                      2,701,624
                                                                   ------------
COMPUTER SOFTWARE & SERVICES--3.8%
                   3,400   Advantage Learning Systems, Inc.(1)           75,225
                   6,400   Amdocs Ltd.(1)                               146,800
                  11,500   America Online Inc.                        1,372,812
                   2,800   American Management
                              System, Inc.(1)                            88,988
                   4,800   At Home Corp. Series A(1)                    608,250
                   2,100   Baltimore Technologies plc ORD(1)             29,173
                   1,300   BroadVision, Inc.(1)                          67,559
                  20,800   Cadence Design Systems, Inc.(1)              267,800
                   2,026   Cap Gemini SA ORD                            291,584
                   4,500   Computershare Limited ORD(1)                  41,106
                   3,300   Compuware Corp.(1)                           102,403
                   1,606   Delta Informatics S.A. ORD                    74,669
                   1,700   Eidos plc ORD(1)                              56,624
                   3,900   Equant NV New York Shares(1)                 323,456
                     500   Excalibur Technologies Corp.(1)                7,062
                   7,262   Fibernet Group plc ORD(1)                     54,249
                   9,900   First Data Corp.                             444,881
                   1,600   FortuneCity.com, Inc. ORD(1)                  29,514
                   2,000   Fundtech Ltd.(1)                              64,625
                   3,100   Getronics N.V. ORD                           119,535
                     597   GFI Informatique(1)                           72,793
                  10,200   GTECH Holdings Corp.(1)                      251,812
                   3,100   IBS AB ORD(1)                                 60,526
                   2,810   Icon Medialab International
                              AB ORD(1)                                 104,503
                   5,300   International Integration Inc.(1)            100,866
                   1,200   Intraware, Inc.(1)                            26,400
                   3,800   Keane, Inc.(1)                               110,200
                  46,300   LibertyOne Limited ORD(1)                     25,971
                  11,900   Logica plc ORD                               110,335
                   2,434   London Bridge Software Holdings
                              plc ORD                                    63,922
                  12,444   Mandator AB ORD                               85,327
                   1,000   Meitec ORD                                    30,614
                  17,000   Mentor Graphics Corp.(1)                     214,094
                  43,000   Microsoft Corp.(1)                         3,470,906
                   3,300   National Instruments Corp.(1)                125,297

Shares                                                                 Value
--------------------------------------------------------------------------------

                   4,800   NCR Corp.(1)                            $    187,500
                  12,000   Novell, Inc.(1)                              281,625
                   5,400   Open Text Corp.(1)                           163,181
                   1,600   Oracle Corp.(1)                               39,650
                   3,557   Ordina N.V. ORD(1)                            90,078
                   4,900   Proxicom, Inc.(1)                            101,981
                   1,700   QRS Corp.(1)                                 126,225
                   3,800   Sage Group plc (The) ORD                     131,287
                     600   Sapient Corp.(1)                              38,269
                   1,972   Sigma AB Cl B ORD                             15,355
                   6,800   Sterling Software, Inc.(1)                   165,325
                   1,500   Sumisho Computer Systems
                              Corp. ORD                                  50,117
                   3,500   Tieto Corp. Cl B ORD                         122,192
                  28,600   Unisys Corp.(1)                            1,085,012
                   1,193   Unit 4 ORD(1)                                 24,306
                   5,200   USWeb Corp.(1)                               132,112
                     900   Veritas Software Corp.(1)                     79,397
                                                                   ------------
                                                                     11,953,493
                                                                   ------------
COMPUTER SYSTEMS--1.3%
                  18,500   Apple Computer, Inc.(1)                      814,578
                  15,900   Compaq Computer Corp.                        376,631
                  10,100   Dell Computer Corp.(1)                       347,503
                  22,000   Fujitsu Ltd. ORD                             365,716
                   2,000   Gateway 2000, Inc.(1)                        121,625
                  10,200   Hewlett-Packard Co.                          961,988
                   9,000   International Business
                              Machines Corp.                          1,046,812
                                                                   ------------
                                                                      4,034,853
                                                                   ------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.2%
                   4,300   Centex Corp.                                 159,369
                   6,900   CRH plc ORD                                  117,786
                   1,100   Dycom Industries, Inc.(1)                     53,075
                   7,300   Insituform Technologies, Inc. Cl A(1)        121,591
                   4,600   Lafarge Corp.                                153,812
                   4,800   Pulte Corp.                                  114,300
                                                                   ------------
                                                                        719,933
                                                                   ------------
CONSUMER PRODUCTS--1.0%
                   3,600   Avon Products, Inc.                          177,975
                   2,200   Chattem, Inc.(1)                              80,025
                     100   Clarins                                        8,598
                   2,300   Clorox Co. (The)                             232,156
                     307   Fancl Corp. ORD                               36,128
                     500   Gillette Company                              25,500
                   4,700   Helen of Troy Ltd.(1)                         74,466
                  19,000   Kao Corporation ORD                          519,113
                   7,400   Procter & Gamble Co. (The)                   690,975
                  24,000   Shiseido Co., Ltd. ORD                       353,537
                   1,140   Tomy Company, Ltd. ORD                        76,178

                                              See Notes to Financial Statements


26      1-800-345-2021


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                  11,200   Whirlpool Corp.                         $    722,400
                   1,000   World Co., Ltd. ORD                           60,322
                                                                   ------------
                                                                      3,057,373
                                                                   ------------
CONTROL & MEASUREMENT(2)
                   1,000   Orbotech Ltd.(1)                              43,000
                                                                   ------------
DIVERSIFIED COMPANIES--2.0%
                  26,100   BBA Group plc ORD                            184,317
                   4,650   Bodycote International plc ORD                62,549
                   6,500   Brambles Industries Limited ORD              173,273
                   4,900   DCC plc ORD                                   39,831
                  18,100   General Electric Co. (U.S.)                1,840,544
                  26,000   Keppel Telecommunications &
                              Transportation Ltd. ORD                    35,571
                  18,200   Minnesota Mining &
                              Manufacturing Co.                       1,560,650
                  26,500   Swire Pacific Ltd. Cl A ORD                  126,439
                  16,800   Tyco International Ltd.                    1,467,900
                   2,232   Unilever N.V. New York Shares                145,778
                   8,509   Vivendi ORD                                  629,603
                  29,000   Wharf (Holdings) Ltd. ORD                     73,858
                  22,000   Wing Tai Holdings Ltd. ORD                    24,742
                                                                   ------------
                                                                      6,365,055
                                                                   ------------
EDUCATION(2)
                     800   Benesse Corporation ORD                       68,864
                                                                   ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.4%
                   5,300   Advanced Energy Industries, Inc.(1)          131,506
                   7,100   Aeroflex Inc.(1)                             103,394
                  15,200   Arrow Electronics, Inc.(1)                   264,100
                   4,500   ASM Lithography Holding N.V.
                              New York Shares(1)                        198,281
                  21,800   Avnet, Inc.                                  949,662
                     900   Broadcom Corp. Cl A(1)                        86,119
                   4,300   Celestica Inc.(1)                            170,388
                   6,100   Conexant Systems, Inc.(1)                    235,803
                  59,000   Datacraft Asia Limited ORD                   210,040
                   5,600   DII Group, Inc.(1)                           183,575
                   1,000   Hi/fn, Inc.(1)                                57,844
                  33,000   Intel Corp.                                1,788,188
                   3,000   KLA-Tencor Corporation(1)                    136,594
                      20   Kudelski SA ORD                               75,294
                     200   Linear Technology Corp.                       10,594
                   3,700   Micron Technology, Inc.(1)                   140,369
                  23,000   Natsteel Electronics Ltd. ORD                 76,667
                   1,900   Optical Coating Laboratory, Inc.             123,381
                   2,400   Phillips Electronics N.V. New
                              York Shares(1)                            206,400
                   8,400   Pinnacle Systems, Inc.(1)                    432,075
                   1,800   PMC-Sierra, Inc.(1)                           87,356
                   1,700   Qlogic Corp.(1)                              186,788

Shares                                                                 Value
--------------------------------------------------------------------------------

                   2,300   Rockwell International Corp.            $    126,931
                   1,804   Samsung Electronics ORD                      125,505
                     180   Samsung Electronics Rights ORD(1)              2,049
                   3,300   Sanmina Corp.(1)                             247,603
                   4,200   Sawtek Inc.(1)                               166,950
                   1,800   SGL CARBON Aktiengesellschaft
                              ORD(1)                                    125,683
                   2,400   Siemens AG ORD                               161,325
                   1,784   Softbank S.A. GDR                             57,534
                   7,900   Solectron Corp.(1)                           432,525
                   5,300   Sony Corp. ORD                               495,478
                   5,100   Teradyne, Inc.(1)                            269,344
                   6,500   Texas Instruments Inc.                       710,938
                   5,300   Thomas & Betts Corp.                         226,906
                   6,000   Tokyo Electron Ltd. ORD                      329,342
                   5,000   Uniphase Corp.(1)                            671,719
                   5,500   Unitrode Corp.(1)                            114,469
                  12,900   Vishay Intertechnology, Inc.                 268,481
                   2,900   Xilinx, Inc.(1)                              128,778
                                                                   ------------
                                                                     10,515,978
                                                                   ------------
ENERGY (PRODUCTION & MARKETING)--2.9%
                   4,800   Anadarko Petroleum Corp.                     180,000
                  18,800   Apache Corp.                                 676,800
                  15,900   Atlantic Richfield Co.                     1,330,631
                   3,706   BP Amoco Plc ADR                             397,005
                  28,000   Burlington Resources Inc.                  1,202,250
                   4,200   Chevron Corp.                                389,288
                   1,900   Elf Aquitaine SA ORD                         274,836
                  19,900   Exxon Corp.                                1,589,512
                   7,300   Mobil Corp.                                  739,125
                  16,500   Murphy Oil Corp.                             809,531
                  11,900   Royal Dutch Petroleum Co. New
                              York Shares                               673,094
                   2,700   Sunoco, Inc.                                  82,181
                   2,400   Texaco Inc.                                  157,200
                  11,800   Union Pacific Resources                      164,462
                   6,400   Unocal Corp.                                 254,400
                                                                   ------------
                                                                      8,920,315
                                                                   ------------
ENERGY (SERVICES)--0.4%
                  21,900   Baker Hughes Inc.                            681,638
                     780   Daehan City Gas Co. ORD                       23,811
                   2,300   IHC Caland N.V. ORD                           90,485
                   7,500   Reliant Energy, Inc.                         228,750
                   1,900   Schlumberger Ltd.                            114,356
                   1,110   Seoul City Gas Co., Ltd. ORD                  36,412
                   5,800   Tidewater Inc.                               148,262
                                                                   ------------
                                                                      1,323,714
                                                                   ------------
ENVIRONMENTAL SERVICES--0.1%
                   4,880   Waste Management, Inc.                       258,030
                                                                   ------------

See Notes to Financial Statements


                                                 www.americancentury.com      27


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES--2.6%
                  33,000   Amvescap Plc ORD                        $    301,214
                  19,759   Banca Intesa S.p.A. ORD                      100,488
                   5,400   Capital One Financial Corp.                  813,712
                  13,300   CIT Group, Inc. (The) Cl A                   385,700
                   3,300   Close Brothers Group plc ORD                  36,331
                   1,700   Credit Suisse Group ORD                      294,955
                  12,000   Fannie Mae                                   816,000
                   6,700   Federal Home Loan Mortgage
                              Corporation                               390,694
                   3,100   Franklin Resources, Inc.                     134,850
                  41,000   Grupo Financiero Banorte S.A.
                              de C.V. Cl O ORD(1)                        52,190
                   6,804   ING Groep N.V. ORD                           363,403
                     145   Julius Baer Holding AG ORD                   438,603
                   3,828   Kempen & Company NV ORD                      205,053
                   1,400   Lehman Brothers Holdings Inc.                 76,475
                  17,800   Lloyds TSB Group plc ORD                     235,158
                   9,700   Man (E D & F) Group plc ORD                   50,560
                   3,900   Merrill Lynch & Co., Inc.                    327,600
                  10,200   Morgan Stanley Dean Witter,
                              Discover & Co.                            984,300
                  71,200   National Finance and Securities
                              Public Co., Ltd. Cl F ORD(1)               41,239
                   5,224   Provident Financial plc ORD                   77,464
                   6,800   Providian Financial Corp.                    652,375
                   4,300   Schwab (Charles) Corp.                       454,994
                     300   Shohkoh Fund & Co., Ltd. ORD                 166,893
                  25,800   Skandia Forsakrings AB ORD                   442,269
                     100   Vontobel Holding AG Cl B ORD                 163,682
                                                                   ------------
                                                                      8,006,202
                                                                   ------------
FOOD & BEVERAGE--2.5%
                   3,200   American Italian Pasta Co. Cl A(1)            88,000
                  98,665   Archer-Daniels-Midland Co.                 1,479,975
                   3,100   Coca-Cola Company (The)                      211,769
                  14,100   Coca-Cola Enterprises, Inc.                  511,125
                   8,700   Diageo plc ORD                                91,462
                   5,000   Earthgrains Company                          117,188
                     900   Groupe Danone ORD                            247,615
                   4,200   Heineken NV ORD                              233,296
                   2,800   Hormel Foods Corp.                           110,950
                   9,800   IBP, Inc.                                    210,088
                  60,800   Interstate Bakeries Corp.                  1,330,000
                  36,800   J.D. Wetherspoon plc ORD                     184,155
                   4,200   Keebler Foods Co.(1)                         140,700
                  13,000   Kirin Brewery Company, Ltd. ORD              148,599
                     142   Nestle S.A. ORD                              255,207
                     500   Nong Shim Company
                              Limited ORD(1)                             28,882
                   4,300   Panamerican Beverages Inc. Cl A               99,706

Shares                                                                 Value
--------------------------------------------------------------------------------

                   5,900   PepsiCo, Inc.                           $    211,294
                   8,800   Quaker Oats Co. (The)                        581,350
                  48,800   San Miguel Corporation Cl B ORD              109,656
                   2,000   Seagram Co. Ltd. (The)                       103,875
                   7,400   Suiza Foods Corp.(1)                         271,025
                  41,600   Tyson Foods, Inc. Cl A                       956,800
                                                                   ------------
                                                                      7,722,717
                                                                   ------------
FURNITURE & FURNISHINGS(2)
                   3,659   Dorel Industries Inc. Cl B ORD(1)             81,915
                                                                   ------------
HEALTHCARE--1.3%
                  16,400   Aetna Inc.                                 1,489,325
                   7,600   Apria Healthcare Group Inc.(1)               156,750
                  13,200   Beckman Coulter Inc.                         669,900
                  54,900   Columbia/HCA Healthcare Corp.              1,293,581
                   8,000   Eisai Company, Ltd. ORD                      148,459
                   5,700   Hooper Holmes, Inc.                          103,312
                   2,400   PacifiCare Health Systems,
                              Inc. Cl B(1)                              207,225
                   2,400   TLC The Laser Center Inc.(1)                 105,300
                                                                   ------------
                                                                      4,173,852
                                                                   ------------
INDUSTRIAL--0.1%
                  51,000   Invensys plc ORD                             232,348
                                                                   ------------
INDUSTRIAL EQUIPMENT & MACHINERY--0.5%
                   5,700   Ashtead Group plc ORD                         14,513
                   7,500   Ingersoll-Rand Co.                           477,656
                   7,140   Mannesmann AG ORD                            974,765
                                                                   ------------
                                                                      1,466,934
                                                                   ------------
INSURANCE--2.2%
                     420   Allianz AG ORD                               114,678
                  12,500   Allstate Corp.                               455,469
                   4,400   American International Group, Inc.           502,975
                   2,993   ASR Verzekeringsgroep N.V. ORD               206,020
                   6,100   Assicurazioni Generali ORD                   216,778
                   3,375   Axa-UAP ORD                                  388,657
                   1,800   Blanch (E.W.) Holdings, Inc.                 115,200
                  16,600   Chubb Corp. (The)                          1,163,038
                  24,600   CNA Financial Corp.(1)                     1,068,562
                   4,700   Companhia de Seguros Mundial
                              Confianca, SA ORD(1)                      135,090
                   1,970   Ethniki General Insurance
                              Co. ORD(1)                                119,386
                   9,500   Fidelity National Financial, Inc.            160,906
                  10,800   First American Financial Corp.
                              (The)                                     177,525
                   5,150   Fortis AG ORD                                165,037
                   4,400   Gallagher (Arthur J.) & Co.                  214,225
                   3,700   LandAmerica Financial Group, Inc.            106,144
                   8,800   Lincoln National Corp.                       895,400

                                              See Notes to Financial Statements


28      1-800-345-2021


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                   4,400   Loews Corp.                             $    357,775
                  28,800   Mediolanum SpA ORD                           195,991
                     600   Pohjola Group Insurance Corp.
                              Cl B ORD                                   27,513
                  76,160   Premafin Finanziaria S.p.A. ORD(1)            48,257
                   1,800   Sampo Insurance Co.
                              plc Cl A ORD                               54,400
                                                                   ------------
                                                                      6,889,026
                                                                   ------------
LEISURE--0.7%
                     565   Accor SA ORD                                 138,489
                   1,800   Anchor Gaming(1)                              80,719
                   9,900   Circus Circus Enterprises, Inc.(1)           209,138
                  12,200   Eastman Kodak Co.                            825,025
                  15,600   NH Hoteles, S.A. ORD(1)                      199,155
                   7,200   Mirage Resorts, Inc.(1)                      147,600
                     100   Moevenpick Holding AG Bearer
                              ORD                                        45,831
                   6,700   Park Place Entertainment Corp.(1)             70,350
                   9,500   Viacom, Inc. Cl B(1)                         365,750
                                                                   ------------
                                                                      2,082,057
                                                                   ------------
MACHINERY & EQUIPMENT--1.0%
                     350   ABB AG ORD(1)                                495,662
                     500   Aixtron AG ORD                               109,426
                   7,000   Brooks Automation, Inc.(1)                   128,188
                   4,300   Case Corp.                                   202,100
                  21,100   Cooper Industries, Inc.                    1,045,769
                     100   Georg Fischer AG ORD                          32,605
                   4,500   Lam Research Corp.(1)                        124,734
                  10,300   Premark International, Inc.                  368,869
                   4,000   PRI Automation, Inc.(1)                       98,000
                   1,700   Sidel SA ORD                                 235,630
                     500   Swisslog Holding AG ORD                       58,926
                   1,000   UNION TOOL CO. ORD                            63,367
                                                                   ------------
                                                                      2,963,276
                                                                   ------------
MEDICAL EQUIPMENT & SUPPLIES--0.8%
                   1,200   Andrx Corp.(1)                               120,712
                   2,200   Bard (C.R.), Inc.                            100,512
                   7,300   Boston Scientific Corp.(1)                   276,944
                   1,800   Closure Medical Corp.(1)                      55,856
                   9,700   CONMED Corp.(1)                              329,497
                   8,700   Guidant Corp.                                435,000
                   5,000   Hillenbrand Industries, Inc.                 209,688
                   4,000   IDEXX Laboratories, Inc.(1)                  101,750
                   4,500   KeraVision, Inc.(1)                           44,719
                   1,900   Novoste Corp.(1)                              48,509
                   3,300   Ocular Sciences, Inc.(1)                     100,959
                   3,050   Priority Healthcare Corp. Cl B(1)            104,653
                   7,200   VISX, Inc.(1)                                373,725
                   4,100   Wesley Jessen VisionCare, Inc.(1)            127,228
                   3,500   Xomed Surgical Products, Inc.(1)             143,281
                                                                   ------------
                                                                      2,573,033
                                                                   ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
METALS & MINING--0.2%
                   5,132   Aalberts Industries N.V. ORD            $    112,315
                   4,500   Alcoa Inc.                                   247,500
                  19,200   Broken Hill Proprietary Co.
                              Ltd. ORD                                  196,965
                                                                   ------------
                                                                        556,780
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
                   6,600   Electronics for Imaging, Inc.(1)             323,606
                     800   Sindo Ricoh Co. ORD                           33,731
                                                                   ------------
                                                                        357,337
                                                                   ------------
PACKAGING & CONTAINERS--0.2%
                     400   Fuji Seal, Inc. ORD                           36,210
                  21,500   Tenneco Inc.                                 501,219
                                                                   ------------
                                                                        537,429
                                                                   ------------
PAPER & FOREST PRODUCTS--0.5%
                     600   Chesapeake Corp.                              21,638
                   8,900   Consolidated Papers, Inc.                    246,975
                   1,700   Georgia-Pacific Corp.                        146,944
                   4,858   International Paper Co.                      242,900
                   5,400   Rayonier, Inc.                               251,775
                  17,500   Westvaco Corp.                               499,844
                   1,400   Weyerhaeuser Co.                              86,888
                   2,000   Willamette Industries, Inc.                   84,750
                                                                   ------------
                                                                      1,581,714
                                                                   ------------
PHARMACEUTICALS--2.6%
                   4,800   American Home Products Corp.                 276,600
                   5,200   AstraZeneca Group plc ORD                    206,593
                  13,700   Bristol-Myers Squibb Co.                     940,162
                   6,100   ChiRex Inc.(1)                               183,953
                   6,000   Forest Laboratories, Inc.(1)                 285,750
                   7,900   Genentech, Inc.(1)                           691,744
                   5,400   Glaxo Wellcome plc ORD                       151,501
                   4,100   Johnson & Johnson                            379,762
                   3,600   Lilly (Eli) & Co.                            257,175
                   2,200   Merck & Co., Inc.                            148,500
                     180   Novartis AG ORD                              261,158
                   6,900   Pfizer, Inc.                                 738,300
                   9,200   Pharmacia & Upjohn Inc.                      510,025
                   3,401   Pliva d.d. GDR                                55,096
                     500   QLT PhotoTherapeutics Inc.(1)                 21,859
                   3,200   QLT PhotoTherapeutics Inc. ORD(1)            140,782
                  32,700   Schering-Plough Corp.                      1,473,544
                   4,000   Shire Pharmaceuticals Group
                              PLC ORD(1)                                 31,483
                  63,800   SkyePharma plc ORD(1)                         57,213
                   7,000   Takeda Chemical Inds. ORD                    309,345
                   3,600   UCB SA ORD                                   154,909
                  14,800   Warner-Lambert Co.                           917,600
                                                                   ------------
                                                                      8,193,054
                                                                   ------------

See Notes to Financial Statements


                                                 www.americancentury.com      29


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.8%
                  16,700   Banta Corp.                             $    409,150
                  16,900   Deluxe Corp.                                 609,456
                   8,100   Gruppo Editoriale L'Espresso ORD             133,374
                  17,400   Mondadori (Arnoldo) Editore
                              SpA ORD                                   301,921
                  12,800   Pearson plc ORD                              243,918
                  79,200   Seat Pagine Gialle SpA ORD                   107,712
                  13,750   Singapore Press Holdings Ltd.
                              ORD                                       188,116
                   6,000   Toppan Forms Co., Ltd. ORD                   113,072
                   6,300   VNU N.V. ORD                                 267,218
                   5,648   Wolters Kluwer NV ORD                        226,908
                                                                   ------------
                                                                      2,600,845
                                                                   ------------
RAILROAD--0.2%
                   1,600   Canadian National Railway
                              Company ORD                               102,357
                  11,300   CSX Corp.                                    530,394
                                                                   ------------
                                                                        632,751
                                                                   ------------
REAL ESTATE--0.3%
                   2,200   Arden Realty, Inc.                            56,238
                  11,000   Cheung Kong (Holdings) Ltd. ORD               89,365
                  23,300   City Developments Limited ORD                139,125
                  10,100   Corporacion GEO, S.A. de C.V.
                              Series B ORD(1)                            39,162
                  42,000   DBS Land Limited ORD                          74,504
                   1,200   Equity Residential Properties Trust           57,525
                  14,000   Henderson Land Development
                              Company Ltd. ORD                           70,589
                   2,300   Hospitality Properties Trust(1)               62,388
                  47,000   Keppel Land Ltd. ORD                          79,832
                   2,700   Prologis Trust                                55,181
                   2,000   Simon Property Group, Inc.                    58,500
                  23,000   Singapore Land Limited ORD                    63,200
                                                                   ------------
                                                                        845,609
                                                                   ------------
RESTAURANTS--0.5%
                  46,600   CBRL Group, Inc.                             805,306
                  15,900   Foodmaker, Inc.(1)                           429,300
                   3,100   McDonald's Corp.                             119,350
                   3,800   PizzaExpress plc ORD                          56,592
                   5,700   PJ America, Inc.(1)                          133,772
                   4,000   Skylark Co., Ltd. ORD                         74,723
                                                                   ------------
                                                                      1,619,043
                                                                   ------------
RETAIL (APPAREL)--0.5%
                   9,800   AnnTaylor Stores Corp.(1)                    423,238
                   3,600   Chico's FAS, Inc.(1)                          81,450
                   2,600   Children's Place Retail Stores, Inc.
                              (The)(1)                                  100,669
                   5,700   DM Management Co.(1)                          91,734
                     700   Fast Retailing Co. Ltd. ORD                   33,988

Shares                                                                 Value
--------------------------------------------------------------------------------

                   2,700   Gucci Group N.V. New York Shares        $    178,538
                  21,200   Hennes & Mauritz AB Cl B ORD                 475,519
                   2,089   Matalan PLC ORD(1)                            27,899
                                                                   ------------
                                                                      1,413,035
                                                                   ------------
RETAIL (FOOD & DRUG)--0.3%
                   4,400   CVS Corp.                                    202,400
                   5,786   Koninklijke Ahold NV ORD                     201,699
                  11,000   Safeway Inc.(1)                              511,500
                   5,800   Universal Corp.                              151,525
                                                                   ------------
                                                                      1,067,124
                                                                   ------------
RETAIL (GENERAL MERCHANDISE)--1.7%
                   5,400   Ames Department Stores, Inc.(1)              221,231
                   1,320   Carrefour SA ORD                             173,055
                  15,200   Dillard's Inc. Cl A                          533,900
                     100   Don Quijote Co., Ltd. ORD(1)                  28,803
                   2,500   Douglas Holding AG ORD                       106,820
                   4,000   Fred's, Inc.                                  52,250
                     200   Galeries Lafayette ORD                       289,718
                   4,400   Grupo Elektra, S.A. de C.V. GDR               23,925
                   2,200   Homac Corp. ORD                               45,624
                   1,500   Lands' End, Inc.(1)                           64,125
                   6,100   May Department Stores Co. (The)              264,206
                  11,400   Next Plc ORD                                 132,443
                  12,600   Penney (J.C.) Company, Inc.                  651,262
                   1,900   Pinault-Printemps-Redoute
                              SA ORD                                    323,348
                     400   Ryohin Keikaku Co. Limited ORD                78,311
                   2,400   Shinsegae Department Store
                              Co. ORD                                   107,265
                   4,400   ShopKo Stores, Inc.(1)                       156,200
                  47,600   Wal-Mart Stores, Inc.                      2,028,950
                                                                   ------------
                                                                      5,281,436
                                                                   ------------
RETAIL (INTERNET)(2)
                     600   eBay Inc.(1)                                 106,256
                                                                   ------------
RETAIL (SPECIALTY)--0.9%
                   3,300   Best Buy Co., Inc.(1)                        150,150
                   4,500   Circuit City Stores-Circuit
                              City Group                                323,156
                   4,400   DeoDeo Corporation ORD                        43,451
                   9,642   Dixons Group plc ORD                         173,085
                  15,000   Home Depot, Inc.                             853,125
                   9,000   Starbucks Corp.(1)                           332,156
                   9,100   Sunglass Hut International, Inc.(1)          138,206
                     400   TAG Heuer International SA ORD(1)             37,058
                  11,600   Toys 'R' Us, Inc.(1)                         267,525
                   5,400   Tractor Supply Co.(1)                        160,312
                   5,000   Yamada Denki ORD                             206,970
                   4,200   Zale Corp.(1)                                161,962
                                                                   ------------
                                                                      2,847,156
                                                                   ------------

                                              See Notes to Financial Statements


30      1-800-345-2021


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
STEEL(2)
                  11,300   Hylsamex S.A. ORD(1)                    $     24,904
                                                                   ------------
TELEPHONE COMMUNICATIONS--4.7%
                  21,800   AAPT Limited ORD(1)                           78,774
                     800   Aliant Communications, Inc.                   37,600
                   7,600   ALLTEL Corp.                                 544,825
                   7,200   Ameritech Corp.                              473,850
                  15,500   AT&T Corp.                                   860,250
                  10,600   Bell Atlantic Corp.                          580,350
                  48,500   BellSouth Corp.                            2,288,594
                  32,276   British Telecommunications
                              plc ORD                                   538,043
                  29,100   Cable & Wireless Communications
                              plc ORD(1)                                276,334
                  43,493   Cable & Wireless Optus
                              Limited ORD(1)                             83,119
                  19,568   COLT Telecom Group plc ORD(1)                412,998
                     400   Dacom Corp. ORD                               28,874
                      85   Dacom Corp. Rights ORD(1)                      1,864
                   8,278   Energis plc ORD(1)                           199,635
                   7,400   Esat Telecom Group PLC ADR(1)                273,338
                   2,700   Global TeleSystems Group, Inc.(1)            204,947
                  24,300   GTE Corp.                                  1,532,419
                   2,400   Intermedia Communications Inc.(1)             60,525
                       4   Japan Telecom Co. Ltd. ORD                    48,718
                   5,700   MCI WorldCom, Inc.(1)                        492,159
                      36   Nippon Telegraph & Telephone
                              ORD                                       349,586
                 196,500   PT Telekomunikasi Indonesia ORD               91,353
                   1,500   RSL Communications, Ltd. Cl A(1)              33,844
                  39,700   SBC Communications Inc.                    2,029,662
                     150   SK Telecom Co. Ltd. ADR                        2,138
                   4,353   Sonera Group Oyj ORD                          85,059
                   5,000   Sprint Corp.                                 563,750
                     364   Swisscom AG ORD(1)                           131,077
                   1,600   Tele Danmark A/S ORD                         163,183
                  34,500   Telecom Italia SpA ORD                       355,227
                  11,719   Telefonica S.A. ORD(1)                       561,552
                   4,200   Telefonos de Mexico,
                              S.A. Cl L ADR                             335,738
                   2,700   Teleglobe Inc. ORD                            81,693
                   6,800   Telesp Participacoes S.A. ADR                148,750
                   1,103   Telinfo NV ORD                               126,062
                   6,900   U S WEST, Inc.                               373,031
                   6,600   Viatel, Inc.(1)                              296,175
                                                                   ------------
                                                                     14,745,096
                                                                   ------------
TEXTILES & APPAREL--0.2%
                   4,700   Dexter Corp. (The)                           182,125
                   3,600   Polymer Group, Inc.(1)                        44,100
                   1,700   Quiksilver, Inc.(1)                           48,450

Shares                                                                 Value
--------------------------------------------------------------------------------

                   2,500   Tommy Hilfiger Corp.(1)                 $    187,656
                   4,200   VF Corp.                                     193,200
                                                                   ------------
                                                                        655,531
                                                                   ------------
TOBACCO--0.5%
                   3,500   Fortune Brands, Inc.                         143,062
                  16,000   Imperial Tobacco Group plc ORD               179,864
                   7,700   Philip Morris Companies Inc.                 296,931
                  30,900   UST Inc.                                     942,450
                                                                   ------------
                                                                      1,562,307
                                                                   ------------
TRANSPORTATION--0.3%
                   5,300   Atlas Air, Inc.(1)                           142,438
                   2,900   Eagle USA Airfreight, Inc.(1)                136,844
                   4,700   Forward Air Corp.(1)                         128,222
                   7,800   Go-Ahead Group PLC (The) ORD                 110,104
                   4,200   Hertz Corp. Cl A                             230,738
                  24,000   Sembcorp Logistics Limited ORD(1)             70,957
                                                                   ------------
                                                                        819,303
                                                                   ------------
UTILITIES--2.1%
                   2,600   AES Corp. (The)(1)                           129,350
                  28,700   AGL Resources Inc.                           541,712
                  19,900   Ameren Corp.                                 814,656
                   2,500   Calpine Corp.(1)                             135,469
                  79,600   Cogeneration Public Co.,
                              Ltd. ORD(1)                                60,043
                  19,700   Florida Progress Corp.                       826,169
                  26,900   FPL Group, Inc.                            1,565,244
                   4,900   KN Energy, Inc.                              105,044
                   2,400   Korea Electric Power Corp. ORD                73,466
                   8,100   LG&E Energy Corp.                            184,781
                  10,300   Minnesota Power & Light Co.                  221,450
                   5,100   Northeast Utilities(1)                        89,888
                   9,800   Sempra Energy                                210,700
                  11,100   Sierra Pacific Resources                     403,762
                  12,900   Southern Co.                                 366,038
                   8,800   Texas Utilities Co.                          396,000
                   8,500   Utilicorp United Inc.                        211,969
                   1,273   Vestas Wind Systems A/S ORD(1)                87,387
                                                                   ------------
                                                                      6,423,128
                                                                   ------------
WIRELESS COMMUNICATIONS--1.1%
                  14,300   AirTouch Communications, Inc.(1)           1,437,150
                  12,000   Europolitan Holdings AB ORD                  103,899
                   1,900   Nextel Communications, Inc.(1)                70,003
                   7,400   Nokia Corp. ADR Cl A                         525,400
                       6   NTT Mobile Communication
                              Network, Inc. ORD                         326,379
                   9,300   Orange plc ORD(1)                            128,672
                     869   Panafon SA ORD(1)                             21,595
                   9,300   Pinnacle Holdings Inc.(1)                    168,272

See Notes to Financial Statements


                                                 www.americancentury.com      31


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

                   2,100   Sprint PCS(1)                           $     94,500
                  27,700   Vodafone Group plc ORD                       527,409
                   3,300   VoiceStream Wireless Corp.(1)                 89,100
                   3,400   Western Wireless Corp. Cl A(1)                83,194
                                                                   ------------
                                                                      3,575,573
                                                                   ------------
TOTAL COMMON STOCKS & RIGHTS                                        188,664,432
                                                                   ------------
   (Cost $152,835,905)

PREFERRED STOCKS--0.3%
ENERGY (PRODUCTION & MARKETING)--0.1%
               1,250,000   Petroleo Brasileiro S.A. ORD                 176,097
                                                                   ------------
FINANCIAL SERVICES--0.2%
                     948   Marschollek, Lautenschlaeger und
                              Partner AG ORD                            493,979
                                                                   ------------
RETAIL (SPECIALTY)(2)
                   1,700   Fielmann AG ORD                               66,260
                                                                   ------------
TELEPHONE COMMUNICATIONS(2)
               6,600,000   Embratel Participacoes S.A. ORD               91,455
                                                                   ------------
UTILITIES(2)
               7,200,000   Centrais Electricas Brasileiras
                              S.A. Cl B ORD                             150,901
                                                                   ------------
WIRELESS COMMUNICATIONS(2)
              18,100,000   Tele Sudeste Celular
                              Participacoes S.A. ORD                     85,797
                                                                   ------------
TOTAL PREFERRED STOCKS                                                1,064,489
                                                                   ------------
   (Cost $719,527)

U.S. TREASURY SECURITIES--5.2%
              $1,300,000   U.S. Treasury Notes, 7.75%,
                              11/30/99                                1,318,299
               4,750,000   U.S. Treasury Notes, 5.50%,
                              3/31/00                                 4,767,960
               3,425,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                                 3,506,537
               2,000,000   U.S. Treasury Notes, 4.75%,
                              2/15/04                                 1,930,343
                 500,000   U.S. Treasury Notes, 7.875%,
                              11/15/04                                  548,874
                 750,000   U.S. Treasury Notes, 4.75%,
                              11/15/08                                  697,938
                 700,000   U.S. Treasury Notes, 5.50%,
                              5/15/09                                   693,640
               1,200,000   U.S. Treasury Bonds, 8.75%,
                              5/15/17                                 1,539,349
                 150,000   U.S. Treasury Bonds, 7.875%,
                              2/15/21                                   181,165
                 800,000   U.S. Treasury Bonds, 6.125%,
                              11/15/27                                  809,157

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $  400,000   U.S. Treasury Bonds, 5.25%,
                              11/15/28                             $    362,322
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       16,355,584
                                                                   ------------
   (Cost $16,502,763)

U.S. GOVERNMENT AGENCY SECURITIES--2.7%
               3,300,000   FHLB, 5.05%, 3/1/00                        3,293,499
                 500,000   FNMA, 5.25%, 1/15/03                         488,075
               3,300,000   FNMA MTN, 6.23%, 7/21/08                   3,205,871
               1,500,000   SLMA MTN, VRN, 5.22%,
                              6/1/99 resets weekly off the
                              3-month T-Bill plus 0.60%
                              with no caps                            1,501,755
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     8,489,200
                                                                   ------------
   (Cost $8,599,932)

SOVEREIGN GOVERNMENTS & AGENCIES--5.6%
AUD            1,360,000   Australian Government,
                              9.50%, 8/15/03                          1,014,230
USD              200,000   Province of British Columbia,
                              5.375%, 10/29/08                          184,868
EURO           1,899,196   Deutschland Republic,
                              4.75%, 7/4/98                           1,879,295
EURO           6,494,851   Deutschland Republic,
                              6.00%, 9/15/03                          7,493,527
CAD              560,000   Government of Canada,
                              5.00%, 3/15/00                            379,947
CAD            1,000,000   Government of Canada,
                              6.00%, 6/1/08                             705,180
JPY          300,000,000   Japan Global, 3.30%,
                              6/20/06                                 2,829,280
DKK            4,100,000   Kingdom of Denmark,
                              8.00%, 3/15/06                            700,469
GBP              200,000   U.K. Treasury Bonds, 7.50%,
                              12/7/06                                   368,791
GBP              900,000   U.K. Treasury Bonds, 9.00%,
                              8/6/12                                  1,991,759
                                                                   ------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                           17,547,346
                                                                   ------------
   (Cost $18,766,139)

MORTGAGE-BACKED SECURITIES(3)--4.3%
                 230,334   FHLMC Pool #E68523, 6.50%,
                              12/1/12                                   230,337
                  50,342   FHLMC Pool #C00465, 8.00%,
                              6/1/26                                     52,365
                 220,523   FHLMC Pool #D72306, 8.00%,
                              6/1/26                                    229,382
                  91,254   FHLMC Pool #D72431, 8.00%,
                              6/1/26                                     94,920

                                              See Notes to Financial Statements


32      1-800-345-2021


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

               $ 158,622   FHLMC Pool #D72499, 8.00%,
                              7/1/26                               $    164,994
                 723,415   FNMA Pool #373899, 6.50%,
                              3/1/12                                    721,918
                 140,990   FNMA Pool #125477, 6.50%,
                              4/1/12                                    140,698
                 656,172   FNMA Pool #369085, 6.50%,
                              4/1/12                                    654,814
                  37,662   FNMA Pool #377181, 6.50%,
                              4/1/12                                     37,584
                 481,060   FNMA Pool #377379, 6.50%,
                              4/1/12                                    480,065
                 160,449   FNMA Pool #341078, 7.00%,
                              5/1/26                                    160,998
                 267,776   FNMA Pool #250576, 7.00%,
                              6/1/26                                    268,693
                 507,351   FNMA Pool #373510, 7.50%,
                              3/1/27                                    519,000
               1,083,419   FNMA Pool #412562, 6.50%,
                              1/1/28                                  1,061,189
                 175,542   GNMA Pool #397233, 9.50%,
                              2/20/25                                   188,093
                  50,797   GNMA Pool #392995, 8.75%,
                              3/15/25                                    54,022
                 116,899   GNMA Pool #001991, 9.00%,
                              4/20/25                                   123,787
                 207,717   GNMA Pool #416856, 7.50%,
                              10/15/25                                  212,864
                 124,806   GNMA Pool #421254, 7.50%,
                              11/15/25                                  127,898
                  26,492   GNMA Pool #373704, 6.00%,
                              4/15/26                                    25,241
                 218,045   GNMA Pool #416761, 7.50%,
                              6/15/26                                   223,416
                 756,965   GNMA Pool #456569, 7.50%,
                              11/15/27                                  775,490
                 909,238   GNMA Pool #457351, 7.00%,
                              12/15/27                                  912,208
               1,143,675   GNMA Pool #449491, 7.50%,
                              12/15/27                                1,171,665
                 467,365   GNMA Pool #461623, 6.50%,
                              1/15/28                                   456,666
                 603,455   GNMA Pool #450628, 6.50%,
                              3/15/28                                   589,641
                  28,059   GNMA Pool #421388, 6.00%,
                              4/15/26                                    26,734
               1,473,539   GNMA Pool #466804, 6.50%,
                              4/15/28                                 1,439,808
                 456,774   GNMA Pool #454559, 6.00%,
                              5/15/28                                   433,712
                 421,811   GNMA Pool #474782, 6.00%,
                              5/15/28                                   400,514
                 387,081   GNMA Pool #403868, 6.50%,
                              5/15/28                                   378,221

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $   60,531   GNMA Pool #403912, 6.50%,
                              5/15/28                              $     59,146
                  61,878   GNMA Pool #465798, 6.50%,
                              5/15/28                                    60,462
                 484,937   GNMA Pool #475802, 6.00%,
                              7/15/28                                   460,453
                 497,301   GNMA Pool #438917, 6.00%,
                              8/15/28                                   472,193
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     13,409,191
                                                                   ------------
   (Cost $17,409,447)

ASSET-BACKED SECURITIES(3)--1.7%
               1,200,000   AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%, 4/25/27            1,187,778
                 300,000   Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                            285,196
                 900,000   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%, 5/15/33              865,354
                 381,253   Money Store (The) Home Equity
                              Trust, Series 1995 C, Class A9
                              SEQ, 6.375%, 9/15/11                      382,483
                 500,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF4 SEQ, 6.37%, 8/15/17                   502,022
                 300,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF6 SEQ, 6.67%, 2/15/25                   302,102
                 567,889   Morgan Stanley Capital I,
                              Series 1998 WF1, Class
                              A1 SEQ, 6.25%, 7/15/07                    561,452
                 387,614   Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                           378,992
                 300,000   Nationslink Funding Corp.,
                              Series 1999-1, Class A2 SEQ,
                              6.32%, 11/20/08                           291,454
                 108,227   Textron Financial Corp. Receivables
                              Trust, Series 1997 A, Class A,
                              6.05%, 3/16/09 (Acquired
                              9/18/97, Cost $108,084)(4)                108,451
                 300,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997 C, Class A7, 6.85%,
                              1/15/29                                   301,646
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         5,166,930
                                                                   ------------
   (Cost $5,264,974)

See Notes to Financial Statements


                                                 www.americancentury.com      33


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
CORPORATE BONDS--11.8%
AEROSPACE & DEFENSE--0.1%
               $ 400,000   Lockheed Martin Corp., 6.85%,
                              5/15/01                              $    404,834
                                                                   ------------
AIRLINES--0.2%
                 500,000   Continental Airlines, Inc., 8.00%,
                              12/15/05                                  498,125
                                                                   ------------
AUTOMOBILES & AUTO PARTS--0.2%
                 550,000   Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99, Cost
                              $550,000)(4)                              550,000
                 250,000   Stanadyne Automotive Corp.,
                              Series B, 10.25%, 12/15/07
                              (Acquired 7/22/98, Cost
                              $258,125)(4)                              232,500
                                                                   ------------
                                                                        782,500
                                                                   ------------
BANKING--1.9%
               2,000,000   American Express Centurion Bank,
                              VRN, 4.85%, 6/18/99 resets
                              monthly off the 1-month LIBOR
                              minus 0.055% with no caps               1,999,980
                 500,000   Bay View Capital Corp., 9.125%,
                              8/15/02                                   465,000
                 400,000   Citigroup Inc., 7.125%, 5/15/06              404,882
                 650,000   First Bank System Inc., 7.625%,
                              5/1/05                                    680,182
               1,000,000   KeyBank N.A., VRN, 4.72%,
                              6/1/99 resets daily off the
                              Fed Funds rate plus
                              0.22% with no caps                      1,000,000
                 500,000   NationsBank Corporation, 6.125%,
                              7/15/04                                   495,536
               1,000,000   NationsBank, N.A., VRN, 5.09%,
                              6/1/99 resets daily
                              off the Fed Funds rate plus 0.22%
                              with no caps                            1,000,180
                                                                   ------------
                                                                      6,045,760
                                                                   ------------
BROADCASTING & MEDIA--0.4%
                 300,000   British Sky Broadcasting, 6.875%,
                              2/23/09                                   286,974
                 500,000   Charter Communication Holdings
                              LLC, 8.625%, 4/1/09 (Acquired
                              3/12/99, Cost $498,475)(4)                492,500
                 250,000   Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                   240,000
                 250,000   Imax Corp., 7.875%, 12/1/05                  242,188
                 100,000   Tele-Communications Inc., 8.25%,
                              1/15/03                                   105,911
                                                                   ------------
                                                                      1,367,573
                                                                   ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
CHEMICALS & RESINS--0.3%
              $  250,000   Lyondell Chemical Co., Series B,
                              9.875%, 5/1/07 (Acquired
                              5/11/99, Cost $253,750)(4)           $    253,438
                 450,000   Monsanto Co., 6.60%, 12/1/28
                              (Acquired 12/4/98-3/11/99,
                              Cost $444,900)(4)                         414,081
                 250,000   Scotts Co. (The), 8.675%, 1/15/09
                              (Acquired 1/14/99, Cost
                              $250,000)(4)                              252,188
                                                                   ------------
                                                                        919,707
                                                                   ------------
COMPUTER SOFTWARE & SERVICES--0.1%
                 250,000   Unisys Corp., 12.00%, 4/15/03                274,062
                                                                   ------------
DIVERSIFIED COMPANIES--0.1%
                 300,000   Hutchison Whampoa Financial,
                              7.50%, 8/1/27 (Acquired
                              4/7/99, Cost $260,577)(4)                 261,490
                                                                   ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.2%
                 250,000   DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(4)                              251,562
                 250,000   Flextronics International Ltd.,
                              Series B, 8.75%, 10/15/07                 251,562
                 250,000   Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                          247,188
                                                                   ------------
                                                                        750,312
                                                                   ------------
ENERGY (PRODUCTION & MARKETING)--0.9%
                 250,000   Belco Oil & Gas Corp., 8.875%,
                              9/15/07                                   245,000
                 400,000   Enron Corp., 6.625%, 11/15/05                392,300
                 500,000   Ocean Energy, Inc., 9.75%,
                              10/1/06                                   515,625
                 750,000   Oryx Energy Co., 8.375%,
                              7/15/04                                   797,253
                 200,000   Triton Energy Ltd., 8.75%,
                              4/15/02                                   199,500
                 600,000   USX Corp., 6.65%, 2/1/06                     582,087
                                                                   ------------
                                                                      2,731,765
                                                                   ------------
ENERGY (SERVICES)--0.3%
                 500,000   Cliffs Drilling Company, 10.25%,
                              5/15/03                                   505,625
                 400,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                           374,763
                                                                   ------------
                                                                        880,388
                                                                   ------------
FINANCIAL SERVICES--1.8%
                 400,000   Comdisco Inc., 7.75%, 9/1/99                 401,937
                 600,000   Ford Motor Credit Co., 6.55%,
                              9/10/02                                   604,295
               2,000,000   GMAC, 8.00%, 10/1/99                       2,018,575
                 250,000   Intertek Finance PLC, Series B,
                              10.25%, 11/1/06                           244,062

                                              See Notes to Financial Statements


34      1-800-345-2021


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $  500,000   Metris Companies Inc., 10.00%,
                              11/1/04                              $    511,250
               2,000,000   USL Capital Corp. MTN, Series D,
                              6.18%, 11/8/99                          2,006,708
                                                                   ------------
                                                                      5,786,827
                                                                   ------------
FOOD & BEVERAGE--0.4%
                 600,000   Pepsi Bottling Group Inc., 5.625%,
                              2/17/09 (Acquired 2/3/99,
                              Cost $597,402)(4)                         559,732
                 600,000   Pepsi Bottling Group Inc., 7.00%,
                              3/1/29 (Acquired 3/12/99,
                              Cost $498,475)(4)                         581,704
                                                                   ------------
                                                                      1,141,436
                                                                   ------------
HEALTHCARE--0.1%
                 400,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                   402,780
                                                                   ------------
INSURANCE--0.2%
                 600,000   Conseco Inc., 6.40%, 6/15/01                 588,841
                                                                   ------------
LEISURE--0.1%
                 100,000   Paramount Communications, Inc.,
                              7.50%, 1/15/02                            102,072
                 100,000   Time Warner Inc., 8.11%,
                              8/15/06                                   107,110
                                                                   ------------
                                                                        209,182
                                                                   ------------
MACHINERY & EQUIPMENT--0.2%
                 500,000   United Rentals, Inc., Series B,
                              9.50%, 6/1/08                             508,125
                                                                   ------------
METALS & MINING--0.3%
                 100,000   Alcan Aluminium Ltd., 5.875%,
                              4/1/00                                    100,258
                 300,000   Barrick Gold Corp., 7.50%,
                              5/1/07                                    309,517
                 250,000   Golden Northwest Aluminum,
                              12.00%, 12/15/06 (Acquired
                              12/14/98, Cost $250,000)(4)               257,500
                 250,000   Kaiser Aluminum & Chemical,
                              12.75%, 2/1/98                            254,375
                                                                   ------------
                                                                        921,650
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
                 250,000   Fisher Scientific International Inc.,
                              7.125%, 12/15/05                          238,438
                 250,000   Fisher Scientific International Inc.,
                              9.00%, 2/1/08                             242,500
                 350,000   Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $364,084)(4)                         358,640
                                                                   ------------
                                                                        839,578
                                                                   ------------
PACKAGING & CONTAINERS--0.2%
                 550,000   Owens-Illinois Inc., 7.15%,
                              5/15/05                                   529,926
                                                                   ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.2%
              $  150,000   Domtar, Inc. 8.75%, 8/1/06              $    155,812
                 600,000   Fort James Corp., 6.625%,
                              9/15/04                                   602,434
                                                                   ------------
                                                                        758,246
                                                                   ------------
RAILROAD--0.2%
                 450,000   Norfolk Southern Corp., 7.90%,
                              5/15/97                                   476,492
                                                                   ------------
REAL ESTATE--0.2%
                 400,000   Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                           378,850
                 300,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                                  300,265
                                                                   ------------
                                                                        679,115
                                                                   ------------
RETAIL (FOOD & DRUG)--0.3%
                 550,000   Rite Aid Corp., 6.70%, 12/15/01              551,499
                 500,000   Rite Aid Corp., 6.125%, 12/15/08
                              (Acquired 1/6/99, Cost
                              $503,160)(4)                              460,454
                                                                   ------------
                                                                      1,011,953
                                                                   ------------
RETAIL (SPECIALTY)--0.2%
                 500,000   Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                            496,250
                                                                   ------------
STEEL--0.2%
                 250,000   Armco Inc., 9.00%, 9/15/07
                              (Acquired 9/9/97, Cost
                              $248,700)(4)                              259,062
                 550,000   Pohang Iron & Steel Co., Ltd.,
                              7.375%, 5/15/05                           525,955
                                                                   ------------
                                                                        785,017
                                                                   ------------
TELEPHONE COMMUNICATIONS--1.3%
               1,000,000   Cable & Wireless Communications
                              plc, 6.625%, 3/6/05                       984,186
                 300,000   Cincinnati Bell Inc., 6.30%,
                              12/1/28                                   272,905
                 550,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                                  513,670
                 400,000   MCI WorldCom, Inc., 7.55%,
                              4/1/04                                    414,605
                 300,000   MCI WorldCom, Inc., 6.40%,
                              8/15/05                                   294,417
                 250,000   Qwest Communications
                              International Inc., Series B,
                              8.29%, 2/1/03(5)                          192,188
               1,250,000   Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                          1,263,298
                 300,000   Sprint Capital Corp., 6.875%,
                              11/15/28                                  282,225
                                                                   ------------
                                                                      4,217,494
                                                                   ------------

See Notes to Financial Statements


                                                 www.americancentury.com      35


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
TRANSPORTATION--0.1%
               $ 250,000   Atlas Air, Inc., 10.75%, 8/1/05         $    258,750
                                                                   ------------
UTILITIES--0.4%
                 500,000   Georgia Power Co., 5.50%,
                              12/1/05                                   473,342
                 400,000   PG&E Corp., 6.25%, 3/1/04                    398,981
                 300,000   Southern Investments UK, 6.80%,
                              12/1/06                                   297,060
                                                                   ------------
                                                                      1,169,383
                                                                   ------------
WIRELESS COMMUNICATIONS--0.4%
                 250,000   360 Communications Co.,
                              7.125%, 3/1/03                            255,167
                 250,000   Orange plc, 8.00%, 8/1/08                    245,000
                 600,000   TCI Communications, Inc., 8.75%,
                              8/1/15                                    708,328
                                                                   ------------
                                                                      1,208,495
                                                                   ------------
TOTAL CORPORATE BONDS                                                36,906,056
                                                                   ------------
   (Cost $36,405,676)

COMMERCIAL PAPER(6)--5.9%
BANKING--0.7%
               2,000,000   Banque National de Paris, 4.82%,
                              6/15/99                                 1,995,141
                                                                   ------------
ENERGY (PRODUCTION & MARKETING)--0.9%
               1,700,000   Motiva Enterprises LLC, 4.90%,
                              8/26/99 (Acquired 5/28/99,
                              Cost $1,679,175)(4)                     1,679,015
               1,150,000   Statoil-Den Norske Stats, 4.79%,
                              6/17/99 (Acquired 5/13/99,
                              Cost $1,144,645)(4)                     1,146,897
                                                                   ------------
                                                                      2,825,912
                                                                   ------------
FINANCIAL SERVICES--2.5%
                 800,000   Abbey National North America
                              Corp., 4.83%, 8/9/99                      792,026
               1,700,000   Credit Suisse First Boston Inc.,
                              4.90%, 9/1/99 (Acquired
                              5/25/99, Cost $1,677,324)(4)            1,677,594
               1,700,000   Falcon Asset Securities Corp.,
                              4.85%, 7/7/99 (Acquired
                              5/25/99, Cost $1,690,152)(4)            1,690,810
               1,357,000   Quincy Capital Corp., 4.82%,
                              6/22/99 (Acquired 5/25/99,
                              Cost $1,351,913)(4)                     1,352,426
                 500,000   UBS Finance (Delaware) Inc.,
                              4.92%, 10/12/99                           490,526
               1,700,000   Windmill Funding Corp., 4.82%,
                              7/14/99 (Acquired 5/13/99,
                              Cost $1,685,888)(4)                     1,689,176
                                                                   ------------
                                                                      7,692,558
                                                                   ------------


Principal Amount                                                       Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE--0.3%
              $1,000,000   Hershey Foods Corp., 4.85%,
                              9/3/99 (Acquired 5/28/99,
                              Cost $986,797)(4)                    $    986,542
                                                                   ------------
INDUSTRIAL--0.5%
               1,700,000   Siebe plc, 4.82%, 8/11/99
                              (Acquired 5/13/99, Cost
                              $1,679,515)(4)                          1,682,582
                                                                   ------------
INSURANCE--0.6%
               1,700,000   Transamerica Occidental Life
                              Insurance Co., 4.82%, 7/19/99
                              (Acquired 5/13/99, Cost
                              $1,684,750)(4)                          1,688,005
                                                                   ------------
METALS & MINING--0.4%
               1,400,000   Rio Tinto America Inc., 4.81%,
                              6/17/99 (Acquired 5/25/99,
                              Cost $1,395,698)(4)                     1,396,223
                                                                   ------------
TOTAL COMMERCIAL PAPER                                               18,266,963
                                                                   ------------
   (Cost $18,260,611)

TEMPORARY CASH INVESTMENTS--2.2%
    Repurchase Agreement, Merrill Lynch & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.75%, dated 5/28/99,
       due 6/1/99 (Delivery value $6,803,589)                         6,800,000
                                                                   ------------
   (Cost $6,800,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $312,670,191
                                                                   ============
   (Cost $281,564,974)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
        Contracts       Settlement                          Unrealized
         to Sell           Date              Value          Gain/(Loss)
-----------------------------------------------------------------------------
      221,951  CHF        6/30/99         $  145,763          $   873
    4,970,508  EURO       6/30/99          5,189,524           35,464
      664,030  GBP        6/30/99          1,063,013           (2,242)
  179,058,180  JPY        6/30/99          1,479,086           (1,404)
      620,425  SEK        6/30/99             72,207              388
                                        ---------------    -------------
                                          $7,949,593          $33,079
                                        ===============    =============
(Value on Settlement Date $7,982,672)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future--and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

                                              See Notes to Financial Statements


36      1-800-345-2021


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

DKK = Danish Krone

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

MTN = Medium Term Note

ORD = Foreign Ordinary Share

SEK = Swedish Krona

SLMA = Student Loan Marketing Association

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1999.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1999, was $20,282,572, which represented 6.5% of net assets.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6) The rates for commercial paper are the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      37


Strategic Aggressive--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 1999

                    INVESTOR CLASS (INCEPTION 2/15/96)                    ADVISOR CLASS (INCEPTION 10/2/96)
                                      LEHMAN      THREE-MONTH                                LEHMAN      THREE-MONTH
             STRATEGIC               AGGREGATE        U.S.         STRATEGIC                AGGREGATE        U.S.
             AGGRESSIVE    S&P 500   BOND INDEX   TREASURY BILL    AGGRESSIVE    S&P 500    BOND INDEX   TREASURY BILL
===================================================================================================================
6 MONTHS(1)     7.90%      12.59%     -0.76%         2.22%           7.81%       12.59%       -0.76%        2.22%
1 YEAR          5.32%      21.04%      4.35%         4.62%           4.91%       21.04%        4.35%        4.62%
===================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        12.64%      27.07%      7.83%         4.98%            --           --           --           --
LIFE OF FUND   13.01%      25.66%     6.72%(2)      4.99%(2)        12.94%       28.70%      7.56%(3)      4.95%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 69-71 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/99
S&P 500                     $21,512
Strategic Aggressive        $15,054
Lehman Aggregate            $12,352
Three-Month T-Bill          $11,713

                 S&P 500         Strategic         Lehman         Three-Month
                  Index          Aggressive       Aggregate          T-Bill
2/29/96          $10,000          $10,000          $10,000          $10,000
3/31/96          $10,096          $10,101           $9,930          $10,041
4/30/96          $10,244          $10,423           $9,874          $10,082
5/31/96          $10,508          $10,544           $9,855          $10,125
6/30/96          $10,548          $10,524           $9,987          $10,167
7/31/96          $10,081          $10,081          $10,014          $10,211
8/31/96          $10,294          $10,323           $9,997          $10,254
9/30/96          $10,873          $10,767          $10,171          $10,297
10/31/96         $11,173          $10,848          $10,396          $10,339
11/30/96         $12,016          $11,150          $10,574          $10,382
12/31/96         $11,778          $11,069          $10,476          $10,425
1/31/97          $12,513          $11,353          $10,508          $10,469
2/28/97          $12,612          $11,191          $10,535          $10,513
3/31/97          $12,095          $10,805          $10,418          $10,558
4/30/97          $12,816          $11,008          $10,574          $10,603
5/31/97          $13,599          $11,658          $10,674          $10,648
6/30/97          $14,204          $12,063          $10,801          $10,691
7/31/97          $15,333          $12,774          $11,093          $10,736
8/31/97          $14,475          $12,408          $10,999          $10,783
9/30/97          $15,267          $13,078          $11,160          $10,827
10/31/97         $14,757          $12,571          $11,322          $10,871
11/30/97         $15,440          $12,693          $11,374          $10,919
12/31/97         $15,705          $12,866          $11,489          $10,966
1/31/98          $15,878          $12,908          $11,636          $11,012
2/28/98          $17,023          $13,698          $11,627          $11,058
3/31/98          $17,895          $14,295          $11,666          $11,105
4/30/98          $18,077          $14,444          $11,727          $11,150
5/31/98          $17,766          $14,295          $11,839          $11,197
6/30/98          $18,487          $14,615          $11,939          $11,243
7/31/98          $18,291          $14,466          $11,964          $11,289
8/31/98          $15,648          $12,696          $12,159          $11,335
9/30/98          $16,651          $12,994          $12,444          $11,378
10/31/98         $18,004          $13,420          $12,378          $11,416
11/30/98         $19,095          $13,953          $12,448          $11,458
12/31/98         $20,194          $14,639          $12,486          $11,501
1/31/99          $21,039          $14,906          $12,574          $11,542
2/28/99          $20,384          $14,286          $12,354          $11,585
3/31/99          $21,200          $14,744          $12,422          $11,628
4/30/99          $22,020          $15,277          $12,462          $11,669
5/31/99          $21,512          $15,054          $12,352          $11,713

$10,000 investment made 2/29/96

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and Three-Month U.S. Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Aggressive's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)
           Strategic                         Lehman        Three-Month
           Aggressive       S&P 500        Aggregate         T-Bill
DATE         RETURN          RETURN          RETURN          RETURN
5/96*         5.44%           5.04%          -1.45%           1.25%
5/97         10.55%          29.48%           8.32%           5.17%
5/98         22.62%          30.68%          10.91%           5.16%
5/99          5.32%          21.04%           4.35%           4.62%

* From 2/29/96 (the date nearest the class's inception for which index data are available) to 5/31/96.


38      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the Strategic Asset Allocation funds management team.

HOW DID STRATEGIC AGGRESSIVE PERFORM DURING THE SIX MONTHS ENDED MAY 31, 1999?

     Strategic Aggressive returned 7.90% for the six-month period (see the previous page for additional performance information).* That return reflects the blended performance of the fund's stock, bond, and cash portfolios. Strategic Aggressive's stock holdings helped the fund produce healthy returns despite relatively poor performance by bonds (see pages 3 and 4 for a detailed discussion of world stock and bond markets for the last six months).

HOW IS STRATEGIC AGGRESSIVE MANAGED RELATIVE TO ITS BENCHMARK?

     We manage Strategic Aggressive to give shareholders long-term capital growth in a well-diversified portfolio of stocks, bonds, and cash. To do that, we generally allocate 75% of the fund's investments to stocks, 20% to bonds, and 5% to money market securities.

     These weightings represent the portfolio's neutral position. We make modest adjustments around these percentages to try and enhance performance.

HOW DID YOU POSITION THE FUND RELATIVE TO ITS NEUTRAL ASSET MIX OVER THE LAST SIX MONTHS?

     We ran the portfolio close to neutral, with only a very modest overweight in stocks. Within equities, we added more mid-sized and value shares in the last six months, putting less emphasis on bigger, higher-priced growth stocks.

CAN YOU ELABORATE ON YOUR DECISION TO OVERWEIGHT VALUE STOCKS?

     Sure, but first let's take a step back. The last few years, investors focused on a handful of very large, fast-growing companies--typically traditional technology stocks, but also including some Internet shares. In effect, these stocks became highly leveraged plays on the U.S. economy--the better the economy, the faster the earnings for these companies were expected to grow, and the higher their stock price.

     But rising interest rates over the last several months threatened those lofty growth assumptions, calling into question the extremely high valuations awarded many large-company growth stocks. As a result, we felt value shares had a better risk/return outlook than the largest growth stocks.

DID THE PORTFOLIO BENEFIT FROM ITS EMPHASIS ON VALUE STOCKS?

     Yes, though we might have been a little early on that trade--many of these stocks generally underperformed large-cap growth shares until April and May.
That's when interest rates shot higher, plus Compaq Computer, a leading high-tech firm, said profits would be much lower than expected. Many investors took money out of high-priced growth stocks and put it to work in undervalued sectors of the market. In general, that money went from growth to value and down the capitalization ladder from large- to mid-cap stocks. As a result, value outperformed growth and mid- beat large-cap for the six months (see page 3).

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE FELT VALUE SHARES HAD A BETTER RISK/RETURN OUTLOOK THAN THE LARGEST GROWTH STOCKS."

[pie chart - data below]

ASSET ALLOCATION
(AS OF MAY 31, 1999)
PERCENT OF FUND INVESTMENTS
   U.S. Stocks        59%
   U.S. Bonds         13%
   Foreign Stocks     18%
   Foreign Bonds       5%
   Money Market
      Securities       5%

See page 70 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 71-72.


                                                 www.americancentury.com      39


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT CHANGES DID YOU MAKE TO THE BOND PORTION OF THE PORTFOLIO?

     We made only very modest adjustments, adding some higher-yielding corporate bonds. One way to measure the relative attractiveness of corporate bonds is to look at the spread, or difference in yield, between corporates and Treasurys. The wider the yield spread, the more attractive corporate bonds become. In late 1998, the spread between corporates and Treasurys reached its widest level since the recession of 1990. With the economy and corporate profits generally healthy, we simply felt these values were too good to pass up.

DID YOU EMPHASIZE A PARTICULAR SECTOR OF THE CORPORATE BOND MARKET?

     In general, we liked bonds issued by cyclical companies. Cyclical companies are closely tied to the health of the economy, so their bonds tend to perform best when the economy is strong. When fears of recession crippled the market in the third quarter of 1998, these bonds were severely punished and experienced sharp price declines. We used that opportunity to buy some of these securities at attractive prices. As economic growth improved and investors once again became interested in these bonds, cyclicals performed relatively well.

WHAT'S YOUR OUTLOOK FOR THE GLOBAL ECONOMY?

     We have a generally positive outlook. Analysts expect global growth to come in at 2.5-3.0% this year, compared with only about 1.5% in 1998. Also in contrast to 1998, many think the U.S. will lag the rest of the world in 1999. Better economic growth would lead you to expect higher stock prices. Because world economies are so closely linked, more business overseas should also benefit companies here at home.

ARE THERE ANY POTENTIAL RISKS TO THIS OUTLOOK?

     Two issues we're watching carefully are inflation and the potential year 2000 (Y2K) computer problem. While it's impossible to predict the economic impact of the Y2K problem, we are taking steps to measure the Y2K-readiness of the issuers of the fund's portfolio securities. We'll also be keeping a close eye on the financial markets as we get closer to year-end.

AND WHAT ABOUT THE RISK OF INFLATION?

     A big reason the inflation rate fell to its lowest level in a dozen years in 1998 was the weakness of the global economy. With growth rebounding this year, inflation has begun to pick up, though it remains modest by historical standards.

[left margin]

FUND'S U.S. STOCKS (AS OF MAY 31, 1999)
   NUMBER OF COMPANIES               355
   DIVIDEND YIELD                    1.14%
   PRICE/EARNINGS RATIO              25.8
                                  % OF FUND'S           % OF
                                  U.S. STOCKS           FUND
TOP 5 U.S. STOCKS
   MICROSOFT CORP.                   2.5%               1.5%
   WAL-MART STORES, INC.             1.5%               0.9%
   GENERAL ELECTRIC CO. (U.S.)       1.5%               0.9%
   TYCO INTERNATIONAL LTD.           1.4%               0.8%
   AIRTOUCH COMMUNICATIONS, INC.     1.3%               0.8%


FUND'S FOREIGN STOCKS (AS OF MAY 31, 1999)
   NUMBER OF COMPANIES               283
   DIVIDEND YIELD                    1.18%
                                               % OF FUND'S        % OF
                             COUNTRY         FOREIGN STOCKS       FUND
TOP 5 FOREIGN STOCKS
   MANNESMANN AG             GERMANY               2.1%           0.4%
   MARSCHOLLEK,
      LAUTENSCHLAEGER
      UND PARTNER UND        GERMANY               1.5%           0.3%
   TELEFONICA S.A.            SPAIN                1.3%           0.2%
   BRITISH TELECOM-
      MUNICATIONS PLC         U.K.                 1.2%           0.2%
   VODAFONE GROUP PLC         U.K.                 1.1%           0.2%

[pie chart - data below]

PERCENT OF FUND'S FOREIGN STOCKS
   Europe              68%
   Asia/Pacific        22%
   Americas
     (excluding U.S.)  10%


40      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     That brings us to the other reason inflation has declined throughout the 1990s--increased worker productivity. More productive workers explain why both wages and corporate profits rose while inflation fell. However, it's uncertain if productivity gains can continue at the same pace they have in the past. Federal Reserve Chairman Alan Greenspan said as much when announcing his intention to raise short-term interest rates to head off more serious inflation down the road. But it seems that a vigilant Fed and the ability of the global economy to produce more goods than there's currently demand for will keep inflation from getting out of hand anytime soon.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We've already seen a big increase in interest rates since the beginning of the year, so we don't expect rates to go much higher. Instead, we think it's more likely bond yields will trade in a relatively narrow range. Of course, that assumes inflation doesn't increase dramatically and that the world economy gradually improves.

GIVEN THIS OUTLOOK, HOW WILL YOU POSITION STRATEGIC AGGRESSIVE'S STOCK
PORTFOLIO?

     If we're right and we get good growth and modest inflation, stocks could do well. Value shares continue to look like good buys, so our biggest bet in U.S. equities is likely to be in that area. And with economic growth overseas expected to be even stronger than here at home, foreign stocks look very attractive. As a result, we may overweight foreign stocks relative to foreign bonds going forward.

AND HOW DO YOU EXPECT TO POSITION THE FUND'S BONDS?

     Strong growth and relatively stable rates make a very appealing environment for corporate bonds. However, the outlook is somewhat clouded by Y2K. We think the prudent thing to do is keep an eye on this situation and do our best to position the portfolio to respond to the investment challenges and opportunities Y2K might present.

[right margin]

"ANALYSTS EXPECT GLOBAL GROWTH TO COME IN AT 2.5-3.0% THIS YEAR, COMPARED WITH ONLY ABOUT 1.5% IN 1998. BETTER ECONOMIC GROWTH WOULD LEAD YOU TO EXPECT HIGHER STOCK PRICES."

FUND'S U.S. BONDS (AS OF MAY 31, 1999)
   NUMBER OF SECURITIES              90
   WEIGHTED AVERAGE MATURITY         7.9 YEARS
   AVERAGE DURATION                  4.8 YEARS

[pie chart - data below]

PERCENT OF FUND'S U.S. BONDS
   Corporate              56%
   Mortgage-Backed        15%
   U.S. Treasury          14%
   Asset-Backed            8%
   U.S. Govt. Agency       6%
   Other                   1%


FUND'S FOREIGN BONDS (AS OF MAY 31, 1999)
   NUMBER OF SECURITIES              14
   WEIGHTED AVERAGE MATURITY         9.0 YEARS
   AVERAGE DURATION                  6.1 YEARS

[pie chart - data below]

PERCENT OF FUND'S FOREIGN BONDS
   Europe                 56%
   Asia/Pacific           17%
   Americas
     (excluding U.S.)     27%


                                                 www.americancentury.com      41


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS & RIGHTS--75.9%
AEROSPACE & DEFENSE--1.7%
                   1,300   Alliant Techsystems Inc.(1)             $    110,500
                   3,100   Aviation Sales Co.(1)                        119,350
                   1,900   Avondale Industries, Inc.(1)                  69,350
                   8,500   Boeing Co.                                   359,125
                   7,500   Bombardier Inc. Cl B ORD                     116,516
                   3,500   Cobham PLC ORD                                51,844
                   3,400   Cordant Technologies Inc.                    164,900
                   1,900   EG&G, Inc.                                    56,406
                   1,700   General Dynamics Corp.                       111,775
                   6,800   Goodrich (B.F.) Company (The)                275,400
                   8,400   Lockheed Martin Corp.                        339,675
                   2,000   Newport News Shipbuilding Inc.                55,000
                   4,300   Raytheon Co. Cl B                            292,669
                  11,700   United Technologies Corp.                    726,131
                                                                   ------------
                                                                      2,848,641
                                                                   ------------
AIRLINES(2)
                     500   AMR Corp.(1)                                  32,531
                     400   Delta Air Lines Inc.                          22,950
                                                                   ------------
                                                                         55,481
                                                                   ------------
AUTOMOBILES & AUTO PARTS--1.3%
                   4,300   Coachmen Industries, Inc.                     94,600
                  10,500   Cooper Tire and Rubber Company               249,375
                   1,585   DaimlerChrysler AG ORD                       136,687
                     838   Delphi Automotive Systems Corp.(1)            16,446
                  11,500   Ford Motor Co.                               656,219
                  27,000   Fuji Heavy Industries Ltd. ORD               175,534
                   1,200   General Motors Corp.                          82,800
                   2,100   Johnson Controls, Inc.                       132,431
                   4,100   National R.V. Holdings, Inc.(1)              105,319
                      50   Porsche AG ORD                               113,855
                  16,900   Superior Industries International, Inc.      421,444
                                                                   ------------
                                                                      2,184,710
                                                                   ------------
BANKING--7.1%
                  44,799   Anglo Irish Bank Corp. plc ORD               123,032
                   6,600   Argentaria SA ORD                            147,812
                  10,900   Australia & New Zealand Banking
                              Group Ltd. ORD                             79,065
                   6,888   Banc One Corp.                               389,602
                   5,860   Banca Popolare Commercio e
                              Industria ORD                             133,438
                   3,677   Banca Popolare di Brescia ORD                145,041
                   2,000   Banca Popolare di Lodi ORD                    21,781
                   5,959   Banco Mello, S.A. ORD                         54,960
                   9,672   Bank of Ireland ORD                          179,122
                      40   Bank Sarasin & Cie Cl B ORD                   67,568
                  15,201   BankAmerica Corp.                            983,315

Shares                                                                  Value
--------------------------------------------------------------------------------

                   5,200   Barclays PLC ORD                        $    157,630
                  17,000   Chase Manhattan Corp.                      1,232,500
                  10,200   Citigroup Inc.                               675,750
                  19,500   Dao Heng Bank Group Ltd. ORD                  75,689
                   2,800   Deutsche Pfandbrief-und
                              Hypothekenbank AG ORD                     242,196
                  17,850   Equitable Banking Corp. ORD(1)                44,801
                   6,800   Fifth Third Bancorp                          463,888
                  11,900   First Union Corp.                            548,144
                  19,900   First Virginia Banks, Inc.                   988,781
                   3,200   Housing & Commercial Bank,
                              Korea ORD(1)                               87,701
                   1,600   HSBC Holdings plc ORD                         52,407
                  51,000   Keppel Bank ORD                              111,757
                  16,300   KeyCorp                                      566,425
                   3,900   Kookmin Bank ORD                              59,034
                  10,400   Mellon Bank Corp.                            371,150
                     712   National Bank of Greece S.A.
                              ORD                                        49,655
                   6,200   National Westminster Bank PLC
                              ORD                                       142,174
                   3,700   Northern Trust Corp.                         334,850
                   1,400   Piraeus Bank S.A. ORD                         41,075
                   4,900   PNC Bank Corp.                               280,525
                   9,000   Regions Financial Corp.                      341,156
                   2,700   Shinhan Bank GDR(1)                           51,368
                   1,400   Societe Generale Cl A ORD                    254,160
                  18,100   Standard Chartered plc ORD                   273,758
                   8,000   Sumitomo Bank, Ltd. (The) ORD                 96,317
                  20,000   Summit Bancorp.                              818,750
                   1,400   Toronto-Dominion Bank
                              (The) ORD                                  73,892
                     945   UBS AG ORD                                   273,474
                   3,100   Unibanco-Uniao de Bancos
                              Brasileiros S.A. GDR(1)                    69,944
                     428   Van der Moolen Holding
                              N.V. ORD                                   27,833
                   5,700   Wachovia Corp.                               503,025
                   5,700   Wells Fargo & Co.                            228,000
                   8,000   Wing Hang Bank Ltd. ORD                       22,593
                   5,100   Zions Bancorporation                         325,125
                                                                   ------------
                                                                     12,210,263
                                                                   ------------
BIOTECHNOLOGY--1.0%
                   5,100   Amgen Inc.(1)                                322,734
                   4,700   Biogen, Inc.(1)                              512,594
                   6,200   Duramed Pharmaceuticals, Inc.(1)              91,062
                   1,500   IDEC Pharmaceuticals Corp.(1)                 75,609
                   2,600   MedImmune, Inc.(1)                           165,262
                   5,100   Pharmaceutical Product
                              Development, Inc.(1)                      135,469
                   5,900   Protein Design Labs, Inc.(1)                 115,419
                     900   QIAGEN N.V. New York Shares(1)                63,506

                                              See Notes to Financial Statements


42      1-800-345-2021


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
                   2,600   QLT PhotoTherapeutics, Inc. ORD (1)     $    114,386
                   2,900   Ventana Medical Systems, Inc.(1)              57,909
                                                                   ------------
                                                                      1,653,950
                                                                   ------------
BROADCASTING & MEDIA--3.0%
                   7,900   BEC World Public Co., Limited
                              ORD                                        42,565
                   2,300   Capital Radio plc ORD                         32,301
                  16,200   CBS Corporation(1)                           676,350
                  12,000   Clear Channel Communications,
                              Inc.(1)                                   792,750
                   1,100   Cogeco Cable, Inc. ORD                        22,611
                   3,100   EchoStar Communications Corp.
                              Cl A(1)                                   354,950
                  16,800   Fox Entertainment Group, Inc.
                              Cl A(1)                                   428,400
                   4,500   Grupo Televisa S.A. GDR(1)                   188,156
                   1,115   Havas Advertising SA ORD                     217,874
                  10,800   Infinity Broadcasting Corp. Cl A(1)          276,075
                   9,200   Mediaset SpA ORD                              74,497
                   3,500   Modern Times Group
                              MTG AB Cl B ORD(1)                         76,878
                     200   NRJ SA ORD                                    42,728
                   3,600   NTL Inc.(1)                                  339,975
                   1,300   PrimaCom AG ORD(1)                            52,837
                   3,000   RCN Corp.(1)                                 124,125
                   5,800   Rogers Communications, Inc.
                              Cl B ORD(1)                               119,616
                     700   Societe Television
                              Francaise 1 ORD                           167,786
                   1,300   Telewest Communications
                              plc ADR(1)                                 56,062
                  45,700   TeleWest Communications
                              plc ORD(1)                                196,310
                   8,500   United International Holdings,
                              Inc. Cl A(1)                              608,812
                   2,600   United Pan-Europe
                              Communications NV ORD(1)                  159,188
                   1,500   Westwood One, Inc.(1)                         52,125
                                                                   ------------
                                                                      5,102,971
                                                                   ------------
BUILDING & HOME IMPROVEMENTS--0.2%
                   1,400   Centex Construction Products Inc.             50,225
                   3,600   Elcor Corp.                                  145,350
                   3,200   York International Corporation               135,000
                                                                   ------------
                                                                        330,575
                                                                   ------------
BUSINESS SERVICES & SUPPLIES--1.6%
                   4,300   Acxiom Corp.(1)                              116,503
                     850   Altran Technologies SA ORD                   192,313
                   4,400   Athlon Groep N.V. ORD                        111,885
                   8,300   Capita Group Plc ORD                          82,073
                  12,000   CGI Group, Inc. ORD(1)                       260,914
                   6,600   CSG Systems International, Inc.(1)           214,912

Shares                                                                  Value
--------------------------------------------------------------------------------

                     800   DIS Deutscher Industrie Service
                              AG ORD                               $     40,019
                   3,890   Korea Telecom Corporation ORD(1)             221,781
                   1,700   MAXIMUS, Inc.(1)                              50,575
                   2,800   Metzler Group, Inc. (The)(1)                  92,138
                   2,800   NCO Group, Inc.(1)                            85,838
                      10   NTT Data Corp. ORD                            66,165
                   4,575   Parity plc ORD                                44,287
                   3,200   Professional Detailing, Inc.(1)               85,000
                     200   PubliGroupe S.A. ORD                         121,780
                   4,000   Quanta Services, Inc.(1)                     135,750
                   6,700   Quintiles Transnational Corp.(1)             271,769
                   3,300   Securitas AB Cl B ORD                         46,981
                 113,000   Singapore Technologies
                              Engineering Ltd. ORD                      123,154
                     600   Sixt AG ORD                                   44,083
                   1,000   Toyo Information Systems Co.,
                              Ltd. ORD                                   27,075
                   1,600   Triad Group PLC ORD                           11,017
                   2,424   Unique International NV ORD                   55,323
                     600   VA Technologie AG ORD                         50,336
                   1,800   Valassis Communications, Inc.(1)              62,662
                  18,900   WPP Group plc ORD                            152,538
                                                                   ------------
                                                                      2,766,871
                                                                   ------------
CHEMICALS & RESINS--0.7%
                   3,200   Air Products and Chemicals, Inc.             131,200
                   1,100   Compagnie Francaise d'Etudes et
                              de Construction Technip ORD               119,222
                   3,200   Dow Chemical Co.                             388,800
                   2,500   du Pont (E.I.) de Nemours & Co.              163,594
                   9,200   IMC Global Inc.                              192,625
                  10,000   Lubrizol Corp.                               275,000
                                                                   ------------
                                                                      1,270,441
                                                                   ------------
COMMUNICATIONS EQUIPMENT--2.6%
                   8,700   Andrew Corp.(1)                              134,578
                  16,200   ANTEC Corp.(1)                               474,356
                   7,700   C-COR Electronics, Inc.(1)                   183,597
                   5,400   CIENA Corp.(1)                               155,081
                   6,100   CommScope, Inc.(1)                           160,125
                   3,300   Comverse Technology, Inc.(1)                 222,853
                   4,100   FORE Systems, Inc.(1)                        140,809
                   1,100   Gilat Satellite Networks Ltd.(1)              58,162
                   5,500   Harmonic Lightwaves, Inc.(1)                 271,219
                   3,600   Harris Corp.                                 136,125
                     622   International Contract
                              Manufacturing Limited ORD(1)                  544
                   3,000   JDS Fitel Inc. ORD(1)                        203,317
                  16,500   Lucent Technologies Inc.                     938,438
                   1,700   Motorola, Inc.                               140,781
                   9,100   Newbridge Networks Corp.(1)                  251,388
                   2,700   Nortel Networks Corp.                        202,500
                   4,900   Polycom, Inc.(1)                             125,256

See Notes to Financial Statements


                                                 www.americancentury.com      43


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                   4,000   Powerwave Technologies, Inc.(1)         $     92,250
                   5,600   QUALCOMM Inc.(1)                             544,425
                   4,100   Tandberg ASA ORD(1)                           54,970
                   1,800   Terayon Communication
                              Systems, Inc.(1)                           57,938
                                                                   ------------
                                                                      4,548,712
                                                                   ------------
COMPUTER PERIPHERALS--1.4%
                  12,000   Cisco Systems Inc.(1)                      1,307,625
                   7,500   EMC Corp. (Mass.)(1)                         747,188
                     500   Lexmark International Group,
                              Inc. Cl A(1)                               68,062
                   6,400   Psion plc ORD                                 79,939
                   8,500   Seagate Technology, Inc.(1)                  256,594
                                                                   ------------
                                                                      2,459,408
                                                                   ------------
COMPUTER SOFTWARE & SERVICES--5.5%
                   3,500   Advantage Learning Systems, Inc.(1)           77,438
                   5,300   Amdocs Ltd.(1)                               121,569
                   9,600   America Online Inc.                        1,146,000
                   1,500   American Management
                              System, Inc.(1)                            47,672
                   4,900   At Home Corp. Series A(1)                    620,922
                   1,700   Baltimore Technologies plc ORD(1)             23,616
                   1,200   BroadVision, Inc.(1)                          62,362
                  11,100   Cadence Design Systems, Inc.(1)              142,912
                   1,458   Cap Gemini SA ORD                            209,837
                   3,600   Computershare Limited ORD(1)                  32,885
                   2,200   Compuware Corp.(1)                            68,269
                   1,309   Delta Informatics S.A. ORD                    60,860
                   1,400   Eidos plc ORD(1)                              46,631
                   2,600   Equant NV New York Shares(1)                 215,638
                     200   Excalibur Technologies Corp.(1)                2,825
                   5,947   Fibernet Group plc ORD(1)                     44,426
                  10,200   First Data Corp.                             458,362
                   1,300   FortuneCity.com, Inc. ORD(1)                  23,980
                   1,700   Fundtech Ltd.(1)                              54,931
                   2,100   Getronics N.V. ORD                            80,975
                   5,500   GTECH Holdings Corp.(1)                      135,781
                   2,500   IBS AB ORD(1)                                 48,812
                   2,290   Icon Medialab International
                              AB ORD(1)                                  85,165
                   5,200   International Integration Inc.(1)             98,962
                   1,000   Intraware, Inc.(1)                            22,000
                   1,800   Keane, Inc.(1)                                52,200
                  36,800   LibertyOne Limited ORD(1)                     20,642
                   8,200   Logica plc ORD                                76,029
                   2,025   London Bridge Software Holdings
                              plc ORD                                    53,181
                  10,048   Mandator AB ORD                               68,898
                     800   Meitec ORD                                    24,491
                  16,100   Mentor Graphics Corp.(1)                     202,759
                  31,700   Microsoft Corp.(1)                         2,558,784

Shares                                                                  Value
--------------------------------------------------------------------------------

                   3,300   National Instruments Corp.(1)           $    125,297
                   2,600   NCR Corp.(1)                                 101,562
                  10,900   Novell, Inc.(1)                              255,809
                   4,500   Open Text Corp.(1)                           135,984
                   1,600   Oracle Corp.(1)                               39,650
                   2,871   Ordina N.V. ORD(1)                            72,706
                   5,000   Proxicom, Inc.(1)                            104,062
                   1,800   QRS Corp.(1)                                 133,650
                   3,200   Sage Group plc (The) ORD                     110,557
                     700   Sapient Corp.(1)                              44,647
                   1,612   Sigma AB Cl B ORD                             12,552
                   3,500   Sterling Software, Inc.(1)                    85,094
                   1,000   Sumisho Computer Systems
                              Corp. ORD                                  33,412
                   2,900   Tieto Corp. Cl B ORD                         101,245
                  23,100   Unisys Corp.(1)                              876,356
                     944   Unit 4 ORD(1)                                 19,233
                   5,700   USWeb Corp.(1)                               144,816
                     900   Veritas Software Corp.(1)                     79,397
                                                                   ------------
                                                                      9,465,843
                                                                   ------------
COMPUTER SYSTEMS--1.5%
                   9,600   Apple Computer, Inc.(1)                      422,700
                   8,600   Compaq Computer Corp.                        203,712
                   5,200   Dell Computer Corp.(1)                       178,912
                  16,000   Fujitsu Ltd. ORD                             265,975
                   1,000   Gateway 2000, Inc.(1)                         60,812
                   5,200   Hewlett-Packard Co.                          490,425
                   7,600   International Business Machines
                              Corp.                                     883,975
                                                                   ------------
                                                                      2,506,511
                                                                   ------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.3%
                   2,000   Centex Corp.                                  74,125
                   4,900   CRH plc ORD                                   83,645
                   2,900   D.R. Horton, Inc.                             49,300
                   1,200   Dycom Industries, Inc.(1)                     57,900
                   7,800   Insituform Technologies,
                              Inc. Cl A(1)                              129,919
                   2,400   Lafarge Corp.                                 80,250
                   2,500   Pulte Corp.                                   59,531
                                                                   ------------
                                                                        534,670
                                                                   ------------
CONSUMER PRODUCTS--1.2%
                   1,900   Avon Products, Inc.                           93,931
                   2,300   Chattem, Inc.(1)                              83,662
                     100   Clarins ORD                                    8,598
                   1,100   Clorox Co. (The)                             111,031
                     380   Fancl Corp. ORD                               44,719
                   5,200   Helen of Troy Ltd.(1)                         82,388
                  12,000   Kao Corporation ORD                          327,861
                   6,400   Procter & Gamble Co. (The)                   597,600
                  17,000   Shiseido Co., Ltd. ORD                       250,422

                                              See Notes to Financial Statements


44      1-800-345-2021


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                     900   Tomy Company, Ltd. ORD                  $     60,141
                   5,700   Whirlpool Corp.                              367,650
                   1,000   World Co., Ltd. ORD                           60,322
                                                                   ------------
                                                                      2,088,325
                                                                   ------------
CONTROL & MEASUREMENT(2)
                     800   Orbotech Ltd.(1)                              34,400
                                                                   ------------
DIVERSIFIED COMPANIES--2.8%
                  18,000   BBA Group plc ORD                            127,115
                   3,775   Bodycote International plc ORD                50,779
                   4,500   Brambles Industries Limited ORD              119,959
                   4,100   DCC plc ORD                                   33,328
                  14,900   General Electric Co. (U.S.)                1,515,144
                  22,000   Keppel Telecommunications &
                              Transportation Ltd. ORD(1)                 30,099
                   9,500   Minnesota Mining &
                              Manufacturing Co.                         814,625
                  17,500   Swire Pacific Ltd. Cl A ORD                   83,497
                  16,200   Tyco International Ltd.                    1,415,475
                   1,607   Unilever N.V. New York Shares                104,957
                   5,890   Vivendi ORD                                  435,817
                  19,000   Wharf (Holdings) Ltd. ORD                     48,390
                  17,000   Wing Tai Holdings Ltd. ORD                    19,119
                                                                   ------------
                                                                      4,798,304
                                                                   ------------
EDUCATION(2)
                     600   Benesse Corporation ORD                       51,648
                                                                   ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--4.9%
                   5,600   Advanced Energy Industries, Inc.(1)          138,950
                   7,400   Aeroflex Inc.(1)                             107,762
                   7,200   Arrow Electronics, Inc.(1)                   125,100
                   4,600   ASM Lithography Holding N.V.
                              New York Shares(1)                        202,688
                  11,400   Avnet, Inc.                                  496,612
                     900   Broadcom Corp. Cl A(1)                        86,119
                   3,500   Celestica Inc.(1)                            138,688
                   5,900   Conexant Systems, Inc.(1)                    228,072
                  49,000   Datacraft Asia Limited ORD                   174,440
                   5,900   DII Group, Inc.(1)                           193,409
                   1,100   Hi/fn, Inc.(1)                                63,628
                  22,900   Intel Corp.                                1,240,894
                   2,600   KLA-Tencor Corporation(1)                    118,381
                      15   Kudelski SA ORD                               56,470
                     400   Linear Technology Corp.                       21,188
                   3,300   Micron Technology, Inc.(1)                   125,194
                  18,000   Natsteel Electronics Ltd. ORD                 60,000
                   2,000   Optical Coating Laboratory, Inc.             129,875
                   1,600   Philips Electronics N.V.
                              New York Shares(1)                        137,600
                   8,600   Pinnacle Systems, Inc.(1)                    442,362
                   1,600   PMC-Sierra, Inc.(1)                           77,650

Shares                                                                  Value
--------------------------------------------------------------------------------

                   1,600   Qlogic Corp.(1)                         $    175,800
                     900   Rockwell International Corp.                  49,669
                   1,271   Samsung Electronics ORD                       88,424
                     117   Samsung Electronics
                              Rights ORD(1)                               1,332
                   3,100   Sanmina Corp.(1)                             232,597
                   4,000   Sawtek Inc.(1)                               159,000
                   1,500   SGL CARBON Aktiengesellschaft
                              ORD(1)                                    104,736
                   1,700   Siemens AG ORD                               114,272
                   1,424   Softbank S.A. GDR                             45,924
                   7,000   Solectron Corp.(1)                           383,250
                   3,700   Sony Corp. ORD                               345,900
                   5,100   Teradyne, Inc.(1)                            269,344
                   6,800   Texas Instruments Inc.                       743,750
                   3,200   Thomas & Betts Corp.                         137,000
                   5,000   Tokyo Electron Ltd. ORD                      274,452
                   4,800   Uniphase Corp.(1)                            644,850
                   5,900   Unitrode Corp.(1)                            122,794
                   6,900   Vishay Intertechnology, Inc.                 143,606
                   3,000   Xilinx, Inc.                                 133,219
                                                                   ------------
                                                                      8,535,001
                                                                   ------------
ENERGY (PRODUCTION & MARKETING)--2.7%
                   2,400   Anadarko Petroleum Corp.                      90,000
                   9,700   Apache Corp.                                 349,200
                   8,200   Atlantic Richfield Co.                       686,238
                   1,986   BP Amoco Plc ADR                             212,750
                  14,200   Burlington Resources Inc.                    609,712
                   2,300   Chevron Corp.                                213,181
                   1,300   Elf Aquitaine SA ORD                         188,046
                  10,500   Exxon Corp.                                  838,688
                   3,900   Mobil Corp.                                  394,875
                   8,800   Murphy Oil Corp.                             431,750
                   6,300   Royal Dutch Petroleum Co.
                              New York Shares                           356,344
                   1,400   Texaco Inc.                                   91,700
                   5,700   Union Pacific Resources                       79,444
                   3,400   Unocal Corp.                                 135,150
                                                                   ------------
                                                                      4,677,078
                                                                   ------------
ENERGY (SERVICES)--0.4%
                  11,400   Baker Hughes Inc.                            354,825
                     610   Daehan City Gas Co. ORD(1)                    18,621
                   1,300   IHC Caland N.V. ORD                           51,144
                   3,900   Reliant Energy, Inc.                         118,950
                   1,300   Schlumberger Ltd.                             78,244
                     960   Seoul City Gas Co., Ltd. ORD(1)               31,491
                   3,200   Tidewater Inc.                                81,800
                                                                   ------------
                                                                        735,075
                                                                   ------------
ENVIRONMENTAL SERVICES--0.1%
                   2,712   Waste Management, Inc.                       143,397
                                                                   ------------

See Notes to Financial Statements


                                                 www.americancentury.com      45


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES--3.4%
                  23,000   Amvescap Plc ORD                        $    209,937
                  13,800   Banca Intesa S.p.A. ORD                       70,183
                   5,300   Capital One Financial Corp.                  798,644
                   7,100   CIT Group, Inc. (The) Cl A                   205,900
                   2,700   Close Brothers Group plc ORD                  29,725
                   1,200   Credit Suisse Group ORD                      208,204
                   6,300   Fannie Mae                                   428,400
                   3,300   Federal Home Loan Mortgage
                              Corporation                               192,431
                   3,500   Franklin Resources, Inc.                     152,250
                     497   GFI Informatique ORD(1)                       60,600
                  33,000   Grupo Financiero Banorte
                              S.A. de C.V. Cl O ORD(1)                   42,006
                   4,798   ING Groep N.V. ORD                           256,262
                     100   Julius Baer Holding AG ORD                   302,485
                   3,139   Kempen & Company NV ORD                      168,145
                  11,900   Lloyds TSB Group plc ORD                     157,213
                   8,100   Man (E D & F) Group plc ORD                   42,220
                   2,000   Merrill Lynch & Co., Inc.                    168,000
                   5,400   Morgan Stanley Dean Witter,
                              Discover & Co.                            521,100
                  58,200   National Finance and Securities
                              Public Co., Ltd. Cl F ORD(1)               33,710
                   3,670   Provident Financial plc ORD                   54,421
                   7,200   Providian Financial Corp.                    690,750
                   4,500   Schwab (Charles) Corp.                       476,156
                     200   Shohkoh Fund & Co., Ltd. ORD                 111,262
                  17,300   Skandia Forsakrings AB ORD                   296,560
                     100   Vontobel Holding AG Cl B ORD                 163,682
                                                                   ------------
                                                                      5,840,246
                                                                   ------------
FOOD & BEVERAGE-2.8%
                   3,300   American Italian Pasta Co. Cl A(1)            90,750
                  51,535   Archer-Daniels-Midland Co.                   773,025
                   2,700   Coca-Cola Company (The)                      184,444
                  14,700   Coca-Cola Enterprises, Inc.                  532,875
                   6,000   Diageo plc ORD                                63,077
                   2,500   Earthgrains Company                           58,594
                     600   Groupe Danone ORD                            165,077
                   2,900   Heineken NV ORD                              161,085
                   1,300   Hormel Foods Corp.                            51,512
                   5,000   IBP, Inc.                                    107,188
                  31,600   Interstate Bakeries Corp.                    691,250
                  30,100   J.D. Wetherspoon plc ORD                     150,627
                   1,000   Keebler Foods Co.(1)                          33,500
                   9,000   Kirin Brewery Company, Ltd. ORD              102,876
                      99   Nestle S.A. ORD                              177,926
                     400   Nong Shim Company
                              Limited ORD(1)                             23,106
                   2,900   Panamerican Beverages Inc. Cl A               67,244
                   5,800   PepsiCo, Inc.                                207,712
                   4,500   Quaker Oats Co. (The)                        297,281

Shares                                                                  Value
--------------------------------------------------------------------------------

                  32,700   San Miguel Corporation Cl B ORD         $     73,478
                   1,400   Seagram Co. Ltd. (The)                        72,712
                   4,400   Suiza Foods Corp.(1)                         161,150
                  21,700   Tyson Foods, Inc. Cl A                       499,100
                                                                   ------------
                                                                      4,745,589
                                                                   ------------
FURNITURE & FURNISHINGS(2)
                   2,994   Dorel Industries Inc. Cl B ORD(1)             67,028
                                                                   ------------
HEALTHCARE--1.4%
                   8,600   Aetna Inc.                                   780,988
                   6,900   Apria Healthcare Group Inc.(1)               142,312
                   6,900   Beckman Coulter Inc.                         350,175
                  28,700   Columbia/HCA Healthcare Corp.                676,244
                   5,000   Eisai Company, Ltd. ORD                       92,787
                   6,300   Hooper Holmes, Inc.                          114,188
                   1,500   PacifiCare Health Systems,
                              Inc. Cl B(1)                              129,516
                   1,900   TLC The Laser Center Inc.(1)                  83,362
                                                                   ------------
                                                                      2,369,572
                                                                   ------------
INDUSTRIAL--0.1%
                  35,800   Invensys plc ORD                             163,099
                                                                   ------------
INDUSTRIAL EQUIPMENT
& MACHINERY--0.5%
                   4,700   Ashtead Group plc ORD                         11,967
                   3,900   Ingersoll-Rand Co.                           248,381
                   4,780   Mannesmann AG ORD                            652,573
                                                                   ------------
                                                                        912,921
                                                                   ------------
INSURANCE--2.4%
                     311   Allianz AG ORD                                84,916
                   7,000   Allstate Corp.                               255,062
                   4,400   American International Group, Inc.           502,975
                   2,057   ASR Verzekeringsgroep N.V. ORD               141,592
                   4,200   Assicurazioni Generali ORD                   149,257
                   2,300   Axa-UAP ORD                                  264,862
                   1,900   Blanch (E.W.) Holdings, Inc.                 121,600
                   8,600   Chubb Corp. (The)                            602,538
                  12,400   CNA Financial Corp.(1)                       538,625
                   3,800   Companhia de Seguros Mundial
                              Confianca, SA ORD(1)                      109,221
                   1,570   Ethniki General Insurance
                              Co. ORD(1)                                 95,145
                   4,900   Fidelity National Financial, Inc.             82,994
                   5,500   First American Financial Corp.
                              (The)                                      90,406
                   3,460   Fortis AG ORD                                110,880
                   2,300   Gallagher (Arthur J.) & Co.                  111,981
                   1,900   LandAmerica Financial Group, Inc.             54,506
                   4,800   Lincoln National Corp.                       488,400
                   2,100   Loews Corp.                                  170,756
                  19,900   Mediolanum SpA ORD                           135,424

                                              See Notes to Financial Statements


46      1-800-345-2021


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

                     500   Pohjola Group Insurance Corp.
                              Cl B ORD                             $     22,927
                  62,240   Premafin Finanziaria S.p.A. ORD(1)            39,437
                   1,200   Sampo Insurance Co. plc
                              Cl A ORD                                   36,267
                                                                   ------------
                                                                      4,209,771
                                                                   ------------
LEISURE--0.8%
                     455   Accor SA ORD                                 111,527
                   1,000   Anchor Gaming(1)                              44,844
                   8,700   Circus Circus Enterprises, Inc.(1)           183,788
                   6,400   Eastman Kodak Co.                            432,800
                   7,000   Mirage Resorts, Inc.(1)                      143,500
                     100   Moevenpick Holding AG
                              Bearer ORD                                 45,831
                  12,300   NH Hoteles, S.A. ORD(1)                      157,026
                   6,700   Park Place Entertainment Corp.(1)             70,350
                   4,700   Viacom, Inc. Cl B(1)                         180,950
                                                                   ------------
                                                                      1,370,616
                                                                   ------------
MACHINERY & EQUIPMENT--1.1%
                     240   ABB AG ORD(1)                                339,883
                     100   Aixtron AG ORD                                21,885
                   7,000   Brooks Automation, Inc.(1)                   128,188
                   4,400   Case Corp.                                   206,800
                  10,900   Cooper Industries, Inc.                      540,231
                      50   Georg Fischer AG ORD                          16,303
                   4,400   Lam Research Corp.(1)                        121,962
                   5,800   Premark International, Inc.                  207,712
                   3,900   PRI Automation, Inc.(1)                       95,550
                   1,100   Sidel SA ORD                                 152,467
                     400   Swisslog Holding AG ORD                       47,140
                   1,000   UNION TOOL CO. ORD                            63,367
                                                                   ------------
                                                                      1,941,488
                                                                   ------------
MEDICAL EQUIPMENT & SUPPLIES--1.3%
                     600   Andrx Corp.(1)                                60,356
                   1,000   Bard (C.R.), Inc.                             45,688
                   6,900   Boston Scientific Corp.(1)                   261,769
                   1,800   Closure Medical Corp.(1)                      55,856
                   9,900   CONMED Corp.(1)                              336,291
                   9,000   Guidant Corp.                                450,000
                   2,500   Hillenbrand Industries, Inc.                 104,844
                   4,200   IDEXX Laboratories, Inc.(1)                  106,838
                   4,600   KeraVision, Inc.(1)                           45,712
                   2,300   Novoste Corp.(1)                              58,722
                   3,300   Ocular Sciences, Inc.(1)                     100,959
                   3,100   Priority Healthcare Corp. Cl B(1)            106,369
                     900   Teleflex Inc.                                 39,319
                   4,600   VISX, Inc.(1)                                238,769
                   4,000   Wesley Jessen VisionCare, Inc.(1)            124,125
                   3,500   Xomed Surgical Products, Inc.(1)             143,281
                                                                   ------------
                                                                      2,278,898
                                                                   ------------

Shares                                                                  Value
--------------------------------------------------------------------------------
METALS & MINING--0.2%
                   4,303   Aalberts Industries N.V. ORD            $     94,172
                   2,400   Alcoa Inc.                                   132,000
                  12,800   Broken Hill Proprietary Co.
                              Ltd. ORD                                  131,310
                                                                   ------------
                                                                        357,482
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES--0.2%
                   6,400   Electronics for Imaging, Inc.(1)             313,800
                     700   Sindo Ricoh Co. ORD                           29,515
                                                                   ------------
                                                                        343,315
                                                                   ------------
PACKAGING & CONTAINERS--0.2%
                     300   Fuji Seal, Inc. ORD                           27,157
                  11,500   Tenneco Inc.                                 268,094
                                                                   ------------
                                                                        295,251
                                                                   ------------
PAPER & FOREST PRODUCTS--0.5%
                   4,800   Consolidated Papers, Inc.                    133,200
                   1,500   Georgia-Pacific Corp.                        129,656
                   2,527   International Paper Co.                      126,350
                   2,700   Rayonier, Inc.                               125,888
                   9,300   Westvaco Corp.                               265,631
                   1,100   Weyerhaeuser Co.                              68,269
                   1,700   Willamette Industries, Inc.                   72,038
                                                                   ------------
                                                                        921,032
                                                                   ------------
PHARMACEUTICALS--3.7%
                   5,600   American Home Products Corp.                 322,700
                   3,500   AstraZeneca Group plc ORD                    139,053
                  12,100   Bristol-Myers Squibb Co.                     830,362
                   6,400   ChiRex Inc.(1)                               193,000
                   5,600   Forest Laboratories, Inc.(1)                 266,700
                   4,200   Genentech, Inc.(1)                           367,762
                   3,800   Glaxo Wellcome plc ORD                       106,611
                   2,000   Johnson & Johnson                            185,250
                   1,800   Lilly (Eli) & Co.                            128,588
                   1,100   Merck & Co., Inc.                             74,250
                     123   Novartis AG ORD                              178,458
                   7,000   Pfizer, Inc.                                 749,000
                   9,300   Pharmacia & Upjohn Inc.                      515,569
                   2,821   Pliva d.d. GDR                                45,700
                     500   QLT PhotoTherapeutics Inc.(1)                 21,859
                  25,700   Schering-Plough Corp.                      1,158,106
                   3,200   Shire Pharmaceuticals Group
                              PLC ORD(1)                                 25,186
                  50,400   SkyePharma plc ORD(1)                         45,196
                   5,000   Takeda Chemical Inds. ORD                    220,960
                   2,500   UCB SA ORD                                   107,576
                  11,500   Warner-Lambert Co.                           713,000
                                                                   ------------
                                                                      6,394,886
                                                                   ------------

See Notes to Financial Statements


                                                 www.americancentury.com      47


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.9%
                   9,000   Banta Corp.                             $    220,500
                   9,000   Deluxe Corp.                                 324,562
                   6,400   Gruppo Editoriale L'Espresso ORD             105,382
                  12,200   Mondadori (Arnoldo) Editore
                              SpA ORD                                   211,692
                   8,600   Pearson plc ORD                              163,882
                  53,000   Seat Pagine Gialle SpA ORD                    72,080
                   9,040   Singapore Press Holdings Ltd.
                              ORD                                       123,678
                   4,000   Toppan Forms Co., Ltd. ORD                    75,382
                   4,400   VNU N.V. ORD                                 186,628
                   3,832   Wolters Kluwer NV ORD                        153,950
                                                                   ------------
                                                                      1,637,736
                                                                   ------------
RAILROAD--0.2%
                   1,100   Canadian National Railway
                              Company ORD                                70,371
                   5,700   CSX Corp.                                    267,544
                                                                   ------------
                                                                        337,915
                                                                   ------------
REAL ESTATE--0.4%
                   2,000   Arden Realty, Inc.                            51,125
                   7,000   Cheung Kong (Holdings)
                              Ltd. ORD                                   56,868
                  14,800   City Developments Limited ORD                 88,371
                   8,000   Corporacion GEO, S.A. de C.V.
                              Series B ORD(1)                            31,020
                  29,000   DBS Land Limited ORD(1)                       51,443
                   1,300   Equity Residential Properties Trust           62,319
                   9,000   Henderson Land Development
                              Company Ltd. ORD                           45,379
                   2,000   Hospitality Properties Trust(1)               54,250
                  37,000   Keppel Land Ltd. ORD                          62,846
                   2,800   Prologis Trust                                57,225
                   2,800   Simon Property Group, Inc.                    81,900
                  19,000   Singapore Land Limited ORD                    52,209
                                                                   ------------
                                                                        694,955
                                                                   ------------
RESTAURANTS--0.7%
                  24,300   CBRL Group, Inc.                             419,934
                  15,000   Foodmaker, Inc.(1)                           405,000
                   2,400   McDonald's Corp.                              92,400
                   3,000   PizzaExpress plc ORD                          44,678
                   6,100   PJ America, Inc.(1)                          143,159
                   3,000   Skylark Co., Ltd. ORD                         56,042
                                                                   ------------
                                                                      1,161,213
                                                                   ------------
RETAIL (APPAREL)--0.7%
                   8,600   AnnTaylor Stores Corp.(1)                    371,412
                   3,600   Chico's FAS, Inc.(1)                          81,450
                   2,800   Children's Place Retail Stores,
                              Inc. (The)(1)                             108,412
                   6,400   DM Management Co.(1)                         103,000
                     600   Fast Retailing Co. Ltd. ORD                   29,132

Shares                                                                  Value
--------------------------------------------------------------------------------

                   1,800   Gucci Group N.V. New
                              York Shares                          $    119,025
                  14,000   Hennes & Mauritz AB Cl B ORD                 314,022
                   1,649   Matalan PLC ORD(1)                            22,023
                                                                   ------------
                                                                      1,148,476
                                                                   ------------
RETAIL (FOOD & DRUG)--0.5%
                   5,700   CVS Corp.                                    262,200
                   4,006   Koninklijke Ahold NV ORD                     139,649
                   9,900   Safeway Inc.(1)                              460,350
                   3,200   Universal Corp.                               83,600
                                                                   ------------
                                                                        945,799
                                                                   ------------
RETAIL (GENERAL MERCHANDISE)--2.1%
                   5,100   Ames Department Stores, Inc.(1)              208,941
                     900   Carrefour SA ORD                             117,992
                   8,000   Dillard's Inc. Cl A                          281,000
                     100   Don Quijote Co., Ltd. ORD(1)                  28,803
                   1,600   Douglas Holding AG ORD                        68,365
                   3,800   Fred's, Inc.                                  49,638
                     100   Galeries Lafayette ORD                       144,859
                   3,500   Grupo Elektra, S.A. de C.V. GDR               19,031
                   2,200   Homac Corp. ORD                               45,624
                   1,500   Lands' End, Inc.(1)                           64,125
                   3,200   May Department Stores Co. (The)              138,600
                   7,900   Next Plc ORD                                  91,781
                   6,700   Penney (J.C.) Company, Inc.                  346,306
                   1,300   Pinault-Printemps-Redoute
                              SA ORD                                    221,238
                     300   Ryohin Keikaku Co. Limited ORD                58,733
                   1,900   Shinsegae Department Store
                              Co. ORD                                    84,918
                   4,100   ShopKo Stores, Inc.(1)                       145,550
                  35,800   Wal-Mart Stores, Inc.                      1,525,975
                                                                   ------------
                                                                      3,641,479
                                                                   ------------
RETAIL (INTERNET)--0.1%
                     600   eBay Inc.(1)                                 106,256
                                                                   ------------
RETAIL (SPECIALTY)--1.3%
                   2,300   Best Buy Co., Inc.(1)                        104,650
                   4,300   Circuit City Stores-Circuit
                              City Group                                308,794
                   3,600   DeoDeo Corporation ORD                        35,551
                   6,429   Dixons Group plc ORD                         115,408
                  12,700   Home Depot, Inc.                             722,312
                   9,000   Starbucks Corp.(1)                           332,156
                   8,700   Sunglass Hut International, Inc.(1)          132,131
                     300   TAG Heuer International
                              SA ORD(1)                                  27,793
                   6,200   Toys 'R' Us, Inc.(1)                         142,988
                   5,800   Tractor Supply Co.(1)                        172,188
                   3,000   Yamada Denki ORD                             124,182
                   2,200   Zale Corp.(1)                                 84,838
                                                                   ------------
                                                                      2,302,991
                                                                   ------------

                                              See Notes to Financial Statements


48      1-800-345-2021


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------
STEEL(2)
                   9,400   Hylsamex S.A. ORD(1)                    $     20,717
                                                                   ------------
TELEPHONE COMMUNICATIONS--5.6%
                  18,100   AAPT Limited ORD(1)                           65,404
                     800   Aliant Communications, Inc.                   37,600
                   7,100   ALLTEL Corp.                                 508,981
                   3,800   Ameritech Corp.                              250,088
                   8,100   AT&T Corp.                                   449,550
                   5,600   Bell Atlantic Corp.                          306,600
                  25,800   BellSouth Corp.                            1,217,438
                  21,623   British Telecommunications
                              plc ORD                                   360,457
                  20,100   Cable & Wireless Communications
                              plc ORD(1)                                190,870
                  30,079   Cable & Wireless Optus
                              Limited ORD(1)                             57,484
                  13,582   COLT Telecom Group plc ORD(1)                286,659
                     400   Dacom Corp. ORD                               28,874
                      85   Dacom Corp. Rights ORD(1)                      1,864
                   5,542   Energis plc ORD(1)                           133,653
                   6,000   Esat Telecom Group PLC ADR(1)                221,625
                   2,100   Global TeleSystems Group, Inc.(1)            159,403
                  12,900   GTE Corp.                                    813,506
                   2,400   Intermedia Communications Inc.(1)             60,525
                       3   Japan Telecom Co. Ltd. ORD                    36,539
                   6,500   MCI WorldCom, Inc.(1)                        561,234
                      24   Nippon Telegraph & Telephone
                              ORD                                       233,058
                 131,500   PT Telekomunikasi Indonesia ORD               61,135
                   1,200   RSL Communications, Ltd. Cl A(1)              27,075
                  20,900   SBC Communications Inc.                    1,068,512
                     105   SK Telecom Co. Ltd. ADR                        1,496
                   3,041   Sonera Group Oyj ORD                          59,422
                   6,400   Sprint Corp.                                 721,600
                     270   Swisscom AG ORD(1)                            97,227
                   1,100   Tele Danmark A/S ORD                         112,188
                  23,100   Telecom Italia SpA ORD                       237,848
                   8,226   Telefonica S.A. ORD(1)                       394,174
                   2,900   Telefonos de Mexico,
                              S.A. Cl L ADR                             231,819
                   1,800   Teleglobe Inc. ORD                            54,462
                   4,500   Telesp Participacoes S.A. ADR                 98,438
                     949   Telinfo NV ORD                               108,467
                   3,400   U S WEST, Inc.                               183,812
                   5,400   Viatel, Inc.(1)                              242,325
                                                                   ------------
                                                                      9,681,412
                                                                   ------------
TEXTILES & APPAREL--0.2%
                   2,400   Dexter Corp. (The)                            93,000
                   4,000   Polymer Group, Inc.(1)                        49,000
                   1,650   Quiksilver, Inc.(1)                           47,025
                   1,700   Tommy Hilfiger Corp.(1)                      127,606

Shares                                                                  Value
--------------------------------------------------------------------------------

                   2,300   VF Corp.                                $    105,800
                                                                   ------------
                                                                        422,431
                                                                   ------------
TOBACCO--0.5%
                   2,100   Fortune Brands, Inc.                          85,838
                  11,100   Imperial Tobacco Group plc ORD               124,780
                   3,500   Philip Morris Companies Inc.                 134,969
                  16,500   UST Inc.                                     503,250
                                                                   ------------
                                                                        848,837
                                                                   ------------
TRANSPORTATION--0.4%
                   5,700   Atlas Air, Inc.(1)                           153,188
                   3,100   Eagle USA Airfreight, Inc.(1)                146,281
                   4,800   Forward Air Corp.(1)                         130,950
                   6,500   Go-Ahead Group PLC (The) ORD                  91,753
                   2,200   Hertz Corp. Cl A                             120,862
                  19,000   Sembcorp Logistics Limited ORD(1)             56,174
                                                                   ------------
                                                                        699,208
                                                                   ------------
UTILITIES--2.0%
                   2,500   AES Corp. (The)(1)                           124,375
                  15,400   AGL Resources Inc.                           290,675
                  10,600   Ameren Corp.                                 433,938
                   2,500   Calpine Corp.(1)                             135,469
                  66,300   Cogeneration Public Co.,
                              Ltd. ORD(1)                                50,011
                   2,300   Energy East Corp.                             63,825
                  10,200   Florida Progress Corp.                       427,762
                  13,600   FPL Group, Inc.                              791,350
                   2,150   KN Energy, Inc.                               46,091
                   1,600   Korea Electric Power Corp. ORD                48,978
                   5,100   LG&E Energy Corp.                            116,344
                   4,000   Minnesota Power & Light Co.                   86,000
                   8,500   Nevada Power Co.                             213,562
                   2,500   Northeast Utilities(1)                        44,062
                   5,000   Sempra Energy                                107,500
                   6,300   Southern Co.                                 178,762
                   4,100   Texas Utilities Co.                          184,500
                   4,300   Utilicorp United Inc.                        107,231
                     982   Vestas Wind Systems A/S ORD(1)                67,411
                                                                   ------------
                                                                      3,517,846
                                                                   ------------
WIRELESS COMMUNICATIONS--1.7%
                  13,200   AirTouch Communications, Inc.(1)           1,326,600
                   9,000   Europolitan Holdings AB ORD                   77,924
                   1,900   Nextel Communications, Inc.(1)                70,003
                   5,200   Nokia Corp. ADR Cl A                         369,200
                       4   NTT Mobile Communication
                              Network, Inc. ORD                         217,586
                   6,400   Orange plc ORD(1)                             88,548
                     670   Panafon SA ORD(1)                             16,650
                   9,600   Pinnacle Holdings Inc.(1)                    173,700
                   1,000   Sprint PCS(1)                                 45,000
                  18,500   Vodafone Group plc ORD                       352,241

See Notes to Financial Statements


                                                 www.americancentury.com      49


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

                   3,300   VoiceStream Wireless Corp.(1)           $     89,100
                   3,400   Western Wireless Corp. Cl A(1)                83,194
                                                                   ------------
                                                                      2,909,746
                                                                   ------------
TOTAL COMMON STOCKS & RIGHTS                                        131,290,486
                                                                   ------------
   (Cost $105,788,389)

PREFERRED STOCKS--0.5%
ENERGY (PRODUCTION & MARKETING)--0.1%
                 870,000   Petroleo Brasileiro S.A. ORD                 122,564
                                                                   ------------
FINANCIAL SERVICES--0.3%
                     910   Marschollek, Lautenschlaeger und
                              Partner AG ORD                            474,178
                                                                   ------------
RETAIL (SPECIALTY)(2)
                   1,500   Fielmann AG ORD                               58,465
                                                                   ------------
TELEPHONE COMMUNICATIONS(2)
               4,400,000   Embratel Participacoes S.A. ORD               60,970
                                                                   ------------
UTILITIES--0.1%
               4,830,000   Centrais Electricas Brasileiras
                              S.A. Cl B ORD                             101,229
                                                                   ------------
WIRELESS COMMUNICATIONS(2)
              15,100,000   Tele Sudeste Celular
                              Participacoes S.A. ORD                     71,577
                                                                   ------------
TOTAL PREFERRED STOCKS                                                  888,983
                                                                   ------------
     (Cost $568,212)

U.S. TREASURY SECURITIES--1.9%
              $  600,000   U.S. Treasury Notes, 7.75%,
                              11/30/99                                  608,446
                 750,000   U.S. Treasury Notes, 5.50%,
                              3/31/00                                   752,836
                 150,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                                   153,571
                 175,000   U.S. Treasury Notes, 5.75%,
                              8/15/03                                   175,371
                 200,000   U.S. Treasury Notes, 7.875%,
                              11/15/04                                  219,550
                 250,000   U.S. Treasury Notes, 4.75%,
                              11/15/08                                  232,646
                 350,000   U.S. Treasury Notes, 5.50%,
                              5/15/09                                   346,820
                 250,000   U.S. Treasury Bonds, 8.75%,
                              5/15/17                                   320,698
                 300,000   U.S. Treasury Bonds, 6.125%,
                              11/15/27                                  303,434
                 100,000   U.S. Treasury Bonds, 5.25%,
                              11/15/28                                   90,581
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                        3,203,953
                                                                   ------------
    (Cost $3,234,884)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES--0.8%
              $  500,000   FHLB, 5.71%, 3/19/03                    $    495,671
               1,000,000   FNMA MTN, 6.23%, 7/21/08                     971,476
                                                                   ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                     1,467,147
                                                                   ------------
   (Cost $1,497,675)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES--0.2%
                 300,000   FHLB Discount Notes, 5.00%,
                              7/13/99(3)                                298,398
                                                                   ------------
   (Cost $298,250)

SOVEREIGN GOVERNMENTS & AGENCIES--5.4%
USD              500,000   Argentine Discount Notes, VRN,
                              6.00%, 11/30/99, resets
                              semi-annually off the 6-month
                              LIBOR plus 0.8125% with
                              no caps                                   347,500
AUD              550,000   Australian Government, 9.50%,
                              8/15/03                                   410,166
EURO             792,339   Deutschland Republic, 4.75%,
                              7/4/98                                    784,036
EURO           2,607,263   Deutschland Republic, 6.00%,
                              9/15/03                                 3,008,167
CAD              240,000   Government of Canada, 5.00%,
                              3/15/00                                   162,835
CAD              400,000   Government of Canada, 6.00%,
                              6/1/08                                    282,072
JPY          120,000,000   Japan Global, 3.30%, 6/20/06               1,131,712
DKK            1,650,000   Kingdom of Denmark, 8.00%,
                              3/15/06                                   281,896
USD              100,000   Quebec Province, 8.80%,
                              4/15/03                                   108,520
USD              232,500   Republic of Argentina, VRN,
                              5.94%, 9/30/99, resets
                              semi-annually off the 6-month
                              LIBOR plus 0.8125% with
                              no caps                                   195,009
USD              896,460   Republic of Brazil, 8.00%,
                              4/15/14(4)                                563,649
USD              250,000   Republic of Venezuela, VRN,
                              Series W-A, 5.875%,
                              10/25/99, resets semi-annually
                              off the 6-month LIBOR plus
                              0.8125% with no caps                      160,625
GBP               90,000   U.K. Treasury Bonds, 7.50%,
                              12/7/06                                   165,956
GBP              350,000   U.K. Treasury Bonds, 9.00%,
                              8/6/12                                    774,573
USD              250,000   United Mexican States, 8.50%,
                                       9/15/02                          254,062

                                              See Notes to Financial Statements


50      1-800-345-2021


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
USD              750,000   United Mexican States, VRN,
                              5.875%, 11/4/99, resets
                              semi-annually off the 6-month
                              LIBOR plus 0.8125% with
                              no caps                              $    624,375
                                                                   ------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                            9,255,153
                                                                   ------------
   (Cost $9,904,849)

MORTGAGE-BACKED SECURITIES(5)-2.0%
              $   76,778   FHLMC Pool #E68523, 6.50%,
                              12/1/12                                    76,779
                 231,940   FNMA Pool #377181, 6.50%,
                              4/1/12                                    231,460
                  66,944   FNMA Pool #250576, 7.00%,
                              6/1/26                                     67,173
                 507,351   FNMA Pool #373510, 7.50%,
                              3/1/27                                    519,000
                 393,971   FNMA Pool #412562, 6.50%,
                              1/1/28                                    385,888
                  69,954   GNMA Pool #397233, 9.50%,
                              2/20/25                                    74,956
                  20,319   GNMA Pool #392995, 8.75%,
                              3/15/25                                    21,609
                 103,858   GNMA Pool #416856, 7.50%,
                              10/15/25                                  106,432
                 293,861   GNMA Pool #398509, 6.00%,
                              3/15/26                                   279,986
                 111,573   GNMA Pool #372335, 7.50%,
                              4/15/26                                   114,321
                  64,464   GNMA Pool #402682, 7.50%,
                              6/15/26                                    66,052
                 272,771   GNMA Pool #457351, 7.00%,
                              12/15/27                                  273,662
                 356,858   GNMA Pool #436194, 6.50%,
                              2/15/28                                   348,689
                 262,635   GNMA Pool #403770, 6.50%,
                              3/15/28                                   256,623
                 589,415   GNMA Pool #466804, 6.50%,
                              4/15/28                                   575,923
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      3,398,553
                                                                   ------------
   (Cost $3,419,671)

ASSET-BACKED SECURITIES(5)-1.0%
                 300,000   AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%, 4/25/27              296,944
                 300,000   CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                   298,900
                 100,000   Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                             95,066

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $  300,000   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%, 5/15/33         $    288,452
                 200,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF6 SEQ, 6.67%, 2/15/25                   201,401
                 189,296      Morgan  Stanley  Capital I, Series 1998 WF1, Class
                              A1 SEQ,
                              6.25%, 7/15/07                            187,151
                  96,904   Nationslink Funding Corp.,
                              Series 1998-2, Class A1 SEQ,
                              6.00%, 11/20/07                            94,748
                 200,000   Nationslink Funding Corp.,
                              Series 1999-1, Class A2 SEQ,
                              6.32%, 11/20/08                           194,303
                  36,076   Textron Financial Corp. Receivables
                              Trust, Series 1997 A, Class A,
                              6.05%, 3/16/09 (Acquired
                              9/18/97, Cost $36,028)(6)                  36,150
                 100,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997 C, Class A7, 6.85%,
                              1/15/29                                   100,548
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         1,793,663
                                                                   ------------
   (Cost $1,830,057)

CORPORATE BONDS--7.5%
AIRLINES--0.2%
                 150,000   Continental Airlines, Inc., 8.00%,
                              12/15/05                                  149,438
                 150,000   United Air Lines, 9.00%,
                              12/15/03                                  159,804
                                                                   ------------
                                                                        309,242
                                                                   ------------
AUTOMOBILES & AUTO PARTS--0.1%
                 150,000   Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99, Cost
                              $150,000)(6)                              150,000
                                                                   ------------
BANKING--1.3%
                 500,000   American Express Centurion Bank,
                              VRN, 4.85%, 6/18/99, resets
                              monthly off the 1-month LIBOR
                              minus 0.055% with no caps                 499,995
                 500,000   Bay View Capital Corp., 9.125%,
                              8/15/02                                   465,000
                 300,000   Citigroup Inc., 7.125%, 5/15/06              303,661
               1,000,000      KeyBank N.A., VRN, 4.84%,
                              6/1/99, resets daily off
                              the Federal Funds rate plus 0.03%
                              with no caps                            1,000,000
                                                                   ------------
                                                                      2,268,656
                                                                   ------------

See Notes to Financial Statements


                                                 www.americancentury.com      51


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
BROADCASTING & MEDIA--0.3%
              $  500,000   Charter Communication Holdings
                              LLC, 8.625%, 4/1/09 (Acquired
                              3/12/99, Cost $498,475)(6)           $    492,500
                 100,000   Tele-Communications Inc.,
                              8.25%, 1/15/03                            105,911
                                                                   ------------
                                                                        598,411
                                                                   ------------
CHEMICALS & RESINS--0.1%
                 250,000   Lyondell Chemical Co., Series B,
                              9.875%, 5/1/07 (Acquired
                              5/11/99, Cost $253,750)(6)                253,438
                                                                   ------------
DIVERSIFIED COMPANIES--0.1%
                 100,000   Hutchison Whampoa Financial,
                              7.50%, 8/1/27 (Acquired
                              4/7/99, Cost $86,859)(6)                   87,163
                                                                   ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.5%
                 350,000   Anixter International Inc., 8.00%,
                              9/15/03                                   355,101
                 250,000   DII Group, Inc., 8.50%, 9/15/07
                              (Acquired 9/17/97, Cost
                              $250,000)(6)                              251,562
                 250,000   Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                          247,188
                                                                   ------------
                                                                        853,851
                                                                   ------------
ENERGY (PRODUCTION & MARKETING)--1.1%
                 250,000   Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                            256,562
                 100,000   Enron Corp., 6.625%, 11/15/05                 98,075
                 500,000   Ocean Energy, Inc., 9.75%,
                              10/1/06                                   515,625
                 525,000   Oryx Energy Co., 8.375%,
                              7/15/04                                   558,077
                 200,000   Triton Energy Ltd., 8.75%,
                              4/15/02                                   199,500
                 200,000   USX Corp., 6.65%, 2/1/06                     194,029
                                                                   ------------
                                                                      1,821,868
                                                                   ------------
ENERGY (SERVICES)--0.3%
                 500,000   Cliffs Drilling Company, 10.25%,
                              5/15/03                                   505,625
                 100,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                            93,691
                                                                   ------------
                                                                        599,316
                                                                   ------------
FINANCIAL SERVICES--0.7%
                 100,000   Ford Motor Credit Co., 6.55%,
                              9/10/02                                   100,716
                 100,000   General Motors Acceptance Corp.,
                              8.50%, 2/4/02                             105,590
               1,000,000   USL Capital Corp. MTN, Series D,
                              6.18%, 11/8/99                          1,003,354
                                                                   ------------
                                                                      1,209,660
                                                                   ------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE--0.2%
              $  200,000   Pepsi Bottling Group Inc., 5.625%,
                              2/17/09 (Acquired 2/3/99,
                              Cost $199,134)(6)                    $    186,577
                 150,000   Pepsi Bottling Group Inc., 7.00%,
                              3/1/29 (Acquired 3/3/99,
                              Cost $148,980)(6)                         145,426
                                                                   ------------
                                                                        332,003
                                                                   ------------
HEALTHCARE--0.3%
                 100,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                   100,695
                 500,000   Tenet Healthcare Corp., 7.875%,
                              1/15/03                                   492,947
                                                                   ------------
                                                                        593,642
                                                                   ------------
INSURANCE--0.1%
                 200,000   Conseco Inc., 6.40%, 6/15/01                 196,280
                                                                   ------------
LEISURE--0.1%
                 125,000   Time Warner Inc., 8.11%,
                              8/15/06                                   133,888
                                                                   ------------
MACHINERY & EQUIPMENT--0.1%
                 250,000   United Rentals, Inc., Series B,
                              9.50%, 6/1/08                             254,062
                                                                   ------------
METALS & MINING--0.1%
                 250,000   Golden Northwest Aluminum,
                              12.00%, 12/15/06 (Acquired
                              12/14/98, Cost $250,000)(6)               257,500
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
                 100,000   Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $104,024)(6)                         102,469
                                                                   ------------
PACKAGING & CONTAINERS--0.1%
                 150,000   Owens-Illinois Inc., 7.15%,
                              5/15/05                                   144,525
                                                                   ------------
PAPER & FOREST PRODUCTS--0.1%
                 150,000   Fort James Corp., 6.625%,
                              9/15/04                                   150,609
                                                                   ------------
REAL ESTATE--0.2%
                 275,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                                  275,242
                                                                   ------------
RETAIL (FOOD & DRUG)--0.1%
                 150,000   Rite Aid Corp., 6.70%, 12/15/01              150,409
                                                                   ------------
RETAIL (SPECIALTY)--0.1%
                 250,000   Sonic Automotive, Inc., Series B,
                              11.00%, 8/1/08                            248,125
                                                                   ------------
STEEL--0.1%
                 150,000   Pohang Iron & Steel Co., Ltd.,
                              7.375%, 5/15/05                           143,442
                                                                   ------------

                                              See Notes to Financial Statements


52      1-800-345-2021


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
TELEPHONE COMMUNICATIONS--0.7%
              $  100,000   Cincinnati Bell Inc., 6.30%,
                              12/1/28                              $     90,967
                 150,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                                  140,092
                 100,000   MCI WorldCom, Inc., 7.55%,
                              4/1/04                                    103,651
                 100,000   MCI WorldCom, Inc., 6.40%,
                              8/15/05                                    98,139
                 250,000   Qwest Communications
                              International Inc., Series B,
                              7.44%, 2/1/03(7)                          192,187
                 550,000   Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                            555,851
                 100,000   Sprint Capital Corp., 6.875%,
                              11/15/28                                   94,075
                                                                   ------------
                                                                      1,274,962
                                                                   ------------
UTILITIES--0.2%
                 100,000   PG&E Corp., 6.25%, 3/1/04                     99,745
                 200,000   Southern Investments UK, 6.80%,
                              12/1/06                                   198,040
                                                                   ------------
                                                                        297,785
                                                                   ------------
WIRELESS COMMUNICATIONS--0.2%
                 150,000   360 Communications Co.,
                              7.125%, 3/1/03                            153,100
                 150,000   TCI Communications, Inc., 8.75%,
                              8/1/15                                    177,082
                                                                   ------------
                                                                        330,182
                                                                   ------------
TOTAL CORPORATE BONDS                                                13,036,730
                                                                   ------------
   (Cost $13,173,616)

COMMERCIAL PAPER(3)--2.3%
ENERGY (PRODUCTION & MARKETING)--0.5%
                 500,000   Motiva Enterprises LLC, 4.90%,
                              8/26/99 (Acquired 5/28/99,
                              Cost $493,875)(6)                         493,827
                 350,000   Statoil-Den Norske Stats, 4.79%,
                              6/17/99 (Acquired 5/13/99,
                              Cost $348,370)(6)                         349,056
                                                                   ------------
                                                                        842,883
                                                                   ------------
FINANCIAL SERVICES--1.3%
                 500,000   Ford Motor Credit Co., 4.82%,
                              10/6/99                                   490,956
               1,000,000   General Electric Capital Corp.,
                              4.80%, 10/1/99                            982,625
                 388,000   Quincy Capital Corp., 4.84%,
                              7/9/99 (Acquired 5/13/99,
                              Cost $385,027)(6)                         385,796

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $  400,000   Windmill Funding Corp., 4.82%,
                              7/14/99 (Acquired 5/13/99,
                              Cost $396,680)(6)                    $    397,453
                                                                   ------------
                                                                      2,256,830
                                                                   ------------
INDUSTRIAL--0.2%
                 400,000   Siebe plc, 4.82%, 8/11/99
                              (Acquired 5/13/99, Cost
                              $395,180)(6)                              395,902
                                                                   ------------
INSURANCE--0.3%
                 475,000   Transamerica Occidental Life
                              Insurance Co., 4.82%, 7/19/99
                              (Acquired 5/13/99, Cost
                              $470,739)(6)                              471,648
                                                                   ------------
TOTAL COMMERCIAL PAPER                                                3,967,263
                                                                   ------------
   (Cost $3,970,493)

TEMPORARY CASH INVESTMENTS--2.5%
    Repurchase Agreement, Merrill Lynch & Co.,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.75%, dated 5/28/99,
       due 6/1/99 (Delivery value $4,402,322)                         4,400,000
                                                                   ------------
   (Cost $4,400,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $173,000,329
                                                                   ============
   (Cost $148,086,096)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
      Contracts          Settlement                           Unrealized
       to Sell              Date               Value           Gain/Loss
-----------------------------------------------------------------------------
     164,503  CHF         6/30/99           $  108,035          $647
   3,027,821  EURO        6/30/99            3,161,236          21,603
     420,438  GBP         6/30/99              673,059          (1,420)
 107,173,560  JPY         6/30/99              885,293          (840)
     438,924  SEK         6/30/99               51,083           274
                                          ---------------    ------------
                                            $4,878,706          $20,264
                                          ===============    ============
(Value on Settlement Date $4,898,970)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future--and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

See Notes to Financial Statements


                                                 www.americancentury.com      53


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

DKK = Danish Krone

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

JPY = Japanese Yen

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

SEK = Swedish Krona

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1999.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Rate indicated is the yield to maturity at purchase.

(4) Coupon payments may consist of a combination of cash and additional securities.

(5) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(6) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 1999, was $4,456,467, which represented 2.6% of net assets.

(7) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


54      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                          STRATEGIC      STRATEGIC     STRATEGIC
                                         ALLOCATION:    ALLOCATION:   ALLOCATION:
MAY 31, 1999 (UNAUDITED)                CONSERVATIVE     MODERATE     AGGRESSIVE

ASSETS
Investment securities, at value
  (identified cost of $185,834,787,
  $281,564,974 and $148,086,096,
  respectively) (Note 3) .............   $198,660,956   $312,670,191   $173,000,329
Foreign currency holdings, at value
  (identified cost of $18,436,
  $488,661, and $474,499,
  respectively) ......................         18,436        490,799        475,537
Cash .................................          1,473           --             --
Receivable for investments sold ......      3,314,964      3,969,561      2,956,050
Receivable for forward foreign
  currency exchange contracts ........         14,771         36,725         22,524
Dividends and interest receivable ....      1,739,201      2,143,438        857,217
                                         ------------   ------------   ------------
                                          203,749,801    319,310,714    177,311,657
                                         ------------   ------------   ------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ................           --           89,234        256,287
Payable for investments purchased ....      3,908,178      5,487,745      3,761,674
Payable for forward foreign
  currency exchange contracts ........          1,573          3,646          2,260
Accrued management fees (Note 2) .....        170,307        293,228        177,026
Distribution fees payable (Note 2) ...          1,417          3,212          2,523
Service fees payable (Note 2) ........          1,417          3,212          2,523
Payable for directors' fees
  and expenses .......................             98             78             91
                                         ------------   ------------   ------------
                                            4,082,990      5,880,355      4,202,384
                                         ------------   ------------   ------------
Net assets ...........................   $199,666,811   $313,430,359   $173,109,273
                                         ============   ============   ============

NET ASSETS CONSIST OF:
Capital (par value and
  paid in surplus) ...................   $184,584,435   $279,038,268   $145,657,428
Undistributed net investment income ..      1,141,152      1,238,817      1,050,251
Accumulated undistributed net
  realized gain from investment
  and foreign currency transactions ..      1,101,206      2,016,277      1,466,068
Net unrealized appreciation on
  investments and translation of
  assets and liabilities in foreign
  currencies (Note 3) ................     12,840,018     31,136,997     24,935,526
                                         ------------   ------------   ------------
                                         $199,666,811   $313,430,359   $173,109,273
                                         ============   ============   ============

Investor Class, $0.01 Par Value
Net assets ...........................   $192,920,444   $298,472,254   $161,432,899
Shares outstanding ...................     34,896,038     47,304,198     23,769,880
Net asset value per share ............   $       5.53   $       6.31   $       6.79

Advisor Class, $0.01 Par Value
Net assets ...........................   $  6,746,367   $ 14,958,105   $ 11,676,374
Shares outstanding ...................      1,221,283      2,372,796      1,721,078
Net asset value per share ............   $       5.52   $       6.30   $       6.78

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders; net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      55


Statements of Operations
--------------------------------------------------------------------------------

                                    STRATEGIC      STRATEGIC     STRATEGIC
FOR THE SIX MONTHS                  ALLOCATION:    ALLOCATION:   ALLOCATION:
ENDED MAY 31, 1999 (UNAUDITED)     CONSERVATIVE     MODERATE     AGGRESSIVE

INVESTMENT INCOME
Income:
Interest ........................... $3,325,691   $ 3,450,265   $ 1,208,516
Dividends (net of foreign taxes
  withheld of $17,577, $48,091,
  and $34,765, respectively) .......    647,430     1,234,142       763,090
                                     ----------   -----------   -----------
                                      3,973,121     4,684,407     1,971,606
                                     ----------   -----------   -----------

Expenses (Note 2):
Management fees ....................    974,372     1,603,075       987,913
Distribution fees -- Advisor Class .      8,214        18,011        14,077
Service fees -- Advisor Class ......      8,214        18,011        14,077
Directors' fees and expenses .......        769         1,400           697
                                     ----------   -----------   -----------
                                        991,569     1,640,497     1,016,764
                                     ----------   -----------   -----------
Net investment income ..............  2,981,552     3,043,910       954,842
                                     ----------   -----------   -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS AND
FOREIGN CURRENCY (NOTE 3)
Net realized gain on:
Investments ........................  2,432,191     4,138,685     2,726,123
Foreign currency transactions ......    117,258       248,090       155,848
                                     ----------   -----------   -----------
                                      2,549,449     4,386,775     2,881,971
                                     ----------   -----------   -----------
Change in net unrealized
appreciation on:
Investments ........................  1,405,597     9,191,321     8,518,988
Translation of assets and
  liabilities in foreign
  currencies .......................      8,254        18,692        11,923
                                     ----------   -----------   -----------
                                      1,413,851     9,210,013     8,530,911
                                     ----------   -----------   -----------
Net realized and unrealized
  gain on investments and
  foreign currency .................  3,963,300    13,596,788    11,412,882
                                     ----------   -----------   -----------
Net Increase in Net Assets
  Resulting from Operations ........ $6,944,852   $16,640,698   $12,367,724
                                     ==========   ===========   ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest and dividend income

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


56      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 1998

                                      STRATEGIC ALLOCATION:          STRATEGIC ALLOCATION:          STRATEGIC ALLOCATION:
                                           CONSERVATIVE                     MODERATE                     AGGRESSIVE
Increase in Net Assets                 1999           1998             1999           1998           1999           1998

OPERATIONS
Net investment income .........  $   2,981,552   $   5,876,472   $   3,043,910   $   6,006,752   $     954,842   $   2,075,131
Net realized gain on
  investments and foreign
  currency transactions .......      2,549,449       4,808,349       4,386,775       7,826,734       2,881,971       3,332,508
Change in net unrealized
  appreciation on investments
  and translation of assets
  and liabilites in
  foreign currencies ..........      1,413,851       4,669,595       9,210,013      10,098,992       8,530,911       6,656,675
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations ...      6,944,852      15,354,416      16,640,698      23,932,478      12,367,724      12,064,314
                                 -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ..............     (2,612,442)     (5,800,329)     (2,795,111)     (5,873,919)     (1,746,451)     (1,584,225)
  Advisor Class ...............        (90,131)       (187,045)       (124,222)       (276,208)        (97,114)        (95,179)
From net realized gains on
  investment transactions:
  Investor Class ..............     (5,992,784)     (7,295,786)     (9,046,725)     (6,635,893)     (3,801,609)     (3,703,277)
  Advisor Class ...............       (213,170)       (204,754)       (452,461)       (295,112)       (264,507)       (268,899)
                                 -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ..........     (8,908,527)    (13,487,914)    (12,418,519)    (13,081,132)     (5,909,681)     (5,651,580)
                                 -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share
  transactions ................     14,064,478      24,713,711      34,236,497      54,162,988      11,297,688      31,349,164
                                 -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets ....     12,100,803      26,580,213      38,458,676      65,014,334      17,755,731      37,761,898

NET ASSETS
Beginning of period ...........    187,566,008     160,985,795     274,971,683     209,957,349     155,353,542     117,591,644
                                 -------------   -------------   -------------   -------------   -------------   -------------
End of period .................  $ 199,666,811   $ 187,566,008   $ 313,430,359   $ 274,971,683   $ 173,109,273   $ 155,353,542
                                 =============   =============   =============   =============   =============   =============
Undistributed net
  investment income ...........  $   1,141,152   $     862,173   $   1,238,817   $   1,114,240   $   1,050,251   $   1,938,974
                                 =============   =============   =============   =============   =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


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Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Strategic Allocation:
Conservative Fund, Strategic Allocation: Moderate Fund and Strategic Allocation:
Aggressive Fund (the funds) are three of the funds currently issued by the corporation. The funds' investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's risk profile. The funds seek to achieve this by diversifying investments among three asset classes - equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Allocation:
Aggressive, which are declared and paid annually. Distributions from net realized gains are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the Investment Company Act.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character


58      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM that provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's average daily closing net assets during the previous month. The annual management fee for each class of the funds is as follows:

                         STRATEGIC            STRATEGIC            STRATEGIC
                        ALLOCATION:          ALLOCATION:          ALLOCATION:
                        CONSERVATIVE          MODERATE            AGGRESSIVE
                    INVESTOR   ADVISOR   INVESTOR   ADVISOR   INVESTOR   ADVISOR
AVERAGE NET ASSETS
First $1 billion ...  1.00%     0.75%      1.10%     0.85%      1.20%     0.95%
Over $1 billion ....  0.90%     0.65%      1.00%     0.75%      1.10%     0.85%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended May 31, 1999, were $16,428 in Strategic Allocation: Conservative, $36,022 in Strategic Allocation: Moderate and $28,154 in Strategic Allocation: Aggressive.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.


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Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 1999 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended May 31, 1999, were as follows:

                                 STRATEGIC       STRATEGIC        STRATEGIC
                                 ALLOCATION:     ALLOCATION:      ALLOCATION:
                                CONSERVATIVE      MODERATE        AGGRESSIVE
PURCHASES
Investment Securities
  other than U.S. Government
  & Agency Obligations ........ $83,234,812     $154,064,675      $96,025,341
U.S. Government & Agency
  Obligations .................  24,629,923       17,828,485        2,694,606

PROCEEDS FROM SALES
Investment Securities
  other than U.S. Government
  & Agency Obligations ........ $78,305,913     $139,524,151      $91,601,713
U.S. Government & Agency
  Obligations .................  23,480,370       12,795,420        2,512,235

  On May 31, 1999, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                 STRATEGIC       STRATEGIC        STRATEGIC
                                 ALLOCATION:     ALLOCATION:      ALLOCATION:
                                CONSERVATIVE      MODERATE        AGGRESSIVE

Appreciation ................. $13,239,972      $32,224,636       $25,677,532
Depreciation .................  (1,841,781)      (3,477,009)      (2,028,969)
                               -------------    -------------    -------------
Net .......................... $11,398,191      $28,747,627       $23,648,563
                               =============    =============    =============
Federal Tax Cost ............. $187,262,765     $283,922,564     $149,351,766
                               =============    =============    =============


60   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the funds were as follows:

                               STRATEGIC ALLOCATION:         STRATEGIC ALLOCATION:         STRATEGIC ALLOCATION:
                                   CONSERVATIVE                     MODERATE                     AGGRESSIVE
                              SHARES         AMOUNT          SHARES         AMOUNT          SHARES         AMOUNT
INVESTOR CLASS
Authorized shares ........  50,000,000                     50,000,000                     50,000,000
                           ============                   ============                   ============
Six months ended
  May 31, 1999
Sold .....................  8,632,629      $47,597,724     10,611,654     $66,742,712     5,638,691      $37,723,341
Issued in reinvestment
  of distributions .......  1,435,579      7,755,366       1,939,629      11,747,743       866,756        5,527,761
Redeemed .................  (7,544,436)   (41,510,914)     (7,317,251)   (45,730,547)     (4,929,452)   (32,946,355)
                           ------------   -------------   ------------   -------------   ------------   -------------
Net increase .............  2,523,772      $13,842,176     5,234,032      $32,759,908     1,575,995      $10,304,747
                           ============   =============   ============   =============   ============   =============
Year ended
  November 30, 1998
Sold .....................  14,341,532     $78,794,970     23,620,687    $143,489,927     12,549,015     $80,160,388
Issued in reinvestment
  of distributions .......  2,221,536      11,843,897      2,116,707      12,429,433       895,817        5,276,602
Redeemed ................. (12,448,203)   (68,202,816)    (17,345,468)   (105,655,521)    (8,778,771)   (55,922,680)
                           ------------   -------------   ------------   -------------   ------------   -------------
Net increase .............  4,114,865      $22,436,051     8,391,926      $50,263,839      4,666,061     $29,514,310
                           ============   =============   ============   =============   ============   =============

ADVISOR CLASS
Authorized shares ........  25,000,000                     25,000,000                     25,000,000
                           ============                   ============                   ============
Six months ended
  May 31, 1999
Sold .....................   266,466       $1,464,162       569,093       $3,552,280       385,008       $2,560,141
Issued in reinvestment
  of distributions .......    56,064        303,298          95,133        576,258          56,668         361,429
Redeemed .................   (280,289)     (1,545,158)      (423,208)     (2,651,949)      (288,172)     (1,928,629)
                           ------------   -------------   ------------   -------------   ------------   -------------
Net increase .............    42,241         $222,302       241,018       $1,476,589       153,504         $992,941
                           ============   =============   ============   =============   ============   =============
Year ended
  November 30, 1998
Sold .....................   733,231       $4,045,949      1,851,968      $11,078,436      791,693       $5,187,411
Issued in reinvestment
  of distributions .......    73,283        391,794          97,244        571,210          61,708         364,076
Redeemed .................   (392,972)     (2,160,083)    (1,252,277)     (7,750,497)      (584,629)     (3,716,633)
                           ------------   -------------   ------------   -------------   ------------   -------------
Net increase .............   413,542       $2,277,660       696,935        $3,899,149      268,772       $1,834,854
                           ============   =============   ============   =============   ============   =============

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through May 31, 1999.


                                                 www.americancentury.com      61


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
6. FUND EVENTS

The following name changes became effective March 1, 1999:

           =====================================================================
           NEW NAME                      FORMER NAME
           =====================================================================

  FUND:    Strategic Allocation:         American Century Strategic
           Conservative Fund             Allocation: Conservative

  FUND:    Strategic Allocation:         American Century Strategic
           Moderate Fund                 Allocation: Moderate

  FUND:    Strategic Allocation:         American Century Strategic
           Aggressive Fund               Allocation: Aggressive


62      1-800-345-2021


Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Investor Class
                                        1999(1)     1998        1997     1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $5.59      $5.55       $5.26      $5.00
                                       --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ............  0.08       0.18       0.19       0.13
  Net Realized and Unrealized Gain
  on Investment Transactions ..........  0.13       0.31       0.36       0.22
                                       --------   --------   --------   --------
  Total From Investment Operations ....  0.21       0.49       0.55       0.35
                                       --------   --------   --------   --------
Distributions
  From Net Investment Income .......... (0.08)     (0.19)     (0.17)     (0.09)
  From Net Realized Gain on
  Investment Transactions ............. (0.19)     (0.26)     (0.09)       --
                                       --------   --------   --------   --------
  Total Distributions ................. (0.27)     (0.45)     (0.26)     (0.09)
                                       --------   --------   --------   --------
Net Asset Value, End of Period ........  $5.53      $5.59      $5.55      $5.26
                                       ========   ========   ========   ========
  Total Return(4) .....................  3.77%      9.43%     10.87%      7.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................1.00%(5)     1.00%      1.00%    1.01%(5)
Ratio of Net Investment Income
to Average Net Assets .................3.04%(5)     3.35%      3.48%    3.67%(5)
Portfolio Turnover Rate ...............   60%       113%       124%        44%
Net Assets, End of Period
(in thousands) ........................$192,920   $180,970   $156,733    $33,110

(1) Six months ended May 31, 1999 (unaudited).

(2) February 15, 1996 (inception) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


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Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                   Advisor Class
                                       1999(1)    1998        1997      1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period . $5.59     $5.56       $5.26      $5.09
                                      --------   -------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ...........  0.08      0.17       0.17       0.03
  Net Realized and Unrealized Gain
  on Investment Transactions .........  0.12      0.31       0.38       0.14
                                      --------   -------   --------   --------
  Total From Investment Operations ...  0.20      0.48       0.55       0.17
                                      --------   -------   --------   --------
Distributions
  From Net Investment Income ......... (0.08)    (0.19)     (0.16)       --
  From Net Realized Gain on
  Investment Transactions ............ (0.19)    (0.26)     (0.09)       --
                                      --------   -------   --------   --------
  Total Distributions ................ (0.27)    (0.45)     (0.25)        -
                                      --------   -------   --------   --------
Net Asset Value, End of Period .......  $5.52     $5.59      $5.56      $5.26
                                      ========   =======   ========   ========
  Total Return(4) ....................  3.56%     9.06%     10.77%      3.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................1.25%(5)    1.25%      1.25%    1.25%(5)
Ratio of Net Investment Income
to Average Net Assets ................2.79%(5)    3.10%      3.23%    3.25%(5)
Portfolio Turnover Rate ..............   60%      113%       124%        44%
Net Assets, End of Period
(in thousands) ....................... $6,746    $6,596     $4,253     $3,973

(1) Six months ended May 31, 1999 (unaudited).

(2) October 2, 1996 (commencement of sale) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                                              See Notes to Financial Statements


64      1-800-345-2021


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Investor Class
                                       1999(1)      1998        1997     1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $6.22      $5.98       $5.42      $5.00
                                       --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ............  0.06       0.15       0.14       0.10
  Net Realized and Unrealized Gain
  on Investment Transactions ..........  0.30       0.45       0.56       0.39
                                       --------   --------   --------   --------
  Total From Investment Operations ....  0.36       0.60       0.70       0.49
                                       --------   --------   --------   --------
Distributions
  From Net Investment Income .......... (0.06)     (0.16)     (0.13)     (0.07)
  From Net Realized Gain on
  Investment Transactions ............. (0.21)     (0.20)     (0.01)       --
                                       --------   --------   --------   --------
  Total Distributions ................. (0.27)     (0.36)     (0.14)     (0.07)
                                       --------   --------   --------   --------
Net Asset Value, End of Period ........  $6.31      $6.22      $5.98      $5.42
                                       ========   ========   ========   ========
  Total Return(4) .....................  6.14%     10.32%     13.02%      9.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................1.10%(5)     1.10%      1.10%    1.10%(5)
Ratio of Net Investment Income
to Average Net Assets .................2.08%(5)     2.38%      2.43%    2.52%(5)
Portfolio Turnover Rate ...............   58%       127%       119%        78%
Net Assets, End of Period
(in thousands) ........................$298,472   $261,721   $201,384    $57,836

(1) Six months ended May 31, 1999 (unaudited).

(2) February 15, 1996 (inception) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      65


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                              Advisor Class
                                          1999(1)          1998          1997         1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $     6.22       $     5.98    $     5.42    $     5.24
                                        ----------       ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income(3) ............       0.06             0.13          0.12          0.02
  Net Realized and Unrealized Gain
  on Investment Transactions ..........       0.28             0.45          0.56          0.16
                                        ----------       ----------    ----------    ----------
  Total From Investment Operations ....       0.34             0.58          0.68          0.18
                                        ----------       ----------    ----------    ----------
Distributions
  From Net Investment Income ..........      (0.05)           (0.14)        (0.11)         --
  From Net Realized Gain on
  Investment Transactions .............      (0.21)           (0.20)        (0.01)         --
                                        ----------       ----------    ----------    ----------
  Total Distributions .................      (0.26)           (0.34)        (0.12)         --
                                        ----------       ----------    ----------    ----------
Net Asset Value, End of Period ........ $     6.30       $     6.22    $     5.98    $     5.42
                                        ==========       ==========    ==========    ==========
  Total Return(4) .....................       5.81%           10.07%        12.72%         3.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................       1.35%(5)         1.35%         1.35%         1.35%(5)
Ratio of Net Investment Income
to Average Net Assets .................       1.83%(5)         2.13%         2.18%         2.10%(5)
Portfolio Turnover Rate ...............         58%             127%          119%           78%
Net Assets, End of Period
(in thousands) ........................ $   14,958       $   13,251    $    8,573    $    7,566

(1) Six months ended May 31, 1999 (unaudited).

(2) October 2, 1996 (commencement of sale) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                                              See Notes to Financial Statements


66      1-800-345-2021


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                     Investor Class
                                        1999(1)     1998        1997     1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $6.54      $6.25       $5.53      $5.00
                                       --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ............  0.04       0.10       0.09       0.07
  Net Realized and Unrealized Gain
  on Investment Transactions ..........  0.46       0.49       0.67       0.46
                                       --------   --------   --------   --------
  Total From Investment Operations ....  0.50       0.59       0.76       0.53
                                       --------   --------   --------   --------
Distributions
  From Net Investment Income .......... (0.08)     (0.09)     (0.04)       --
  From Net Realized Gain on
  Investment Transactions ............. (0.17)     (0.21)       --         --
                                       --------   --------   --------   --------
  Total Distributions ................. (0.25)     (0.30)     (0.04)       --
                                       --------   --------   --------   --------
Net Asset Value, End of Period ........  $6.79      $6.54      $6.25      $5.53
                                       ========   ========   ========   ========
  Total Return(4) .....................  7.90%      9.93%     13.84%     10.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................1.20%(5)     1.20%      1.20%    1.20%(5)
Ratio of Net Investment Income
to Average Net Assets .................1.16%(5)     1.49%      1.58%    1.72%(5)
Portfolio Turnover Rate ...............   61%       134%       135%        64%
Net Assets, End of Period
(in thousands) ........................$161,433   $145,125   $109,497    $46,276

(1) Six months ended May 31, 1999 (unaudited).

(2) February 15, 1996 (inception) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      67


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                     Advisor Class
                                        1999(1)     1998        1997     1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $6.52      $6.23       $5.53      $5.37
                                       --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(3) ............  0.03       0.08       0.07       0.01
  Net Realized and Unrealized Gain
  on Investment Transactions ..........  0.46       0.49       0.67       0.15
                                       --------   --------   --------   --------
  Total From Investment Operations ....  0.49       0.57       0.74       0.16
                                       --------   --------   --------   --------
Distributions
  From Net Investment Income .......... (0.06)     (0.07)     (0.04)       --
  From Net Realized Gain on
  Investment Transactions ............. (0.17)     (0.21)       --         --
                                       --------   --------   --------   --------
  Total Distributions ................. (0.23)     (0.28)     (0.04)       --
                                       --------   --------   --------   --------
Net Asset Value, End of Period ........  $6.78      $6.52      $6.23      $5.53
                                       ========   ========   ========   ========
  Total Return(4) .....................  7.81%      9.66%     13.43%      2.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................1.45%(5)     1.45%      1.45%    1.45%(5)
Ratio of Net Investment Income t
o Average Net Assets ..................0.91%(5)     1.24%      1.33%    1.31%(5)
Portfolio Turnover Rate ...............   61%       134%       135%        64%
Net Assets, End of Period
(in thousands) ........................$11,676    $10,228     $8,095     $5,872

(1) Six months ended May 31, 1999 (unaudited).

(2) October 2, 1996 (commencement of sale) through November 30, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                                              See Notes to Financial Statements


68      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

      INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      69


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty funds.

     STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

     STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but it maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but it maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

     The risk designations are relative only to the three Strategic Asset Allocation funds and do not represent comparisons with any other investment.

     The funds invest in both domestic and foreign securities. International investing involves special risks, such as political instability and currency fluctuations.

COMPARATIVE INDICES

     The indices listed below are used in the report as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of large-company stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The S&P 500/BARRA VALUE INDEX and the S&P 500/BARRA GROWTH INDEX are capitalization-weighted indices made up of the stocks from the S&P 500. The value index contains firms with lower price-to-book ratios; conversely, the growth index has firms with higher price-to-book ratios.

     The LEHMAN AGGREGATE BOND INDEX reflects the combined performance of several Lehman bond indices, including the TREASURY BOND, CORPORATE BOND, and MORTGAGE-BACKED SECURITIES indices.

     The MORGAN STANLEY EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX is a widely followed group of stocks from 22 countries (excluding the U.S.).

     The J.P. MORGAN GOVERNMENT BOND INDEX consists of government bonds from 12 countries (excluding the U.S.).

     The THREE-MONTH TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[left margin]

THE FUNDS' NEUTRAL ASSET MIXES*
                  CON       MOD      AGG
STOCKS            40%       60%      75%
BONDS             45%       30%      20%
CASH
  (MONEY MARKET
  SECURITIES)     15%       10%       5%

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     JEFF TYLER
     BRIAN HOWELL


70      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 63-68.

STOCK PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* DIVIDEND YIELD -- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/EARNINGS RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

BOND PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

FIXED-INCOME SECURITY TYPES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* CORPORATE SECURITIES -- debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* FOREIGN GOVERNMENT SECURITIES -- debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are


                                                 www.americancentury.com      71


Glossary
--------------------------------------------------------------------------------

considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES --debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years), and bonds (maturing in more than ten years).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


72      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9907                                                    Funds Distributor, Inc.
SH-SAN-17031                      (c)1999 American Century Services Corporation